THE ESTEE LAUDER COMPANIES RETIREMENT GROWTH ACCOUNT PLAN As Amended and Restated Effective as of January 1, 2023 Exhibit 10.1

i THE ESTEE LAUDER COMPANIES RETIREMENT GROWTH ACCOUNT PLAN TABLE OF CONTENTS SECTION 1 NAME AND CONSTRUCTION .............................................................................. 1 SECTION 2 DEFINITIONS ........................................................................................................... 2 SECTION 3 PARTICIPATION ................................................................................................... 12 SECTION 4 RETIREMENT DATES .......................................................................................... 14 SECTION 5 PARTICIPANTS’ RETIREMENT ACCOUNTS ................................................... 15 SECTION 6 CONTRIBUTIONS ................................................................................................. 23 SECTION 7 DEATH BENEFIT ................................................................................................... 24 SECTION 8 TERMINATION OF EMPLOYMENT ................................................................... 26 SECTION 9 OPTIONAL FORMS OF BENEFIT........................................................................ 29 SECTION 10 PAYMENT OF RETIREMENT INCOME ........................................................... 34 SECTION 11 ADMINISTRATION OF THE PLAN ................................................................... 36 SECTION 12 INVESTMENT OF PLAN ASSETS; DUTIES OF FIDUCIARY COMMITTEE ............................................................................................................. 39 SECTION 13 OBLIGATIONS OF THE EMPLOYER ............................................................... 41 SECTION 14 MISCELLANEOUS PROVISIONS ...................................................................... 42 SECTION 15 ADOPTION OF PLAN BY MEMBERS OF THE GROUP ................................. 44 SECTION 16 AMENDMENT AND TERMINATION ............................................................... 46 SECTION 17 LIMITATION ACCORDING TO TREASURY DEPARTMENT REQUIREMENTS ...................................................................................................... 48 SECTION 18 TOP-HEAVY PLAN PROVISIONS ..................................................................... 49 SECTION 19 FUNDING-BASED LIMITATIONS .................................................................... 52 SECTION 20 EXECUTION ......................................................................................................... 59 APPENDIX A ............................................................................................................................. A-1 APPENDIX B ............................................................................................................................. B-1 APPENDIX C ADDITIONAL EARLY RETIREMENT BENEFITS ....................................... C-1 APPENDIX D ADDITIONAL EARLY RETIREMENT BENEFITS ....................................... D-1 APPENDIX E SPECIAL PROVISIONS GOVERNING EMPLOYEES OF WHITMAN PACKAGING CORPORATION WHO DID NOT OTHERWISE BECOME ELIGIBLE EMPLOYEES PRIOR TO JANUARY 1, 1992 ..................................... E-1 APPENDIX F SPECIAL PROVISIONS GOVERNING EMPLOYEES OF WHITMAN PACKAGING CORPORATION WHO OTHERWISE BECOME ELIGIBLE EMPLOYEES PRIOR TO JANUARY 1, 1992 ........................................................ F-1

ii APPENDIX G SPECIAL PROVISIONS GOVERNING EMPLOYEES OF NORTHTEC INC. WHO DID NOT OTHERWISE BECOME ELIGIBLE EMPLOYEES PRIOR TO JANUARY 1, 1992 ................................................................................ G-1 APPENDIX H SPECIAL PROVISIONS GOVERNING EMPLOYEES OF NORTHTEC INC. WHO OTHERWISE BECOME ELIGIBLE EMPLOYEES PRIOR TO JANUARY 1, 1992 ................................................................................................... H-1 APPENDIX I ADDITIONAL RETIREMENT BENEFITS......................................................... I-1 APPENDIX J ADDITIONAL EARLY RETIREMENT BENEFITS - II ................................... J-1 APPENDIX K SPECIAL PROVISIONS GOVERNING EMPLOYEES OF BOBBI BROWN PROFESSIONAL COSMETICS, INC. WHO DID NOT OTHERWISE BECOME ELIGIBLE EMPLOYEES .............................................. K-1 APPENDIX L SPECIAL PROVISIONS GOVERNING ESTEE LAUDER EMPLOYEES WHO WERE PREVIOUSLY EMPLOYED BY THE DONNA KARAN COMPANY WHO DID NOT OTHERWISE BECOME ELIGIBLE EMPLOYEES ............................................................................................................ L-1 APPENDIX M SPECIAL PROVISIONS GOVERNING CERTAIN TRANSFERRED EMPLOYEES .......................................................................................................... M-1 APPENDIX N PROVISIONS GOVERNING CERTAIN EMPLOYEES OF MAKE-UP ART COSMETICS INC. AND ITS AFFILIATES AND PREDECESSORS ......... N-1 APPENDIX O ADDITIONAL EARLY RETIREMENT BENEFIT - III .................................. O-1 APPENDIX P PROVISIONS GOVERNING CERTAIN EMPLOYEES OF STILA COSMETICS, INC. AND ITS AFFILIATES AND PREDECESSORS .................. P-1 APPENDIX Q PROVISIONS GOVERNING CERTAIN EMPLOYEES OF AVEDA CORPORATION AND ITS AFFILIATES AND PREDECESSORS .................... Q-1 APPENDIX R PROVISIONS GOVERNING CERTAIN EMPLOYEES OF SASSABY COSMETICS INC. AND ITS AFFILIATES AND PREDECESSORS .................. R-1 APPENDIX S SPECIAL PROVISIONS GOVERNING TRANSFERRED EMPLOYEES OF RODAN & FIELDS LLC .................................................................................... S-1 APPENDIX T PROVISIONS GOVERNING CERTAIN EMPLOYEES OF DARPHIN LLC AND ITS AFFILIATES AND PREDECESSORS ........................................... T-1 APPENDIX U PROVISIONS GOVERNING CERTAIN EMPLOYEES OF APPLIED GENETICS INC. DERMATICS AND ITS AFFILIATES AND PREDECESSORS..................................................................................................... U-1 APPENDIX V RETIREE MEDICAL ACCOUNT .................................................................... V-1 APPENDIX W PROVISIONS GOVERNING CERTAIN EMPLOYEES OF BUMBLE AND BUMBLE, LLC, BUMBLE AND BUMBLE PRODUCTS, LLC AND THEIR PREDECESSORS ....................................................................................... W-1 APPENDIX X PROVISIONS GOVERNING CERTAIN EMPLOYEES OF DJF ENTERPRISES, INC. AND ITS PREDECESSORS ............................................... X-1

iii APPENDIX Y SPECIAL SUPPLEMENT ................................................................................. Y-1 APPENDIX Z PROVISIONS GOVERNING CERTAIN EMPLOYEES OF GLAMGLOW LLC ................................................................................................... Z-1 APPENDIX AA PROVISIONS GOVERNING CERTAIN EMPLOYEES OF BY KILIAN INC AND EDITIONS DE PARFUMS LCC .......................................... AA-1 APPENDIX BB PROVISIONS GOVERNING CERTAIN EMPLOYEES OF LE LABO HOLDING LLC ...................................................................................................... BB-1 APPENDIX CC PROVISIONS GOVERNING CERTAIN EMPLOYEES OF ALZHEIMER’S DRUG DISCOVERY FOUNDATION ...................................... CC-1 APPENDIX DD PROVISIONS GOVERNING CERTAIN EMPLOYEES OF TOO FACED COSMETICS HOLDINGS, LLC ............................................................ DD-1 APPENDIX EE PROVISIONS GOVERNING CERTAIN EMPLOYEES OF HAVE & BE USA, INC.......................................................................................................... EE-1

1 AMENDMENT AND RESTATEMENT OF THE ESTEE LAUDER COMPANIES RETIREMENT GROWTH ACCOUNT PLAN SECTION 1 NAME AND CONSTRUCTION 1.1 Name of Plan. This Plan shall be known as the “The Estee Lauder Companies Retirement Growth Account Plan.” 1.2 Construction. It is the intention of Estee Lauder that the amended and restated Plan, and its attendant trust fund, will continue to meet the requirements of ERISA and be qualified and exempt from taxes under Sections 401 and 501 of the Code. Effective January 1, 1996, the Plan also is intended to be a “multiple employer plan” within the meaning of Section 413(c) of the Code. The Plan is intended to be a defined benefit plan for purposes of ERISA and the Code. 1.3 Effective Date. (a) This Amendment and Restatement of the Plan shall generally be effective as of January 1, 2023; provided, however, that earlier or later effective dates may apply to specific provisions of the Plan, as noted in such provisions. (b) The rights of any person who terminated employment or retired on or before the effective date of any of the relevant provisions of this amendment and restatement of the Plan, including his or her eligibility for benefits, shall be determined solely under the terms of the Plan as in effect on the date of his termination or retirement, unless such person is thereafter reemployed (and, to the extent relevant, again becomes an Active Participant) on or after the effective date of any such provision of amendment and restatement, in which case such provision shall apply to such person.

2 SECTION 2 DEFINITIONS 2.1 “Accrued Benefit” means a monthly amount of retirement income determined for a Participant as of a specified date, commencing on a Participant’s Normal Retirement Date, and payable as a single life annuity. The Accrued Benefit as of a specified date equals the Participant’s Retirement Account projected to Normal Retirement Date with interest using the Periodic Adjustment Percentage and then divided by the applicable factor from Appendix A. If the Accrued Benefit is determined after the Participant’s Normal Retirement Date, the Accrued Benefit equals the Participant’s Retirement Account divided by the applicable factor from Appendix A. For those who were participants in the Prior Plans as of December 31, 1990 and satisfy the applicable requirements set forth in Appendix B, the Accrued Benefit is the greater of the accrued benefit described above or the accrued benefit determined under the Prior Plans, as described in Section 5.5 hereof. 2.2 “Actuarial Equivalent” means, with respect to a Participant’s Accrued Benefit, another annuity or benefit that commences at a different date and/or is payable in a different form than the Accrued Benefit, but which has the same present value as the Accrued Benefit, when measured on the basis of the interest rate, mortality table and other factors specified in Appendix A as of the date of commencement of payment of such annuity or benefit, as calculated by or under the supervision of an actuary appointed by Estee Lauder or the Fiduciary Committee, which actuary has been enrolled under Subtitle C of Title III of ERISA. 2.3 “Approved Absence” means (a) any period of absence from work (other than any such absence on account of a period of Disability), with the approval or direction of the Employer, for up to 12 months and, provided said Employee returns to work for the Employer at such time as the Employer may reasonably require, the Approved Absence may exceed such 12- month period but will not be in excess of 24 months, (b) any period of absence during which the Employee was in military service with the armed forces (including Coast Guard and Merchant Marine Service) if the Employee has reemployment rights under applicable laws and complies with the requirements of the law as to reemployment and is reemployed, and (c) any period of Disability, but (except as provided in the last paragraph of Section 5.5) not to exceed 12 months. An Approved Absence will be disregarded for the purpose of the Plan, and the Employee will be regarded as in the service of the Employer during any period of an Approved Absence. The Hours of Service credited during an Approved Absence shall be those which would normally have been credited but for such absence, or in any case in which the Employer is unable to determine such hours normally credited, eight (8) Hours of Service per day. 2.4 “Average Final Compensation” means the highest average annual “compensation” which is produced by averaging an Employee’s compensation for any five (5) consecutive calendar years within the Employee’s Years of Credited Service. For purposes of this Section only, “compensation” means the straight time basic salary or wages paid to an Employee by the Employer for his services during each calendar year, inclusive of salary reduction contributions made by an Employer on behalf of the Employee under a “cash or deferred arrangement” described in Section 401(k) of the Code and pre-tax contributions made

3 by the Employee under a “cafeteria plan” described in Section 125 of the Code and (effective January 1, 2001) under an arrangement described in Section 132(f)(4) of the Code, in each case maintained by an Employer, but excluding bonuses, payments for overtime, other Employer contributions for pension, insurance or other welfare benefits, or any other special payments. Notwithstanding the foregoing provisions of this Section 2.4, except to the extent otherwise provided in Section 5.5, “compensation” for each calendar year shall not exceed the dollar limitation under Section 401(a)(17) of the Code, subject to any adjustment to reflect increases in the cost of living determined by the Secretary of the Treasury pursuant to Section 401(a)(17) of the Code. In determining Average Final Compensation for Participants whose retirement or termination of employment is on or after January 1, 2002, the Participant’s “compensation” for 2001 and prior years shall be subject to the annual compensation limit in effect under Section 401(a)(17) of the Code on January 1, 2002 ($200,000). Effective as of January 1, 2009, “compensation” for purposes of this Section 2.4 shall also include any “differential pay” (as defined in Section 2.10). 2.5 “Beneficiary” means any individual, trust, estate or other recipient entitled pursuant to Section 7.3 of this Plan to receive benefits, on either a primary or contingent basis, because of the death of a Participant. 2.6 “Board of Directors” or “Board” means the Board of Directors of Estee Lauder. 2.7 “Break in Service” means, with respect to any person, a Plan Year during which such person does not perform more than 500 Hours of Service; provided, however, that for purposes of Years of Eligibility Service, such term shall mean the 12-month period commencing on a person’s Employment Commencement Date or a Plan Year, as the case may be (a “computation period”), during which such person does not perform more than 500 Hours of Service. A person who is absent from work for maternity or paternity reasons shall be credited with the lesser of the number of Hours of Service necessary to prevent a Break in Service or the number of hours which otherwise would normally have been credited to such person but for such absence (i) in the computation period in which the absence begins, if necessary to prevent a Break in Service, and (ii) in all other cases, in the following computation period. For purposes of this Section, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the person, (ii) by reason of the birth of a child of the person, (iii) by reason of the placement of a child with the person in connection with the adoption of such child by such person or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. No person shall incur a Break in Service solely on account of an absence which qualifies under the Family Medical Leave Act of 1993, to the extent required under the provisions of such Act. 2.8 “Code” means the Internal Revenue Code of 1986, as amended. 2.9 “Committee” means The Estee Lauder Inc. Employee Benefits Committee appointed pursuant to Section 11 hereof. 2.10 “Compensation” means, for a particular Plan Year, the straight time basic salary or wages paid to an Employee by the Employer on and after the Entry Date on which the

4 Employee first becomes eligible to participate in the Plan pursuant to Section 3, inclusive of salary reduction contributions made by an Employer on behalf of the Employee under a “cash or deferred arrangement” described in Section 401(k) of the Code and pre-tax contributions made by the Employee under a “cafeteria plan” described in Section 125 of the Code or (effective January 1, 2001) under an arrangement described in Section 132(f)(4) of the Code, in each case maintained by the Employer, and including bonuses, commissions paid on or after January 1, 2022, shift differential, back-up pay, overtime pay, paid time off, training and travel time pay, but excluding (i) commissions paid prior to January 1, 2022, (ii) payments in lieu of unused vacation time, sick time, holidays, seniority days or other unused paid time off, (iii) referral fees, (iv) gratuities, (v) relocation payments, (vi) special allowance payments, (vii) sign-on payments, (viii) on-call compensation, (ix) any other amounts which are not currently included in the Employee’s income for Federal income tax purposes, and (x) amounts paid under Estee Lauder’s Short-Term Disability Plan or Long-Term Disability Plan. In addition to other applicable limitations that may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, Compensation taken into account under the Plan for the purpose of calculating a Plan Participant’s Accrued Benefit shall not exceed the dollar limitation under Section 401(a)(17) of the Code, subject to any adjustment to reflect increases in the cost of living determined by the Secretary of the Treasury pursuant to Section 401(a)(17) of the Code. Notwithstanding the foregoing, for Participants who terminate employment on or after December 1, 2002, the annual amounts credited to their Retirement Account pursuant to Section 5 for Plan Years prior to 2002 shall be retroactively adjusted as though the $200,000 dollar limitation in effect under Section 401(a)(17) of the Code for 2002 had been in effect for such prior Plan Years (subject to the Plan’s compliance with Sections 401(a)(4) and 415 of the Code and the Treasury Regulations thereunder). Effective as of January 1, 2009, Compensation shall also include any “differential pay.” For this purpose, “differential pay” shall mean any payment which (i) is made by an Employer to an individual with respect to any period during which he or she is performing service in the uniformed services (as defined in Chapter 43, Title 38, United States Code) while on active duty for a period of more than 30 days, and (ii) represents all or a portion of the amount the individual would have received from the Employer if he or she were performing services for such Employer. Notwithstanding the exclusion of commissions paid prior to January 1, 2022 from “Compensation” pursuant to the first paragraph of this Section 2.10, commissions paid on or after April 1, 2010 to Employees of Aveda Corporation, Aveda Experience Centers Inc., Aveda Institute Inc. or Aveda Services Inc. shall be counted as “Compensation” for all purposes under the Plan. 2.11 “Disability” means, with respect to any Employee, a condition which constitutes a disability under the terms of the Employer’s Long-Term Disability Plan or under Title II of the Federal Social Security Act, regardless of whether such Employee is otherwise in fact entitled to receive benefits under the Employer’s Long-Term Disability Plan and/or Title II of the Federal Social Security Act. 2.12 "Domestic Partner" means any person who is not the Participant's spouse and who, together with the Participant, has properly certified in the form and manner designated

5 by the Committee that they qualify as a domestic partnership. Once an individual has been recognized as a Domestic Partner under the Plan, the individual shall continue to be treated as a Domestic Partner until the earlier of the individual's death, the individual's marriage to the Participant, or the date the individual or the Participant furnishes, in the form and manner designated by the Committee, a written statement certifying the termination of the domestic partnership. 2.13 “Early Retirement Date” means the first day of the month which next follows a Participant’s termination of employment on or after attainment of at least age 55 and completion of at least ten (10) Years of Service, but prior to the Participant’s Normal Retirement Date. 2.14 “Effective Date,” with respect to the Plan as amended and restated and set forth herein, means January 1, 2023. 2.15 “Employee” means any person who is classified as an employee on the payroll records of an Employer, in accordance with the Employer’s standard personnel practices. Individuals not classified as employees on the payroll records of the Employer for a particular period shall not be considered “Employees” for such period even if a court or administrative agency subsequently determines that such individuals were common law employees of the Employer during such period. Anything herein to the contrary notwithstanding, the term “Employee” shall not include: (a) a person who is represented by or included in a collective bargaining unit recognized by the Employer unless the Employer and the collective bargaining agent have agreed that the Plan shall apply to such unit; (b) with respect to periods prior to July 1, 1998, an In-Store Employee; (c) a person who would be an In-Store Employee, but for the fact that such person is classified as an international military sales person; (d) a person who is a nonresident alien who receives no compensation from an Employer which constitutes income from sources within the United States (other than a person employed by Clinique Laboratories, Inc. (Puerto Rico Branch)); (e) any person who is performing services for the Employer pursuant to an agreement between the Employer and a third party leasing organization, staffing firm, professional employer organization or other similar third party organization; or (f) a person who is classified as an “on-call employee” in accordance with the Employer’s standard personnel practices. Notwithstanding the foregoing, and solely for purposes of determining a person’s non-forfeitable benefit and eligibility to become a Participant, if a person who had been a Leased Employee becomes an Employee, such person shall be treated as an Employee from the first date that such person would have first been treated as a Leased Employee, determined without regard to the one (1)-year requirement of Section 414(n)(2)(B) of the Code; provided, however, that

6 such person shall not become a Participant prior to the first Entry Date coincident with or next following becoming an Employee. 2.16 “Employer” means Estee Lauder, and any other company included within the Group that includes Estee Lauder (or any other corporation or unincorporated trade or business not included within the Group that includes Estee Lauder) that adopts the Plan with the approval of Estee Lauder, as provided in Section 15 hereof, and any successor to any such company that participated in this Plan. 2.17 “Employment Commencement Date” means, with respect to any person, the date coincident with or next following the date on which such person first performs an Hour of Service; provided, however, that with respect to a person who incurs a Break in Service and is thereafter reemployed, such term shall mean the date subsequent to such Break in Service on which he first performs an Hour of Service. 2.18 “Entry Date” means each January 1 and July 1; provided, however, that prior to January 1, 1993, with respect to any person who was a regular and non-contingent Employee of the Employer, “Entry Date” means the first date coincident with or next following such person’s Employment Commencement Date. 2.19 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. 2.20 “Estee Lauder” means Estee Lauder Inc., a corporation duly organized under the laws of the State of Delaware, and any successor thereto. 2.21 “Fiduciary Committee” means the Estee Lauder Inc. Fiduciary Investment Committee, the members of which shall be appointed by the Board. 2.22 “Group” means Estee Lauder and any other unit or organization that is related to Estee Lauder as a member of a “controlled group of corporations,” a group under “common control” or an “affiliated service group,” all as determined pursuant to Sections 414(b), (c), and (m) of the Code. With respect to a participating Employer which is not in the same Group as Estee Lauder, “Group” means such Employer and any other unit or organization that is related to such employer as a member of a “controlled group of corporations,” a group under “common control” or an “affiliated service group,” all as determined pursuant to Sections 414(b), (c) and (m) of the Code. For purposes of determining whether or not a person is an Employee and the period of employment of such person, each such unit or organization shall be included in the Group only for such period or periods during which it is a “member” of the Group. 2.23 “Hour of Service” means: (a) Each hour for which an Employee is directly or indirectly compensated, or entitled to be compensated, by the Employer for the performance of duties. (b) Each hour for which an Employee is credited by the Employer during an Approved Absence.

7 (c) Except as provided in (b) above, each hour, to a maximum of 501 hours for any single continuous period, for which an Employee is directly or indirectly compensated, or entitled to be compensated, by the Employer for reasons other than the performance of duties (irrespective of whether the employment relationship has terminated) due to vacation, holidays, incapacity, layoff, jury duty or military duty. Hours shall not be credited for payment to an Employee from a plan required by workers’ compensation, unemployment compensation or disability insurance laws, nor shall hours be credited for reimbursement of such an Employee for his medical or medically-related expenses. (d) Each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Employer provided that if such award or agreement of back pay is for reasons other than the performance of duties, such hours shall be subject to the restrictions of paragraph (c). The same Hours of Service shall not be credited under more than one of the paragraphs above. All Hours of Service shall be computed and credited to computation periods in accordance with Sections 2530.200b-2(b) and (c) of the Department of Labor regulations; provided, however, that Hours of Service under paragraph (a) above, with respect to any payroll period, shall be credited for the Plan Year in which such payroll period ends. In determining an Employee’s Hours of Service, he shall receive credit for all Hours of Service performed for any corporation or other entity which is a member of the Group; provided that (a) he shall not be credited with any Hours of Service performed for any such corporation or other entity prior to the time that such entity becomes a member of the Group and (b) the number of Hours of Service so credited with respect to his employment with such entity shall cease at the time such entity is no longer a member of the Group. Notwithstanding any of the foregoing requirements of this definition, an individual employed by the Employer (or by any other member of the Group which includes the Employer) as a common law employee, but who is not then classified as an Employee (including, but not limited to, an individual who was an Employee and thereafter becomes an Inactive Participant on account of a transfer of employment to a non-Employer member of the Group) shall, except for purposes of determining Years of Credited Service, nevertheless be credited with Hours of Service for all periods with respect to which such person is in fact so employed as a common law employee, to the same extent as if he had been an Employee. When an Employee’s total actual Hours of Service are not specifically tracked during a payroll period, the following equivalencies shall be used in accordance with Section 2530.200b-3(e) of the Department of Labor regulations: Employees shall be credited with the following Hours of Service for each payroll period for which they are required to be credited with at least one (1) Hour of Service: Payroll Period Applicable to Employee Hours of Service Monthly 190

8 Semi-monthly 95 Biweekly 90 Weekly 45 Per diem 10 2.24 “In-Store Employee” means any person who: (a) is classified as an employee on the payroll records of the Employer, in accordance with the Employer’s standard personnel practices; and (b) performs services primarily in department stores, or in free-standing stores owned or leased by Estee Lauder or by another member of the Group that make sales to the general public (including stores providing sales of discounted merchandise to the general public). 2.25 “Initial Effective Date” means January 1, 1991. 2.26 “Leased Employee” means an individual who performs services for the Employer, other than as a common law employee, if (a) such services are provided pursuant to a written or oral agreement between the Employer and any other person; (b) the individual has performed during any consecutive 12-month period (i) at least 1,500 Hours of Service for the Employer or (ii) a number of Hours of Service which is at least 501 and which is at least equal to 75% of the median Hours of Service that are customarily performed by an employee of the Employer in the particular position; and (c) such services are performed under the primary direction or control of the Employer. 2.27 “Normal Retirement Date” means the first day of the month which next follows a Participant’s attainment of at least age 65 and completion of at least five (5) Years of Service. 2.28 “Normal Retirement Income” means a Participant’s Accrued Benefit payable hereunder at his Normal Retirement Date in the form provided in Section 9.1 hereof. The Normal Retirement Income of each Participant shall not be less than the largest periodic benefit that would have been payable to the Participant upon separation from service at or prior to his Normal Retirement Date under the Plan exclusive of social security supplements, premiums on disability or term insurance, and the value of disability benefits not in excess of the Normal Retirement Income. For purposes of comparing periodic benefits in the same form, commencing prior to and at the Participant’s Normal Retirement Date, the greater benefit is determined by converting the benefit payable prior to the Normal Retirement Date into the same form of annuity benefit payable at the Normal Retirement Date and comparing the amount of such annuity payments. 2.29 “Participant” means any person who has become eligible to participate in the Plan in accordance with Section 3, and who has neither been paid in full any benefit to which

9 he may be entitled under the Plan nor completely forfeited such benefit. An “Active Participant” means a Participant who is an Employee. An “Inactive Participant” means a Participant who is not an Active Participant. 2.30 “Periodic Adjustment Percentage” means: (a) For Plan Years beginning prior to January 1, 2017, the greater of (i) the arithmetic daily average of one (1)-year Treasury Constant Maturities for each calendar year immediately preceding the applicable Plan Year for which it is applied, as published in the Federal Reserve Statistical Release H.15 (519) of the Board of Governors of the Federal Reserve System, or (ii) 4%, and (b) For Plan Years beginning on or after January 1, 2017, the greater of (i) the arithmetic average of the monthly averages of one (1)-year Treasury Constant Maturity rates determined for each of the last five (5) months of the calendar year immediately preceding the applicable Plan Year for which it is applied, as published in the Federal Reserve Statistical Release H.15 (519) of the Board of Governors of the Federal Reserve System, or (ii) 4%. 2.31 “Plan” means The Estee Lauder Companies Retirement Growth Account Plan as effective January 1, 1991, and as it hereafter may be further amended from time to time. 2.32 “Plan Year” means the calendar year. 2.33 “Prior Plan” means the Estee Lauder Inc. Employee Retirement Plan, As Amended Effective July 1, 1975 (incorporating all amendments adopted through December 31, 1990), or the Estee Lauder Hemisphere Corporation Pension Plan, As Amended and Restated Effective January 1, 1986 (incorporating all amendments adopted through December 31, 1990), as such plans were in effect immediately prior to January 1, 1991, whichever plan (if any) is applicable to a Participant. The terms and provisions of the applicable Prior Plan fix and determine the rights and obligations under the Plan with respect to any Employee whose employment terminated prior to January 1, 1991. 2.34 “Retirement Account” means the bookkeeping account maintained with respect to a Participant as described in Section 5.1 hereof. 2.35 “Retirement Income Commencement Date” means the first day of the first period for which a benefit under the Plan is paid as an annuity or any other form. 2.36 “Social Security Covered Compensation” means the 35 year average of the maximum annual wages covered by the Federal Social Security Act as in effect, ending in the year Social Security retirement age (as defined in Section 415(b)(8) of the Code) is attained. 2.37 “Surviving Spouse” means a wife or husband of a Participant who has been married to such Participant by legal contract as of the earlier of the death of the Participant or the Participant’s Retirement Income Commencement Date. 2.38 “Trustee” means the trustee or trustees which may at any time be acting as trustee of the Trust Fund, as provided in Section 12 hereof.

10 2.39 “Trust Fund” or “Fund” means all funds at any time held by the Trustee and/or insurance company for the purposes of the Plan, as provided in Section 12 hereof. 2.40 “Year of Credited Service” means, with respect to any Participant, a Plan Year during which the Participant completes at least 1,000 Hours of Service as an Employee, commencing on such Participant’s Entry Date, or, if later, January 1, 1993. In the case of a Participant who participated in the Plan prior to January 1, 1993, Years of Credited Service shall also include all Years of Credited Service accrued under the Plan as of December 31, 1992; fractional Years of Credited Service accrued under the Plan as of December 31, 1992 shall be converted to Hours of Service by crediting such Participant, for the Plan Year commencing on January 1, 1993, with 190 Hours of Service for each calendar month during which the Participant performed an Hour of Service. In the case of a Participant who was a participant in a Prior Plan, Years of Credited Service shall, in addition, include all Credited Service (as defined in the Prior Plan) recognized under such Prior Plan for benefit accrual purposes as of December 31, 1990. 2.41 “Year of Eligibility Service” means, with respect to any person, a consecutive 12-month period beginning on such person’s Employment Commencement Date during which he completes at least 1,000 Hours of Service. If such person fails to complete at least 1,000 Hours of Service during such 12-month period, then a “Year of Eligibility Service” shall be determined based on the completion of at least 1,000 Hours of Service in the Plan Year beginning with or within the 12-month period beginning on such person’s Employment Commencement Date, and then each Plan Year thereafter. In the case of a Participant who terminates employment and does not have any nonforfeitable right to his Accrued Benefit, Years of Eligibility Service before a period of consecutive one (1)-year Breaks in Service shall not be taken into account if the number of consecutive one (1)-year Breaks in Service in such period equals or exceeds five (5). A Participant whose Years of Eligibility Service are disregarded pursuant to the preceding sentence shall, upon his reemployment, be treated as newly employed for eligibility purposes. If a Participant’s Years of Service may not thus be disregarded, such Participant shall again become an Active Participant immediately upon the date he first performs an Hour of Service as an Employee. 2.42 “Year of Service” means, with respect to any person, a Plan Year during which the person completes at least 1,000 Hours of Service (except as set forth in Section 8.4 hereof (relating to the “rule of parity”)) commencing on the later of January 1, 1993, or (i) for purposes of Section 5.2 hereof, in the case of any In- Store Employee who becomes a Participant on July 1, 1998 or in the case of employment by a non-Employer member of the Group, the Employment Commencement Date, (ii) for purposes of Section 5.2, in the case of any Participant not described in the foregoing clause (i), the first day of the Plan Year in which such person’s Entry Date occurs, and (iii) for purposes of Section 8 hereof, the Employment Commencement Date.

11 In the case of a person who was in the employ of an Employer or other member of the Group prior to January 1, 1993, Years of Service shall also include all Years of Service accrued under the Plan as of December 31, 1992; fractional Years of Service accrued under the Plan as of December 31, 1992 shall be converted to Hours of Service by crediting such person, for the Plan Year commencing on January 1, 1993, with 95 Hours of Service for each semi- monthly period during which the person performed an Hour of Service. In the case of a person who was a participant in a Prior Plan, Years of Service shall, in addition, include (i) for purposes of Section 8 hereof, all Service (as defined in the Prior Plan) recognized for purposes of vesting under such Prior Plan as of December 31, 1990 and (ii) for purposes of Section 5.2, all Credited Service (as defined in the Prior Plan) recognized under such Prior Plan for benefit accrual purposes as of December 31, 1990. The masculine pronoun wherever used herein shall include the feminine pronoun, and the singular shall include the plural.

12 SECTION 3 PARTICIPATION 3.1 Each Employee who was a participant in a Prior Plan immediately prior to the Initial Effective Date shall become a Participant herein as of the Initial Effective Date. 3.2 Each person who becomes an Employee on or after the Initial Effective Date, or who became an Employee prior to that date but was not a participant in a Prior Plan immediately prior to the Initial Effective Date, shall become a Participant on the first Entry Date on which such person is an Employee coincident with or next following his completion of a Year of Eligibility Service; provided, however, that any person who was an In-Store Employee on June 30, 1998 and completed at least a Year of Eligibility Service at any time on or prior to such date shall become a Participant on July 1, 1998 if such person remains an Employee on such date; and further, provided, that, in the case of any Employee whose Entry Date, determined without regard to any Year of Eligibility Service requirement, would otherwise have occurred prior to January 1, 1993, such Employee shall become a Participant as of such Entry Date, without the need to also complete a Year of Eligibility Service. 3.3 If a person who has been in the employ of an Employer or another member of the Group as a non-Employee subsequently becomes an Employee, such Employee shall become a Participant in accordance with Section 3.2 hereof. 3.4 A Participant who has become an Inactive Participant on account of his ceasing to be an Employee, while remaining employed by a member of the Group, shall once again become an Active Participant upon the date on which he first performs an Hour of Service as an Employee following the date he becomes an Inactive Participant. 3.5 Except as otherwise provided in this Section, benefits commencing after Normal Retirement Date shall not be less than the Actuarial Equivalent of the benefits to which the Participant would have been entitled if such benefits had commenced at Normal Retirement Date. Upon written notification to a Participant who elects to remain in service pursuant to Section 4.3 hereof, or to a former retired Participant who returns to the service of an Employer as a Participant herein, the retirement income payments to which the Participant is entitled on and after Normal Retirement Date but before he retires (or, in the case of a former retired Participant, again retires) shall be permanently forfeited so long as such Participant remains in “section 203(a)(3)(B) service,” as described in Department of Labor Regulation Section 2530.203-3(c). For this purpose, a Participant’s service shall be deemed “section 203(a)(3)(B) service” for any month in which he is credited with at least 40 Hours of Service or such other standard as may be applicable under Section 203(a)(3)(B) of ERISA. In the case of a Participant whose retirement income commenced to be paid before his Normal Retirement Date, upon his subsequent retirement, his retirement income shall be recomputed, based on the amount credited to his Retirement Account pursuant to Section 5 hereof and reduced on an actuarial basis to take account of retirement income payments previously received by him.

13 3.6 Notwithstanding the foregoing, the following eligibility rules shall apply to In-Store Employees on and after January 1, 2007: (a) In-Store Employees who have not become Participants under the preceding provisions of this Section 3 by December 31, 2006, shall not be eligible to become Participants after such date. (b) Individuals who have terminated employment (as In-Store Employees or otherwise) with an Employer and are rehired on or after January 1, 2007 as In- Store Employees shall not be eligible to become Participants after their rehire. If any such individual was a Participant immediately prior to his rehire, he shall continue to be a Participant after his rehire to the extent otherwise permitted under the Plan, but his Accrued Benefit shall be frozen in accordance with Section 5.9. (c) Employees who change status on or after January 1, 2007 to that of an In-Store Employee from another category of Employee shall not be eligible to become Participants after their status change. If any such Employee was a Participant immediately prior to his status change, (i) If he was a vested Participant as of December 31, 2006, he shall continue to be a Participant after his status change for all purposes under the Plan; and (ii) If he was not a vested Participant as of December 31, 2006, he shall continue to be a Participant after his status change to the extent otherwise permitted under the Plan, but his Accrued Benefit shall be frozen in accordance with Section 5.9. (d) An individual whose status changes from that of an In-Store Employee to another category of Employee on or after January 1, 2007 shall be permitted to participate in the Plan after such status change if and when he otherwise satisfies the Plan’s eligibility requirements. (e) Notwithstanding any other provision of this Section 3.6, with respect to any individuals who are classified as “on-call employees” in accordance with the Employer’s standard personnel practices but continue to be Participants by virtue of the provisions of the Plan in effect prior to the Effective Date, the Accrued Benefits of such individuals shall continue to be frozen in accordance with the terms of the Plan as in effect prior to the Effective Date.

14 SECTION 4 RETIREMENT DATES 4.1 Except as otherwise provided in this Section 4, each Participant may retire on his Normal Retirement Date and shall receive the Normal Retirement Income. 4.2 A Participant may retire on or after his Early Retirement Date and shall be entitled to receive his Accrued Benefit on or after his termination of employment in accordance with the provisions of Sections 9 and 10 hereof. 4.3 Any Participant whose employment is continued by the Employer after the Participant has reached his Normal Retirement Date shall receive retirement income payments commencing on the first day of the month following the date of his actual retirement, based on the amount credited to his Retirement Account at such date.

15 SECTION 5 PARTICIPANTS’ RETIREMENT ACCOUNTS 5.1 A Retirement Account shall be established and maintained for each Participant pursuant to this Section 5 (and for certain individuals who were participants in a Prior Plan) to which credits shall be made in accordance with the provisions of this Section 5. Except as otherwise provided in Section 5 hereof, an Inactive Participant who was a participant in a Prior Plan before January 1, 1991 but is not an Active Participant at any time on or after January 1, 1991 shall be credited with an amount equal to his “Accrued Benefit under the Prior Plan,” determined in accordance with Appendix A, but a Retirement Account shall not be established for such Inactive Participant. Except as otherwise provided in Section 5.5 and 5.6 hereof, a Participant’s Accrued Benefit under this Plan shall be based on the amount credited to his Retirement Account. The Retirement Account established and maintained pursuant to this Section 5 is intended to be a bookkeeping account. Neither the establishment of such Retirement Account nor the making of credits to such Retirement Account shall be construed as an allocation of assets of the Plan to, or a segregation of such assets in, such account, or otherwise as creating a right of the Participant to receive specific assets of the Plan. Benefits provided under the Plan shall be paid from the general assets of the Plan in the amounts, in the forms and at the times provided in Sections 4, 8, 9 and 10 hereof. 5.2 The annual amount credited to a Participant’s Retirement Account pursuant to this Section shall be based upon the Participant’s Years of Service and the Participant’s Compensation for the applicable Plan Year or portion thereof. Credits pursuant to this Section shall be made to a Participant’s Retirement Account as of the last day of each Plan Year in which the Participant performs a Year of Service beginning with 1991 and ending with the last day of the month in which occurs the Participant’s termination of employment. (a) For each Participant who has fewer than five (5) Years of Service as of the last day of the Plan Year, credits shall be made to the Participant’s Retirement Account in an amount equal to 3% of the Participant’s Compensation earned while an Active Participant for such Plan Year. (b) For each Participant who has five (5) Years of Service as of the last day of the Plan Year, credits shall be made to the Participant’s Retirement Account in an amount equal to the sum of (i) 3% of the Participant’s Compensation earned while an Active Participant for such Plan Year multiplied by a fraction, the numerator of which is the number of whole calendar months in such Plan Year while an Active Participant preceding the anniversary of his Entry Date (“Anniversary Date”) and the denominator of which is the number of whole months in such Plan Year while an Active Participant, and (ii) 4% of the Participant’s Compensation earned while an Active Participant for such Plan Year multiplied by a fraction, the numerator of which is the number of whole calendar months in such Plan Year while an Active Participant following the Anniversary Date (including the calendar month in which the Anniversary Date occurs) and the denominator of which is the number of whole months in such Plan Year while an Active Participant.

16 (c) For each Participant who has more than five (5) but fewer than ten (10) Years of Service as of the last day of the Plan Year, credits shall be made to the Participant’s Retirement Account in an amount equal to 4% of the Participant’s Compensation earned while an Active Participant for such Plan Year. (d) For each Participant who has ten (10) Years of Service as of the last day of the Plan Year, credits shall be made to the Participant’s Retirement Account in an amount equal to the sum of (i) 4% of the Participant’s Compensation earned while an Active Participant for such Plan Year multiplied by a fraction, the numerator of which is the number of whole calendar months in such Plan Year while an Active Participant preceding the Anniversary Date and the denominator of which is the number of whole months in such Plan Year while an Active Participant, and (ii) 5% of the Participant’s Compensation earned while an Active Participant for such Plan Year multiplied by a fraction, the numerator of which is the number of whole calendar months in such Plan Year while an Active Participant following the Anniversary Date (including the calendar month in which the Anniversary Date occurs) and the denominator of which is the number of whole months in such Plan Year while an Active Participant. (e) For each Participant who has more than ten (10) Years of Service as of the last day of the Plan Year, credits shall be made to the Participant’s Retirement Account in an amount equal to 5% of the Participant’s Compensation earned while an Active Participant for such Plan Year. No credits shall be made pursuant to this Section with respect to any period during which a Participant is an Inactive Participant. In the event that a Participant becomes an Inactive Participant by reason of his transfer of employment to a non-Employer member of the Group, no credits shall be made to his Retirement Account pursuant to this Section after the end of the month in which the transfer occurs, and for purposes of this Section his Compensation shall be considered to be $0 after the end of the Plan Year in which the transfer occurs until such time that he again performs an Hour of Service as an Employee (i.e., again becomes an Active Participant); provided, however, that such Participant’s Retirement Account balance shall continue to be increased in accordance with Section 5.4 hereof following such transfer. Notwithstanding any other provision of Section 5, in no event shall a Participant’s Retirement Account balance, determined as of his Retirement Income Commencement Date, be less than the sum of all of the credits made to such Retirement Account pursuant to this Section 5.2. 5.3 In the case of an Active Participant in the Plan who as of the Initial Effective Date had an accrued benefit under a Prior Plan as of December 31, 1990, there shall be credited to the Retirement Account of such Participant as of January 1, 1991, an amount that is the single sum value of his “Accrued Benefit under the Prior Plan,” determined in accordance with Appendix A. 5.4 For Plan Years beginning on or after the Initial Effective Date, each Participant’s Retirement Account balance on the first day of the Plan Year shall be automatically increased as of the last day of the Plan Year by an amount equal to the Retirement Account balance on the first day of the Plan Year multiplied by the Periodic Adjustment Percentage;

17 provided, however, in the case of a Participant who terminates employment, for any reason, such increase shall continue to be made until the last date as of which a Retirement Account balance is maintained for such Participant; further provided, however, if such increase is for less than a full Plan Year, the Periodic Adjustment Percentage shall be proportionately reduced. 5.5 In the case of any Participant on or after the Initial Effective Date who was a Participant under a Prior Plan on December 31, 1990 and satisfies the applicable requirements set forth in Appendix B, such Participant’s Accrued Benefit shall be the greater of (i) the amount credited to his Retirement Account or (ii) the accrued benefit which would have been determined for him under the terms and provisions of the Prior Plan as in effect immediately prior to the Initial Effective Date, had such Prior Plan continued in effect until the date of his termination of employment. For this purpose, in the case of the Prior Plan which is the Estee Lauder Inc. Employee Retirement Plan, the annual amount of the Participant’s Normal Retirement Income is equal to the greater of (a), (b) or (c) below: (a) 1% of that portion of his Average Final Compensation which is not in excess of his Social Security Covered Compensation plus 1½% of that portion of such Average Final Compensation which is in excess of such Social Security Covered Compensation, multiplied by the number of his Years of Credited Service. (b) $2,500 with 25 or more Years of Credited Service and reduced proportionately for Years of Credited Service less than 25. (c) The sum of (i) the amount that would otherwise have been determined under (a) above had such Participant terminated employment on December 31, 1993 (or, if earlier, his actual date of termination of employment) and had such Participant’s “compensation” (as used in Section 2.4) for each Plan Year during the period ending on such applicable date been limited to $200,000 (or such greater amount as may have been permitted after taking into account increases for cost of living for such Plan Year, as determined by the Secretary of the Treasury) and with such dollar limit further applied by taking into account the family aggregation rules of Section 414(q)(6) of the Code pursuant to Section 401(a)(17) of the Code (as in effect on such applicable date), and (ii) the benefit that would otherwise have been determined under (a) above counting only Years of Credited Service performed after December 31, 1993. In the case of the Estee Lauder Hemisphere Corporation Pension Plan, the annual amount of the Participant’s Normal Retirement Income would be equal to the greater of (a), (b) or (c) below: (a) 1% of that portion of his Average Final Compensation which is not in excess of his Social Security Covered Compensation plus 1½% of that portion of such Average Final Compensation which is in excess of such Social Security Covered Compensation, multiplied by the number of his Years of Credited Service. (b) $1,620 with 25 or more Years of Credited Service and reduced proportionately for Years of Credited Service less than 25.

18 (c) The sum of (i) the amount that would otherwise have been determined under (a) above had such Participant terminated employment on December 31, 1993 (or, if earlier, his actual date of termination of employment) and had such Participant’s “compensation” (as used in Section 2.4) for each Plan Year during the period ending on such applicable date been limited to $200,000 (or such greater amount as may have been permitted after taking into account increases for cost of living for such Plan Year, as determined by the Secretary of the Treasury) and with such dollar limit further applied by taking into account the family aggregation rules of Section 414(q)(6) of the Code pursuant to Section 401(a)(17) of the Code (as in effect on such applicable date), and (ii) the benefit that would otherwise have been determined under (a) above counting only Years of Credited Service after December 31, 1993. In the case of a Participant whose Accrued Benefit is determined under the terms of a Prior Plan under this Section, a Participant may, subject to consent as provided in Sections 9.4 and 9.5 hereof, elect a reduced retirement income to commence on the first day of any month which is between the date of his Early Retirement Date and his Normal Retirement Date. In the case of the Estee Lauder Inc. Employee Retirement Plan, the amount of the percentage of such reduction shall be equal to the sum of (a) the product derived by multiplying seven-twelfths (7/12) of 1% times the number of whole calendar months by which the pension commencement date precedes the Participant’s attainment of age 57 and (b) the product derived by multiplying five-twelfths (5/12) of 1% by the excess of (i) the number of whole calendar months by which the pension commencement date precedes the Participant’s attainment of age 62 over (ii) the number of whole calendar months specified in (a). No reduction shall be applied to such early retirement income amount if the pension commencement date occurs on or after the Participant’s attainment of age 62. In the case of the Estee Lauder Inc. Hemisphere Corporation Pension Plan, the amount of the percentage of such reduction shall be equal to the sum of (a) the product derived by multiplying one-fourth (1/4) of 1% times the number of whole calendar months (up to and including the first 60 thereof) by which the pension commencement date precedes the Normal Retirement Date and (b) the product derived by multiplying one-half (1/2) of 1% by the number of calendar months, if any, by which the pension commencement date precedes by more than 60 calendar months the Normal Retirement Date. Notwithstanding any other provision of the Plan to the contrary: (i) in the case of any Participant who is eligible for a benefit set forth in this Section 5.5 and incurs a Disability prior to January 1, 1998, such Participant (i) shall continue to be credited with Hours of Service during the period of such Disability, to the same extent as if such person had not become so disabled, for purposes of determining such person’s Years of Credited Service used in calculating such person’s benefit pursuant to this Section 5.5, and (ii) shall, during the portion of such Participant’s period of such Disability beginning on January 1st of the year following the year in which such period of Disability first commenced, be considered to continue to receive “compensation” for purposes of determining such person’s Average Final Compensation, based upon such person’s level of “base pay” as in effect immediately prior to the incurring of such Disability, and

19 (ii) in the case of any Participant who is eligible for a benefit set forth in this Section 5.5 and incurs a Disability on or after January 1, 1998, such Participant (i) shall continue to be credited with Hours of Service during a period not exceeding the first 12 months of such Disability, to the same extent as if such person had not become so disabled, for purposes of determining such person’s Years of Credited Service used in calculating such person’s benefit pursuant to this Section 5.5, and (ii) shall, during that portion (if any) of such Participant’s period of such Disability beginning on January 1st of the year following the year in which such period of Disability first commenced during which such Participant continues to be so credited with Hours of Service pursuant to the immediately preceding clause (i), be considered to continue to receive “compensation” for purposes of determining such person’s Average Final Compensation, based upon such person’s level of “base pay” as in effect immediately prior to the incurring of such Disability; provided, however, that in no event shall such person continue to be so credited with Hours of Service or be imputed with “compensation” for periods after such person’s Normal Retirement Date. 5.6 Notwithstanding anything to the contrary provided herein or elsewhere in the Plan, any Participant who retires on or after his Normal Retirement Date with at least five (5) Years of Credited Service but less than ten (10) Years of Credited Service shall be entitled to a Normal Retirement Income of not less than $100 per month for life, and any Participant who retires on or after his Normal Retirement Date with at least ten (10) Years of Credited Service shall be entitled to a Normal Retirement Income of not less than $200 per month for life. 5.7 The benefits otherwise payable to a Participant or a Beneficiary under this Plan and, where relevant, the Accrued Benefit of a Participant, shall be limited to the extent required, and only to the extent required, by the provisions of Section 415 of the Code and rulings, notices and regulations issued thereunder. To the extent applicable, Section 415 of the Code and rulings, notices and regulations issued thereunder are hereby incorporated by reference into this Plan. In calculating these limits, the following rules shall apply: (a) Except where otherwise specifically set forth in rulings, notices and regulations incorporated into this Plan by reference, the limitations applicable to alternative forms of benefits (other than a “qualified joint and survivor annuity,” as defined in Section 417(b) of the Code) shall be determined using the factors set forth in Appendix A, subject to the limitations on actuarial assumptions imposed by Section 415(b)(2)(E) of the Code. (b) If the applicable limits of Section 415 of the Code are increased after a benefit is in pay status by virtue of an adjustment to those limits reflecting a change in the cost of living index or an amendment to the Code, benefit payments to a Participant or his Beneficiary shall be increased automatically to the maximum extent permitted under the revised limits. This increase shall occur only to the extent it would not cause the benefit to exceed the benefit to which the Participant or Beneficiary would have been entitled in the absence of the limits under Section 415 of the Code.

20 (c) If, upon the death of a Participant whose benefits were limited under this Section, the Surviving Spouse shall be entitled to a benefit payment smaller than that which was payable while the Participant was alive, the benefit payments to the Surviving Spouse shall equal the lesser of: (i) the benefit payment which would be payable to the Surviving Spouse if benefits under this Plan had not been limited by this Section, and (ii) the benefit payment which would be payable to the Surviving Spouse if the benefit provided under this Plan had been a “qualified joint and survivor annuity,” as defined in Section 417(b) of the Code, with survivor benefits equal to 100% of the amount payable while the Participant was alive, in an amount equal to the maximum limitations provided under this Section. (d) If the Participant is entitled to a benefit under any defined benefit plan which is, or ever has been, maintained by the Employer or another member of the Group, the limits under this Section shall be applied to the combined benefits payable and the benefit payable hereunder shall be reduced to the extent necessary to make the combined benefits meet the limits under this Section. (e) To calculate average compensation for a Participant’s high three (3)-years of service, compensation shall be the Employee’s Compensation, and the three (3)-year average shall be calculated using consecutive limitation years. In making such average compensation calculations in limitation years beginning on or after April 5, 2007, the compensation limit of Section 401(a)(17) of the Code shall apply for each year taken into account in calculating such average. Notwithstanding the immediately preceding sentence, the benefits accrued or payable with respect to a Participant as of the end of the limitation year that immediately precedes the first limitation year beginning on or after April 5, 2007, pursuant to Plan provisions that were both adopted and in effect before April 5, 2007, shall be deemed to satisfy the limitations of Section 415(b) of the Code in accordance with Treasury Regulation Section 1.415(a)-1(g)(4). (f) Except as provided below, the Compensation of each Participant that may be taken into account in any limitation year for purposes of this Section 5.7 must be actually paid or made available to the Participant (or, if earlier, includable in the gross income of the Participant) within the limitation year, and must be paid or treated as paid prior to the Participant’s severance from employment with the Employer, including payments made in the following limitation year solely because of the timing of pay periods and pay dates (as described in Treasury Regulation Section 1.415(c)-2(e)(2)). Notwithstanding the preceding sentence, the following amounts are also included in Compensation for a limitation year: any payment of regular compensation for services during the Employee’s regular working hours, compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar payments made after severance from employment with the Employer that are paid by the later of 2½ months after severance from employment or the end of the limitation year that includes the date of severance from employment. (g) A limitation year shall be a Plan Year for purposes of this Section.

21 5.8 Notwithstanding any other provision of the Plan to the contrary, the Accrued Benefit of an Inactive Participant who (i) was a participant in a Prior Plan and (ii) had a condition of Disability as of December 30, 1990, shall continue to be determined under the benefit formula of such Prior Plan, unless such Inactive Participant is eligible for the benefit set forth in Section 5.5 hereof. A Participant who first has a condition of Disability on or after January 1, 1991 shall be covered under the benefit formula of this Plan as of the Initial Effective Date unless such Participant is eligible for the benefit set forth in Section 5.5 hereof. For purposes of determining the opening Retirement Account balance under this Plan, Average Final Compensation shall be used, except that with respect to any year in which there were no earnings or earnings were reduced because of Disability, such Participant’s last year of actual base pay shall be used on an annualized basis. 5.9 Notwithstanding the foregoing, the following rules shall apply to In-Store Employees, effective as of December 31, 2006: (a) The Accrued Benefit of any Participant who is an In-Store Employee and is not vested in such Accrued Benefit as of December 31, 2006 shall be frozen as of such date. (b) The Accrued Benefit of any Participant who terminates employment (as an In-Store Employee or otherwise) with an Employer and is rehired on or after January 1, 2007 as an In-Store Employee shall be frozen as of the date immediately preceding the date of such rehire (or such earlier date as may have applied under other provisions of the Plan). (c) The Accrued Benefit of any Participant who changes status on or after January 1, 2007 to that of an In-Store Employee from another category of Employee shall be frozen as of the date immediately preceding the date of such status change (or such earlier date as may have applied under other provisions of the Plan). The preceding sentence shall not apply, however, to any Participant who was vested in his Accrued Benefit as of December 31, 2006. (d) Following the applicable date of the Accrued Benefit freeze described in subsections (a), (b) or (c) above, the Retirement Account of the affected Participant shall no longer be eligible for Compensation-based credits pursuant to Section 5.2, but shall continue to be eligible for increases based on the Periodic Adjustment Percentage pursuant to Section 5.4. (e) If a Participant whose Accrued Benefit is frozen under this Section 5.9 changes status on or after January 1, 2007 from that of an In-Store Employee to another category of Employee that is eligible to accrue benefits under the Plan, he shall be permitted to accrue additional benefits after such status change in accordance with the terms of the Plan. (f) Notwithstanding any other provision of this Section 5.9, with respect to any individuals who are classified as “on-call employees” in accordance with the Employer’s standard personnel practices but continue to be Participants by virtue of the provisions of the Plan in effect prior to the Effective Date, the Accrued Benefits of such

22 individuals shall continue to be frozen in accordance with the terms of the Plan as in effect prior to the Effective Date. 5.10 The provisions of this Section 5.10 shall apply to each Participant (i) whose Entry Date was on or before January 1, 1998, (ii) whose Accrued Benefit is not determined under the terms of a Prior Plan, and (iii) who is actively employed by an Employer in a manufacturing job category as of October 1, 2013 and will have attained at least 50 years of age as of December 31, 2013 (a “Manufacturing Participant”). The determination of whether a job category is “manufacturing” for this purpose shall be made by the Committee or its delegate in its sole discretion. Any Manufacturing Participant who elects a Retirement Income Commencement Date which is on or after his Early Retirement Date and prior to his Normal Retirement Date shall have his Plan benefit calculated as an annuity (the “Manufacturing Early Retirement Annuity”) in the following manner: (a) The Manufacturing Participant’s Retirement Account shall be projected to his Normal Retirement Date with interest using the Periodic Adjustment Percentage in effect for the Plan Year in which the Retirement Income Commencement Date occurs (for the avoidance doubt, such projection shall be made using the same interest crediting methodology as prescribed by Section 5.4, such that the Retirement Account balance on the first day of the Plan Year shall be automatically increased as of the last day of the Plan Year by an amount equal to the Retirement Account balance on the first day of the Plan Year multiplied by such Periodic Adjustment Percentage, provided, however, that if such increase is for less than a full Plan Year, the Periodic Adjustment Percentage shall be proportionately reduced); (b) Such projected Retirement Account balance shall then be divided by the applicable factor from Appendix A to produce an Actuarial Equivalent, annual amount of single life annuity that would be payable commencing at the Normal Retirement Date; and (c) Such single life annuity amount shall then be reduced by a percentage equal to the sum of (i) the product derived by multiplying seven-twelfths (7/12) of 1% times the number of whole calendar months by which the Retirement Income Commencement Date precedes the Participant’s attainment of age 57 and (ii) the product derived by multiplying five-twelfths (5/12) of 1% by the excess of (A) the number of whole calendar months by which the Retirement Income Commencement Date precedes the Participant’s attainment of age 62 over (B) the number of whole calendar months specified in (i). No reduction shall be applied to such single life annuity amount if the Retirement Income Commencement Date occurs on or after the Participant’s attainment of age 62. The Manufacturing Early Retirement Annuity determined in accordance with this Section 5.10 shall in no event be less than the Actuarial Equivalent of the Manufacturing Participant’s Accrued Benefit otherwise determined under the Plan. The Manufacturing Early Retirement Annuity shall be payable in either the normal form of benefit or in any of the optional forms of benefit, including a lump sum, otherwise available to the Manufacturing Participant in accordance with Section 9.

23 SECTION 6 CONTRIBUTIONS 6.1 No contributions are to be made by Participants under this Plan. 6.2 Subject to the provisions of Section 13 hereof, the Employer intends to contribute over a period of time such amounts as may be determined by actuarial calculations to be required of the Employer to provide benefits in accordance with the Plan. Any forfeitures arising under the Plan shall not be applied to increase the benefits any Participant would otherwise receive under the Plan but shall be applied to reduce the Employer contributions under the Plan. 6.3 Subject to the provisions of Section 13 hereof, the administrative expenses of the Plan, except to the extent paid by the Employer, shall be paid out of the funds of the Plan. 6.4 Except as provided in paragraphs (a) and (b) below, and except as provided in Section 16 hereof, Employer contributions made under the Plan will be held for the exclusive benefit of Participants, and their joint annuitants or Beneficiaries and may not revert to the Employer. (a) A contribution made by the Employer under a mistake of fact may be returned to the Employer within one (1) year after it is contributed to the Plan. (b) A contribution conditioned upon its deductibility under Section 404 of the Code may be returned, to the extent the deduction is disallowed, to the Employer within one (1) year after the disallowance. All contributions to the Plan are hereby conditioned upon their deductibility. The maximum contribution that may be returned to the Employer will not exceed the amount actually contributed to the Plan, or the value of such contribution on the date it is returned to the Employer, if less. 6.5 In recognition of the fact that the Plan is, effective January 1, 1996, subject to the requirements of Section 413(c) of the Code, the provisions of Section 413(c)(4) of the Code shall, with respect to periods on and after that date, be applied consistent with such rules and procedures as shall be adopted by the actuary appointed under the Plan.

24 SECTION 7 DEATH BENEFIT 7.1 Death Before Retirement Date. (a) If a Participant with a nonforfeitable right to the amount credited to his Retirement Account pursuant to Section 8 hereof dies prior to commencement of benefits, then his Surviving Spouse, or if (i) the Participant elects a Beneficiary other than his Surviving Spouse and such Surviving Spouse consents to such designation pursuant to Section 7.3 of the Plan or (ii) the Participant is unmarried, the Participant's Domestic Partner or other designated Beneficiary, as applicable, shall receive the amount credited to the Retirement Account, payable in a single life annuity. The Surviving Spouse (or Domestic Partner or other designated Beneficiary, if applicable) may elect to receive such benefit in a cash lump sum payment; provided, however, that if the Actuarial Equivalent value of such amount does not exceed $1,000, such value shall automatically be paid in a cash lump sum in accordance with the last sentence of Section 10.1 hereof. (b) Notwithstanding the foregoing subsection (a), if (i) a Participant described in such subsection (a) was subject to the provisions of Section 5.5 and (ii) at the time of his death there is a Surviving Spouse and the Participant has not designated a Beneficiary other than his Surviving Spouse with such Surviving Spouse’s consent pursuant to Section 7.3, the single life annuity otherwise payable to such Surviving Spouse pursuant to this Section 7.1 shall not be less than the single life annuity otherwise payable to such person determined in accordance with the provisions of Section 6.1 or 6.2, as the case may be, of the appropriate Prior Plan and based solely on such Participant’s Normal Retirement Income determined in accordance with Section 5.5; provided, however, that if the Actuarial Equivalent value of the single life annuity otherwise so determined pursuant to this subsection (b) does not exceed $1,000, such value shall automatically be paid in a cash lump sum in accordance with the last sentence of Section 10.1 hereof. 7.2 Death After Date of Commencement of Benefits. In the event of a Participant’s death after commencement of benefits, and if an optional form of benefit under Section 9.3 hereof is applicable, then the death benefit payable hereunder, if any, shall be determined in accordance with such optional election. Otherwise, no death benefit shall be payable. 7.3 Beneficiary Designation. If a Participant has a Surviving Spouse, his Surviving Spouse shall be his Beneficiary, unless the Participant designates someone other than his Surviving Spouse as his Beneficiary (other than as a contingent Beneficiary) and the Surviving Spouse consents to such designation. If the Participant does not have a Surviving Spouse or if his Surviving Spouse consents, the Participant shall have the right to designate any person as a Beneficiary, to receive the amount, if any, payable pursuant to this Plan upon his death and may from time to time change any such designation in accordance with procedures established by the Committee. Each such designation shall be submitted to the Committee or its designee in such form and manner as may be required by the Committee or its designee. In the event that a Participant designates someone other than his Surviving Spouse as his Beneficiary

25 (other than as a contingent Beneficiary), such Beneficiary designation shall not be effective unless (i) the Surviving Spouse consents to such Beneficiary designation in writing, in a form acceptable to the Committee or its designee, and such consent is witnessed by a Plan representative or a notary public or (ii) the Participant provides the Committee or its designee with sufficient evidence to show that the Participant does not have a Surviving Spouse or that his Surviving Spouse cannot be located. The Committee shall decide which Beneficiary, if any, shall have been validly designated. If a Participant does not have a Surviving Spouse and no Beneficiary has been designated, or if a Participant does not have a Surviving Spouse and the Committee determines that a designation made by the Participant is not effective for any reason, the Committee shall designate the Participant's Domestic Partner, if any, or, if there is no such Domestic Partner, the Participant's estate as the Beneficiary.

26 SECTION 8 TERMINATION OF EMPLOYMENT 8.1 A Participant shall be 100% vested in the amount credited to his Retirement Account after having completed at least five (5) Years of Service. Effective for Plan Years beginning on or after January 1, 2008, a Participant shall be 100% vested in the amount credited to his Retirement Account after having completed at least three (3) Years of Service. If a Participant terminates employment other than by early or normal retirement or death after having completed at least five (5) Years of Service (or at least three (3) Years of Service effective for Plan Years beginning on or after January 1, 2008), he shall be entitled to elect, with spousal consent under the terms of Section 9.4 hereof, if applicable, payment of the amount credited to his Retirement Account (or if greater, for distributions made prior to January 1, 2007, an amount equal to the Actuarial Equivalent of his Accrued Benefit) as of such date of termination in a cash lump sum or, (i) if the Participant has a Surviving Spouse at the time of such termination of employment, as an annuity that pays an Actuarial Equivalent retirement income to the retired Participant for the rest of his life and, after his death, either 50% or 75% (in accordance with the Participant’s election) of such Actuarial Equivalent retirement income to his Surviving Spouse for the rest of the Surviving Spouse’s life, or (ii) if the Participant has no Surviving Spouse at the time of such termination of employment, as an annuity that pays an Actuarial Equivalent retirement income to the retired Participant for the rest of his life. Such payment shall be made (or in the case of an annuity, shall commence) in accordance with the last sentence of Section 10.1 hereof, and such election shall be subject to consent as provided in Sections 9.4 and 9.5 hereof; provided, however, that if the Actuarial Equivalent value of such amount does not exceed $1,000, such value shall automatically be paid in a cash lump sum in accordance with the last sentence of Section 10.1 hereof. If such Participant does not elect such lump sum to be paid or such annuity to commence upon his termination of employment, he shall be entitled to receive his Accrued Benefit commencing on the first day of any month after his termination of employment (but not later than his Normal Retirement Date), payable in a lump sum or as an annuity in accordance with this Section 8.1, to the extent applicable. For purposes of this Section 8, a Participant who is terminated for Disability after a one (1)-year absence because of Disability shall be deemed to have completed at least five (5) Years of Service. 8.2 In no event shall the retirement income of a terminated Employee who was a participant under a Prior Plan immediately prior to the Initial Effective Date be less than the Actuarial Equivalent of the benefit that would have been payable under the Prior Plan had the Participant’s employment terminated immediately prior to the Initial Effective Date. 8.3 Notwithstanding any other provision of this Plan, each Participant shall be 100% vested in his Retirement Account on his Normal Retirement Date. 8.4 (a) If a Participant’s service terminates prior to having completed five (5) Years of Service (or three (3) Years of Service for any Participant who performs at least one (1) Hour of Service on or after January 1, 2008), and at a time when he is 0% vested in the amount credited to his Retirement Account, he shall, notwithstanding any other provision of the

27 Plan to the contrary, be deemed to automatically receive, as of such person’s date of termination of employment, a single lump sum distribution which is the Actuarial Equivalent of his entire vested Accrued Benefit under the Plan, and he shall thereupon forfeit his Retirement Account as of such same date. Any forfeiture resulting from the operation of this Section, or any other provisions of the Plan, shall be used to reduce future Employer contributions. (b) If a Participant’s Retirement Account is forfeited pursuant to the preceding paragraph (a) above and such Participant is subsequently reemployed as an Employee of an Employer (i) after the number of consecutive one (1)-year Breaks in Service equals or exceeds five (5), the Years of Service completed prior to the Breaks in Service shall not be aggregated with Years of Service completed after the reemployment date, or (ii) prior to incurring five (5) or more consecutive one (1)-year Breaks in Service, the amounts previously credited to his Retirement Account will be restored, the Years of Service completed prior to the Breaks in Service will be aggregated with the Years of Service after his reemployment date and the Participant shall become a Participant of the Plan upon his reemployment. (c) If a Participant’s vested percentage is 100% at the time of his termination of employment, and such Participant is subsequently reemployed as an Employee of an Employer, Years of Service completed prior to any number of one (1)-year Breaks in Service shall be aggregated with Years of Service after the reemployment. If such Participant received a complete distribution of his benefits under the Plan prior to his reemployment, then the amounts credited to his Retirement Account as of his date of termination shall be restored on his reemployment date, but any subsequent distribution paid to the Participant after his reemployment shall be offset by the present value of any distributions previously paid to him at any time in accordance with the requirements of Section 411(a)(7) of the Code and the regulations promulgated thereunder. (d) For purposes of determining the amount credited to the Retirement Account of a reemployed Participant described in Section 8.4(c) above, (i) if such Participant received a complete distribution of his benefits under the Plan prior to his reemployment, the amount credited to his Retirement Account upon reemployment shall be $0, and (ii) if such Participant received distributions of only a portion of his benefits under the Plan prior to his reemployment, the amount credited to his Retirement Account upon reemployment shall be the amount credited to his Retirement Account at the time of his prior termination of employment less the amount of such distributions, and his Retirement Account shall be increased in accordance with Section 5.4 by applying the Periodic Adjustment Percentage to the undistributed amounts credited to his Retirement Account during the period between his termination of employment and his reemployment. Notwithstanding the foregoing, if the reemployed Participant repays in full his prior distributions plus interest in accordance with Section 411(a)(7) of the Code, the Participant’s Retirement Account shall be credited with the full amount credited to such Retirement Account at the time of his prior termination of employment, increased in accordance with Section 5.4 by applying the Periodic Adjustment Percentage to such amount for the period between his termination of employment and his reemployment. 8.5 Notwithstanding the foregoing provisions of this Section 8 and solely in the case of a Participant subject to the provisions of Section 5.5:

28 (a) if such Participant’s Accrued Benefit is in fact determined pursuant to Section 5.5, rather than with reference to the amount credited to his Retirement Account, then the provisions of Section 8.1 shall instead be applied with reference to such Accrued Benefit so determined pursuant to Section 5.5, and in connection therewith, the amount of any cash lump sum shall be the Actuarial Equivalent of such Accrued Benefit; and (b) regardless of whether such Participant’s Accrued Benefit is in fact so determined pursuant to Section 5.5, the provisions of Section 8.4 shall be applied with reference to both such person’s Retirement Account and the amount otherwise calculated pursuant to Section 5.5.

29 SECTION 9 OPTIONAL FORMS OF BENEFIT 9.1 Normal Form of Benefit. (a) The normal form of benefit shall be an income payable monthly for life, commencing on the Normal Retirement Date and terminating with the payment preceding death; provided, however, that a Participant may, with spousal consent under the terms of Section 9.4 hereof, if applicable, elect to receive the amount credited to his Retirement Account (or if greater, for distributions made prior to January 1, 2007, an amount equal to the Actuarial Equivalent of his Accrued Benefit) in a single cash lump sum; further provided, however, that if the Actuarial Equivalent value of such amount does not exceed $1,000, such amount shall automatically be paid to the Participant in a cash lump sum in accordance with the last sentence of Section 10.1 hereof. (b) Notwithstanding the foregoing subsection (a) and in the case of a Participant subject to the provisions of Section 5.5 or Section 5.6, if such Participant’s Accrued Benefit is in fact determined pursuant to Section 5.5 or Section 5.6, rather than with reference to the amount credited to his Retirement Account, then the provisions of the foregoing subsection (a) shall instead be applied with reference to such Accrued Benefit so determined pursuant to Section 5.5 or Section 5.6, and in connection therewith, the amount of any cash lump sum shall be the Actuarial Equivalent of such Accrued Benefit. (c) In the case of an eligible Participant who is subject to Section 5.10, the provisions of the foregoing subsection (a) shall not be applied with reference to the amount credited to his Retirement Account and instead shall be applied with reference to the Manufacturing Early Retirement Annuity determined under Section 5.10, and in connection therewith, the amount of any cash lump sum shall be the Actuarial Equivalent of such Manufacturing Early Retirement Annuity (and in no event shall such lump sum be less than the amount credited to the Participant’s Retirement Account). 9.2 Automatic Post-Retirement Surviving Spouse Option. Subject to the conditions hereinafter set forth in this Section, if a Participant has a Surviving Spouse at his Retirement Income Commencement Date, the amount of retirement income payment to which he would otherwise be entitled under the normal form of benefit described in Section 9.1 shall be reduced on an Actuarial Equivalent basis to reflect the fact that, if such spouse shall survive him, a retirement income shall be payable under the Plan to his Surviving Spouse during such spouse’s remaining lifetime after his death in an amount equal to 50% of the reduced amount of retirement income payments. A married Participant may elect (and may revoke such election and thereafter reelect) that his retirement income not be paid in the 50% joint and survivor form described in the preceding sentence, subject to the provisions of Section 9.4 hereof. 9.3 Notwithstanding the foregoing provisions of this Section 9, a Participant who retires on or after his Early Retirement Date may, subject to consent as provided in Sections 9.4 and 9.5 hereof, elect to receive the value of (i) his entire Accrued Benefit in accordance with Option 1 or 2; or (ii) his Accrued Benefit as of his Retirement Income Commencement Date less

30 the value of his Accrued Benefit as of December 31, 1990 separately in accordance with Option 1 or 2, and his Accrued Benefit as of December 31, 1990 under a Prior Plan separately in accordance with Option 3 or 4 or, for Retirement Income Commencement Dates prior to November 1, 2008, Option 5. Without limiting the foregoing, an eligible Participant who is subject to Section 5.10 may, subject to consent as provided in Sections 9.4 and 9.5 hereof, elect to receive the value of the Manufacturing Early Retirement Annuity determined under Section 5.10 in accordance with Option 1 or 2. Option 1. An Actuarial Equivalent retirement income to be paid to the retired Participant for the rest of his life, and after his death either 50%, 100% or, effective for Plan Years beginning on or after January 1, 2008, 75% (in accordance with his election) of such Actuarial Equivalent retirement income to be paid to his contingent annuitant for the rest of the contingent annuitant’s life. Option 2. An Actuarial Equivalent retirement income to be paid to the retired Participant payable for the greater of his lifetime or a period of ten (10) years. If the retired Participant dies before the expiration of ten (10) years, the remaining installments of his Actuarial Equivalent retirement income shall be paid to his Beneficiary. Option 3. An Actuarial Equivalent retirement income to be paid to the retired Participant for the rest of his life, and after his death either 25%, 66.67%, 75% or 100% (in accordance with his election) of such Actuarial Equivalent retirement income to be paid to his contingent annuitant for the rest of the contingent annuitant’s life. Notwithstanding the foregoing, the 66.67% contingent annuity shall not be available for Retirement Income Commencement Dates on or after November 1, 2008. Option 4. An Actuarial Equivalent retirement income to be paid to the retired Participant for the rest of his life, and if he dies before receiving 120 monthly payments, such Actuarial Equivalent retirement income to be paid to his Beneficiary for the remainder of the 120 months. Option 5. A Participant who retires early in accordance with Section 4.2 hereof and whose Retirement Income Commencement Date is prior to November 1, 2008 may elect to receive an Actuarial Equivalent retirement income providing larger monthly payments, in lieu of the retirement income otherwise payable upon early retirement, until the earliest date on which his Social Security benefit could commence; thereafter his monthly retirement income payments shall be reduced by the estimated monthly amount of his Social Security benefit computed to commence on such date. This optional form provides, insofar as practical, a level total retirement income (from this Plan and Social Security) for the Participant. In the event of the election of this Social Security adjustment option, the monthly payment of the adjusted retirement income shall commence at the date of retirement and shall cease with the earlier of the last payment prior to the death of the Participant or the last payment payable as calculated under this option. 9.4 The following rules and requirements must be met in order for any optional form of retirement income to be applicable.

31 (a) The election must be made pursuant to a qualified election (as described in paragraphs (b) and (g) of this Section) and filed with the Committee or its designee within the 90-day period (180-day period for Plan Years beginning on or after January 1, 2007) ending on the Retirement Income Commencement Date. (b) The consent of a contingent annuitant or Beneficiary shall not be required for a qualified election of an option; except that, if a married Participant elects to receive a form of benefit other than the Automatic Post-Retirement Survivor Spouse Option described in Section 9.2 hereof or the 75% or 100% joint and survivor annuity described in Option 1 or Option 3 under Section 9.3 with the Surviving Spouse as the contingent annuitant, a qualified election requires that the Surviving Spouse waive such spouse’s right to the Automatic Post-Retirement Surviving Spouse Option. Such waiver shall not be effective unless (i) the consent is in writing; (ii) the election designates a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Surviving Spouse expressly permits designations by the Participant without any further spousal consent); (ii) the Surviving Spouse’s consent acknowledges the effect of the election; (iv) the Surviving Spouse’s consent is witnessed by a Plan representative or notary public; and (v) the election designates a form of benefit payment that may not be changed without spousal consent (or the Surviving Spouse expressly permits designations by the Participant without any further spousal consent). In the absence of a waiver by such spouse, other than for the reason that such spouse cannot be located, the election of a form of payment other than as provided in Section 9.2 hereof shall be null and void. Any consent by a Surviving Spouse obtained under this provision (or establishment that the consent of a Surviving Spouse may not be obtained) shall be effective only with respect to such Surviving Spouse. A consent that permits designations by the Participant without any requirement of further consent by the Surviving Spouse must acknowledge that such spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that such spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Surviving Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in paragraph (g) of this Section. (c) An election may not be made nor will it be accepted by the Committee or its designee, or if accepted it shall become null and void, if the Actuarial Equivalent value of the Participant’s entire Accrued Benefit as of his Retirement Income Commencement Date would be $1,000 or less, and such value shall automatically be paid to the Participant in a cash lump sum. (d) If the stated effective date of the option is prior to the Participant’s Normal Retirement Date and the Participant continues in service after such stated effective date, the election shall become null and void but, subject to the rules and requirements contained in this Section, the Participant may thereafter make another election. If the stated effective date is the Participant’s Normal Retirement Date or any later date and he continues in service after such stated effective date, the option shall take effect upon his subsequent death or retirement.

32 (e) If a Participant who has elected Option 4 under Section 9.3 hereof dies while the option is in effect, and his Beneficiary is a natural person who survives the Participant but dies before the 120 monthly payments have been paid to the Participant and the Beneficiary, the lump sum discounted value of the unpaid balance of such 120 monthly payments shall be paid to the Beneficiary’s estate. (f) If the contingent annuitant is other than the Surviving Spouse, and if the actuarial present value of the payments to be made to the Participant under an option will be less than 51% of the Actuarial Equivalent value of the normal form of retirement benefit provided in Section 9.1 hereof, the optional benefit shall be adjusted so that the value of the Participant’s benefit will be equal to 51% of the Actuarial Equivalent value of the Participant’s normal form of retirement benefit. Notwithstanding the foregoing sentence, for annuity starting dates occurring on or after January 1, 2006, the level of benefits payable to a contingent annuitant who is not the Surviving Spouse shall be determined in accordance with Q&A-2(c) of Treasury Regulations Section 1.401(a)(9)-6, as applicable. (g) No election shall be a qualified election unless, at least 30 days (or such a shorter period permitted by the Code and the regulations promulgated thereunder) and no more than 90 days (180 days for Plan Years beginning on or after January 1, 2007) prior to the Participant’s Retirement Income Commencement Date, the Committee shall furnish him (by mail or personal delivery) a statement generally describing the 50% joint and survivor form and other optional forms of benefit and explaining the relative financial effects of making an election under Section 9.2 hereof, or an election of an optional form of payment under Section 9.3 hereof. The statement shall also describe the right of the Participant and his Surviving Spouse to waive the 50% joint and survivor form, the effect of such a waiver, and the right to revoke such waiver. 9.5 If the Actuarial Equivalent value of a Participant’s vested Accrued Benefit exceeds $1,000 and the Accrued Benefit is “immediately distributable” (as defined below), the Participant and any Surviving Spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Accrued Benefit. An Accrued Benefit is “immediately distributable” if any part of the Accrued Benefit could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) Normal Retirement Date. The consent of the Participant and any Surviving Spouse shall be obtained in writing within the 90-day period (180-day period for Plan Years beginning on or after January 1, 2007) ending on the Retirement Income Commencement Date. The Participant and any Surviving Spouse shall be notified of the right to defer any distribution until the Participant’s Accrued Benefit is no longer immediately distributable and, for Plan Years beginning on or after January 1, 2008, of the consequences of failing to defer receipt of such distribution). Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than 30 days (or such shorter period permitted by the Code and the regulations promulgated thereunder) and no more than 90 days (180 days for Plan Years beginning on or after January 1, 2007) prior to the Retirement Income Commencement Date. Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a 50%, 75% or 100% joint and survivor annuity described in Option 1 or Option 3 under Section 9.3 while the Accrued Benefit is immediately distributable, provided

33 that the Surviving Spouse is the contingent annuitant. Neither the consent of the Participant nor the Surviving Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or 415 of the Code. 9.6 Any Distributee (as defined below) who is entitled to receive a Plan distribution that would be an “Eligible Rollover Distribution” (as defined below), may elect to have such distribution paid in the form of a direct trustee-to-trustee transfer to an “Eligible Retirement Plan” (as defined below) specified by such individual. The Committee shall prescribe uniform rules for making such direct transfer election. For purposes of this Section 9.6: (a) “Distributee” means a (i) Participant, (ii) the Surviving Spouse of a Participant, (iii) an alternate payee (within the meaning of Section 414(p) of the Code) who is a Spouse or former Spouse of the Participant, or (iv), effective for distributions on or after January 1, 2007, a non-Spouse Beneficiary. (b) “Eligible Rollover Distribution” means any distribution of all or any portion of the balance to the credit of the individual, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the individual or the joint lives (or joint life expectancies) of the individual and the individual’s designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and any distribution that is made upon hardship of the individual. (c) “Eligible Retirement Plan” means any of the following plans or arrangements that accepts the individual’s Eligible Rollover Distribution: (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code, (iii) a Roth IRA described in Section 408A of the Code, (iv) a qualified plan trust, (v) an annuity plan described in Section 403(a) of the Code, (vi) an annuity contract described in Section 403(b) of the Code, or (vii) an eligible deferred compensation plan described in Section 457(b) of the Code that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. In the case of a non-Spouse Beneficiary, an “Eligible Retirement Plan” shall include only (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract) or (iii) a Roth IRA described in Section 408A of the Code, established for the purpose of receiving the Eligible Rollover Distribution on behalf of such non-Spouse Beneficiary.

34 SECTION 10 PAYMENT OF RETIREMENT INCOME 10.1 Subject to the provisions of Sections 9 and 11 hereof, retirement income payable in other than a lump sum shall be payable in monthly installments, as of the first day of each month with the first payment to be made as of the appropriate retirement date or earlier date of termination of employment, but in no event later than the 60th day after the later of the close of the Plan Year in which the Participant attains age 65 or terminates employment or in which occurs his tenth (10th) Year of Credited Service, and with final payment to be made as of the first day of the month in which death occurs, or, if earlier, the first day of the month payments cease under the option elected. Subject to the foregoing sentence, retirement income payable in a single cash lump sum shall be paid on or as soon as administratively possible following the date he becomes entitled thereto. 10.2 Anything elsewhere in the Plan to the contrary notwithstanding, the entire nonforfeitable interest of each Participant shall be either: (a) distributed to the Participant not later than the Participant’s “Required Beginning Date” (as defined in Section 10.2(b)), or (b) distributed to, or for the benefit of, the Participant and the Participant’s contingent annuitant in installments beginning not later than the Participant’s Required Beginning Date and continuing, in accordance with such regulations as the Secretary of the Treasury may prescribe, (i) over the life of the Participant or over the lives of the Participant and the Participant’s contingent annuitant or (ii) over a period certain not extending beyond the life expectancy of the Participant and the Participant’s Beneficiary. For purposes of this Section, the “Required Beginning Date” shall mean the later of April 1 of the calendar year which follows the calendar year in which the Participant attains age 72 (age 70½ for Participants who attain age 70½ prior to January 1, 2020), or the calendar year in which the Participant retires; provided, however, that a distribution to a Participant who is a “five percent owner” (as defined in Section 416 of the Code) shall begin no later than April 1 of the calendar year which follows the calendar year in which such Participant attains age 72 (age 70½ for Participants who attain age 70½ prior to January 1, 2020). Notwithstanding anything to the contrary in this Plan, all distributions will be made in accordance with Section 401(a)(9) of the Code, including the incidental death benefit requirement of Section 401(a)(9)(G) of the Code, and with Treasury Regulation Sections 1.401(a)(9)-1 through 1.401(a)(9)-9. The provisions of Section 401(a)(9) of the Code and such Treasury Regulations, as reflected in this Section 10.2, shall override any distribution options in the Plan inconsistent with Section 401(a)(9) of the Code and such Treasury Regulations. If distribution of a Participant’s nonforfeitable interest has begun in accordance with Section 10.2(b) hereof and the Participant dies before his entire nonforfeitable interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used under Section 10.2(b) hereof as of the date of the Participant’s death.

35 If a Participant dies before distribution of the Participant’s nonforfeitable interest has begun in accordance with Section 10.2(b) hereof, the entire nonforfeitable interest shall be distributed within five years after the death of the Participant, except such portion thereof as shall be payable in installments to, or for the benefit of, the Participant’s contingent annuitant, beginning not later than one (1) year after the date of the Participant’s death and continuing, in accordance with such regulations as the Secretary of the Treasury may prescribe, over the life of the contingent annuitant (or over a period certain not extending beyond the life expectancy of the contingent annuitant); provided, however, that if the Surviving Spouse is the Participant’s contingent annuitant, the date on which the distributions are required to begin shall not be later than the Participant’s Required Beginning Date and, if the Surviving Spouse dies before the distributions to the Surviving Spouse begin, this paragraph shall be applied as if the Surviving Spouse was the Participant.

36 SECTION 11 ADMINISTRATION OF THE PLAN 11.1 Except with respect to those responsibilities delegated to the Fiduciary Committee hereunder, the Plan shall be administered by the Committee, which shall be responsible for carrying out the provisions of the Plan. The Committee shall be a “named fiduciary” under Section 402(a)(2) of ERISA. The Committee shall consist of at least three (3) members who shall be appointed in the manner authorized by the Board. Vacancies therein shall be filled in the same manner as appointments. Any member of the Committee may be removed by action of the Board or may resign of his own accord by delivering his written resignation to the Board and to the secretary of the Committee. 11.2 The members of the Committee shall elect from their number a chairman. The chairman shall appoint a secretary, who need not be a member of the Committee. The members of the Committee may appoint from their number subcommittees with such powers as they shall determine, may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment in their behalf, and may employ clerks and may employ such counsel, accountants, and actuaries as may be required in carrying out the provisions of the Plan. 11.3 The Committee shall hold meetings upon such notice, at such time, and at such place as they may determine. 11.4 A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee shall be by the affirmative vote of a majority of those present at the meeting, or the written consent of a majority of members at the time in office, if they act without a meeting. 11.5 No member of the Committee who is also an Employee shall receive any compensation for his services as such, but the Employer may reimburse any member for any necessary expenses incurred. 11.6 The Committee shall from time to time establish rules for the administration of the Plan and the transaction of its business. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any matters arising thereunder in connection with the administration of the Plan, the eligibility of any person to benefits thereunder and the amounts of such benefits. It shall endeavor to act by general rules so as not to discriminate in favor of any person. Its decisions and the records of the Committee shall be conclusive and binding upon the Employer, the Participants, and all other persons having any interest under the Plan. The Committee shall have the power to amend the Plan, provided that such amendment does not increase the total cost of providing benefits under the Plan by an amount in excess of $1,000,000 in any Plan Year computed in accordance with generally accepted accounting or actuarial principles; and provided, further, that such amendment does not affect the duties delegated hereunder to the Fiduciary Committee.

37 The Committee may appoint a Plan administrator for the Plan and shall delegate to the Plan administrator the duty to maintain all records and accounts necessary for the effective administration of the Plan, and to take any actions necessary to comply with the reporting and disclosure requirements imposed by the Code, ERISA and any other applicable federal or state statute or regulation, including any law or regulation promulgated by any foreign governing body which applies to the Plan. The Committee may delegate to any Plan administrator such other duties as it may deem necessary and appropriate. The Committee shall receive reports from each such Plan administrator as the Committee may request. 11.7 The Committee shall cause to be maintained accounts showing the fiscal transactions of the Plan, and in connection therewith shall require the Trustee to submit any necessary reports, and shall keep in convenient form such data as may be necessary for actuarial valuations of the assets and liabilities of the Plan. The Committee may retain counsel, accountants, actuaries and/or other persons to assist in the discharge of its duties. 11.8 The members of the Committee, the Fiduciary Committee, the Board, and the officers and directors of the Employer shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by any duly appointed actuary, upon all certificates and reports made by any duly appointed accountant, and upon all opinions given by any duly appointed legal counsel. The members of the Committee, the Fiduciary Committee, the Board, and the officers and directors of the Employer shall not be held liable for any action taken in good faith in reliance upon any such tables, valuations, certificates, reports, or opinions. All actions so taken shall be conclusive upon each of them and upon all persons having any interest under the Plan. No member of the Committee shall be personally liable by virtue of any instrument executed by him or on his behalf as a member of the Committee, or for any mistake of judgment made by himself or any other member or by anyone employed by the Employer, or for any loss unless resulting from his own actions, including gross negligence or willful misconduct. Each member of the Committee shall be indemnified by the Employer against losses reasonably incurred by him in connection with any claim, proceeding or action to which he may be a party by reason of his membership in the Committee (including amounts paid in a settlement approved by the Employer and reasonable attorney’s fees and expenses incurred in connection with such claim, proceeding or action); provided, however, that such indemnification shall not apply to matters as to which he shall be finally adjudged, by a court of competent jurisdiction in a decision from which no appeal may be taken or with respect to which the time to appeal has expired without an appeal having been made, to have engaged in gross negligence or willful misconduct. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled as a matter of law or pursuant to the bylaws of Estee Lauder or any other Employer. 11.9 In the event that any Participant, contingent annuitant or Beneficiary claims to be entitled to a benefit under the Plan, and the Committee determines that such claim should be denied in whole or in part, the Committee shall, in writing, notify such claimant within 90 days of receipt of such claim that his claim has been denied, setting forth the specific reasons for such denial. Such notification shall be written in a manner reasonably expected to be understood by such Participant or other payee and shall set forth the pertinent sections of the Plan relied on and, where appropriate, an explanation of how the claimant can obtain review of such denial. Within 60 days after the mailing or delivery by the Committee of such notice, such

38 claimant may request, by mailing or delivery of written notice to the Committee, a review by the Committee of the decision denying the claim. If the claimant fails to request such a hearing within such 60-day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim by the Committee is correct. If such claimant requests a review within such 60-day period, he shall have the opportunity to review pertinent documents and to submit a written statement to the Committee. After such review, the Committee shall determine whether such denial of the claim was correct and shall notify such claimant in writing of its determination within 60 days from receipt of his request and no further review shall thereafter be required by the Committee.

39 SECTION 12 INVESTMENT OF PLAN ASSETS; DUTIES OF FIDUCIARY COMMITTEE 12.1 All assets for providing the benefits of the Plan shall be held in trust for the exclusive benefit of Participants, contingent annuitants and Beneficiaries under the Plan, and no part of the corpus or income shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, contingent annuitants, and Beneficiaries under the Plan except as provided in Sections 6.3 and 16.4 hereof. No Participant, contingent annuitant, or Beneficiary under the Plan, nor any other person, shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to, or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan. 12.2 All contributions to the Plan by the Employer shall be committed in trust to the Trustee and/or to an insurance company as provided for in Section 404 of ERISA. The Trustee shall be appointed from time to time by the Fiduciary Committee by the appropriate instrument, with such powers in the Trustee as to investment, reinvestment, control, and disbursement of the funds as the Fiduciary Committee shall approve and as shall be in accordance with the Plan. The Fiduciary Committee may remove, replace, or add a Trustee at any time. Upon the removal, replacement, or resignation of any Trustee, the Fiduciary Committee may designate a successor Trustee. 12.3 In the discretion of the Fiduciary Committee all contributions to the Plan by the Employer committed to the Trustee and/or insurance company may be commingled from time to time in whole or in part with any other fund or funds held by the Trustee and/or insurance company for use in connection with the payment of pensions of any Employee of the Employer or with any other fund or funds held by the Trustee and/or insurance company pursuant to any other retirement plan which is a qualified pension plan under Section 401(a) of the Code. For purposes of this Plan, the word “fund” or “funds” as used in this Section 12 and hereafter in this Plan shall mean the allocable portion of the fund or funds held by the Trustee and/or insurance company in respect of the contributions made pursuant to this Plan. 12.4 The Fiduciary Committee shall determine the manner in which the funds of the Plan shall be disbursed in accordance with the Plan and the provisions of the trust instrument, including the form of voucher or warrant to be used in making disbursements and the qualifications of persons authorized to approve and sign the same and any other matters incident to the disbursement of such funds. 12.5 The Fiduciary Committee shall adopt from time to time actuarial tables to be used as the basis for all actuarial calculations and shall recommend the rates of contribution payable by the Employer to the Plan as provided in Section 6 hereof. The Fiduciary Committee shall determine from time to time the per centum rate of interest to be used as the basis for all calculations. As an aid to the Fiduciary Committee in adopting tables and in recommending the rates of contribution payable by the Employer to the Plan, the actuary appointed by the Fiduciary Committee shall make annual actuarial valuations of the assets and liabilities of the Plan and

40 shall certify to the Fiduciary Committee the tables and rates of contribution which he would recommend for use by the Fiduciary Committee.

41 SECTION 13 OBLIGATIONS OF THE EMPLOYER 13.1 All contributions by the Employer for benefits under the Plan shall be voluntary, and the Employer shall be under no legal obligation to make and/or continue to make them. The Employer shall have no liability in respect to payments or benefits or otherwise under the Plan, and the Employer shall have no liability in respect to the administration of the Trust Fund or of the funds, securities, or other assets paid over to the Trustee, and each Participant, each contingent annuitant, and each Beneficiary shall look solely to such Trust Fund for any payments or benefits under the Plan.

42 SECTION 14 MISCELLANEOUS PROVISIONS 14.1 Except as otherwise provided by law (which shall include a “qualified domestic relations order” pursuant to Section 414(p) of the Code and any other circumstance described in Section 401(a)(13) of the Code and the Treasury regulations promulgated thereunder), no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit. 14.2 If any Participant, contingent annuitant, or Beneficiary under the Plan shall become bankrupt or attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit in a manner not allowed pursuant to Section 14.1, then such benefit shall, in the discretion of the Committee, cease and terminate. In that event the Committee shall hold or apply the benefit or any part thereof to or for such Participant, contingent annuitant or Beneficiary, his spouse, children, or other dependents, or any of them, in such manner and in such proportions as the Committee shall in its sole discretion determine. 14.3 The establishment and/or maintenance of the Plan shall not be construed as conferring any rights upon any Employee or any person for a continuation of employment, and shall not be construed as limiting in any way the right of the Employer to discharge any Employee or to treat him without regard to the effect which such treatment might have upon him as a Participant of the Plan. 14.4 If any person entitled to receive any benefits from the Trust Fund is a minor or, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving any distributions, the Committee may instruct the Trustee to make distribution to such other person, persons, or institutions that, in the judgment of the Committee, are then maintaining or have custody of such distributee. 14.5 The determination of the Committee as to the identity of the proper payee of any benefit under the Plan and the amount of such benefit properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account of such benefit. 14.6 In the event any amount shall become payable from the Trust Fund to a Beneficiary or the estate of any deceased person and if, after written notice from the Trustee mailed to the last known address of such Beneficiary, or of the executor or administrator of such estate (as certified to the Trustee by the Committee), such person or such executor or administrator shall not have presented himself to the Trustee within two (2) years after the mailing of such notice, the Trustee shall notify the Committee, and the Committee shall instruct the Trustee to distribute such amount due to such Beneficiary or such estate among one or more of the spouse and blood relatives of such deceased person, as designated by the Committee.

43 14.7 This Plan may be adopted, by action of the Board of Directors, with respect to Employees who are United States citizens employed by a foreign subsidiary (as defined in Section 3121(1)(8) of the Code) of the Employer, with such Employees being treated as Employees of an Employer for the purpose described in Section 406 of the Code if the following conditions are met: (a) the Employer has entered into an agreement under Section 3121(1) of the Code which applies to the foreign subsidiary by which such Employees are employed; and (b) no contributions under another funded plan of deferred compensation (whether or not a plan described in Section 401(a), 403(a), or 405(a) of the Code) are provided by any other Employer with respect to the remuneration paid to such Employees by such subsidiary. 14.8 In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan each Participant in the Plan will (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). Such merger, consolidation or transfer shall comply with Section 414(l) of the Code and the regulations promulgated thereunder. 14.9 The rights of any person who terminated employment or retired on or before the effective date of any of the relevant provisions of this restatement, including his eligibility for benefits, shall be determined solely under the terms of the Plan as in effect on the date of his termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Participant. 14.10 Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. 14.11 In the case of a Participant who, on or after January 1, 2007, dies while performing “qualified military service” (within the meaning of Section 414(u)(5) of the Code), the survivors of the Participant shall be entitled to any additional benefits (including vesting) provided under the Plan had the Participant resumed and then terminated employment on account of death.

44 SECTION 15 ADOPTION OF PLAN BY MEMBERS OF THE GROUP 15.1 Any member of the Group, other than Estee Lauder, or any other corporation or unincorporated trade or business which is not a member of the Group may, with the consent of the Board of Directors, adopt this Plan, thereby bringing such Group member or other corporation or unincorporated trade or business within the definition of Employer. With respect to such member of the Group or other corporation or unincorporated trade or business, the term “Original Effective Date” of the Plan shall refer to the date as to which such member adopts the Plan or the date as of which the Plan is extended to such member as the case may be. 15.2 The Board of Directors shall, subject to the requirements of ERISA and the Code, determine the extent to which, if at all, the period of employment prior to the extension of the Plan to a member of the Group or other corporation or unincorporated trade or business shall be recognized for purposes of the Plan. 15.3 In the event that a retirement plan or pension plan maintained by a member of the Group, or other corporation or unincorporated trade or business, for any other division, plant, or location is added to this Plan, the rights and benefits of Employees who were covered under such other plan shall, from and after the Original Effective Date of the Plan with respect to said Employer, be determined under such terms and conditions with respect to such Employees as shall be specified by the Board of Directors in the resolution approving the adoption or extension of the Plan as to the said Employees. The assets under such other plans maintained by a member of the group applicable to Employees to be covered by this Plan shall, to the extent practicable and subject to the provisions of Section 14.8 hereof, be transferred to the Fund under this Plan, and such transferred assets shall be merged with the Fund held under this Plan. 15.4 If any Employer which has come within the definition of Employer pursuant to this Section 15 subsequently withdraws or is withdrawn from the Plan, or discontinues the Plan with respect to all or part of its Employees, the Committee shall determine the share of the Fund which shall be allocated to the Employees of such Employer who are thereby affected. If a separate defined benefit pension plan is being continued for such Employees, such Employer shall, subject to the provisions of Section 14.8 hereof, designate a successor Trustee under a separate instrument to whom such allocable funds shall be transferred with respect to all or the specified classifications of its Employees, as the case may be, unless the Board of Directors shall determine that such Employer and its affected Employees may upon proper action of such Employer continue to participate in the Trust Fund maintained in connection with this Plan. If the Plan is discontinued with respect to all or part of such Employer’s Employees, such allocable funds shall be allocated with respect to each Employee affected, and shall be applied pursuant to Section 16.4 hereof. 15.5 If any Employer which is not a member of the Group which includes Estee Lauder adopts the Plan in accordance with Section 15.1, the Plan shall be treated as a “multiple

45 employer plan” within the meaning of Section 413(c) of the Code, and it shall comply with all the requirements of the Code and ERISA applicable to such plans.

46 SECTION 16 AMENDMENT AND TERMINATION 16.1 Estee Lauder reserves the right at any time, and from time to time, by action of the Committee to amend, in whole or in part, retroactively or prospectively or both, any or all of the provisions of the Plan; provided, however, that no part of the assets of the Plan shall, by reason of any amendment, be used for or diverted to purposes other than for the exclusive benefit of Participants, contingent annuitants, and Beneficiaries; and further provided that any amendment adopted by the Committee which would cause the Plan and the trust established under the Plan to cease to meet the requirements of Section 401(a) or 501(a) of the Code respectively, shall be null and void; and any actions taken under the Plan pursuant to such amendment, any benefit increases (or decreases) accruing under the Plan as a result of such amendment, and any increases (or decreases) in benefit payments under the Plan made as a result of such amendment, during the period from the date of adoption of such amendment to the date it is determined that such amendment should so cause the Plan and the trust under the Plan to cease to meet such requirements, shall be, respectively, rectified, nullified, and restored as soon as possible to the extent necessary to permit the Plan and the trust under the Plan to continue to meet the requirements of Section 401(a) and 501(a) of the Code, respectively. Notwithstanding the previous paragraph herein, no amendment to the Plan shall: (a) reduce the Participant’s accrued normal retirement income as of the date on which the amendment is adopted, (b) eliminate or reduce any early retirement benefit or retirement-type subsidy (to be determined by regulation), or an optional form of retirement income under the Plan, with respect to the accrued normal retirement income, or (c) reduce a retired Participant’s retirement income as of the beginning of the Plan Year in which the amendment is effective. The Board of Directors’ approval shall be required for any amendment to the Plan which is anticipated by the Committee to increase the cost to Estee Lauder of maintaining the Plan by an amount in excess of $1,000,000 in any Plan Year, computed in accordance with generally accepted accounting or actuarial principles. 16.2 The Board of Directors may terminate the Plan at any time as to all or any particular group or groups of Participants and such other persons, if any, who have or may become entitled to benefits under the Plan on account of such Participants as to whom the Plan shall have been terminated, which Participants and other persons shall be referred to collectively as the terminated group in this Section 16. After the Plan termination date which is applicable to the terminated group, benefits shall be provided to the terminated group in accordance with Section 16.4 hereof. In the event of such termination, each member of the terminated group will be fully (100%) vested in his accrued benefit. 16.3 The terminated group’s portion of the Fund shall equal the sum of that part of the fair market value on the Plan termination date of the entire Fund that would have been

47 allocated to each person in the terminated group in accordance with Section 16.4 hereof if the Plan had been terminated on such date as to all Participants in the Plan and no expenses were incurred in connection with such termination of the Plan. 16.4 A terminated group’s share of the Fund shall be allocated as follows: (a) first, to provide benefits to each person in the terminated group in accordance with Section 4044(a) of ERISA, and the regulations issued pursuant thereto; (b) then, to the extent that after the making of the allocation described in (a) above, there remain in the Fund any assets which are applicable to the terminated group, the said assets shall be applied to pay for any unpaid administrative expenses for the administration of the Plan as to the terminated group; and (c) lastly, to the extent that after making the allocations described in (a) and (b) above, there remain in the Fund any assets which are applicable to the terminated group, then such remaining assets shall be paid to the Employer for its own use and benefit provided that such payment to the Employer does not contravene any provision of law. 16.5 Upon termination of the Plan, (i) the rate of interest used to determine accrued benefits under the Plan shall be equal to the average of the rates of interest used under the Plan during the five (5)-year period ending on the termination date, and (ii) the interest rate and mortality table used to determine the amount of any benefit under the Plan payable in the form of an annuity payable at Normal Retirement Date shall be the rate and table specified in Appendix A, except that if such rate is a variable rate, the interest rate shall be determined under the rules of clause (i). This section shall be interpreted and applied in a manner consistent with Section 411(b)(5)(B)(vi) of the Code and the guidance issued thereunder. 16.6 In the event of a “partial termination” of the Plan within the meaning of Section 411(d)(3) of the Code and Treasury Regulation Section 1.411(d)-2, the rights of each affected Participant to his Accrued Benefit as of the date of such partial termination, to the extent funded, shall be fully (100%) vested and nonforfeitable.

48 SECTION 17 LIMITATION ACCORDING TO TREASURY DEPARTMENT REQUIREMENTS The purpose of this Section is to conform the Plan to the requirements of Section 1.401(a)(4)-5(b) of the Income Tax Regulations. 17.1 If a benefit becomes or is payable for a Plan Year to a Participant who is among the 25 highest paid “highly compensated employees” or “highly compensated former employees” (each as defined in Section 414(q) of the Code and regulations and rulings issued thereunder) for a Plan Year, such benefit cannot exceed an amount equal to the payments that would be made during the Plan Year on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant’s Accrued Benefit and any other benefits under the Plan; provided, however, that this Section shall not apply if (i) benefits that would be payable to such a Participant are less than 1% of the total value of current liabilities under the Plan, or (ii) the assets of the Trust Fund exceed, immediately after payment of a benefit to such a Participant, 110% of the value of current liabilities under the Plan. (For purposes of this Section, the value of current liabilities shall be as defined in Section 412(l)(7) of the Code.) 17.2 In the event of a termination of the Plan, the benefit of any highly compensated employee or highly compensated former employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code. 17.3 In the event Congress should provide by statute, or the Internal Revenue Service or Department of the Treasury should provide by regulation or ruling, that such limitations are no longer necessary for the Plan to meet the requirements of Section 401(a) or other applicable provisions of the Code then in effect, such limitations shall become void and shall no longer apply, without the necessity of further amendment to the Plan.

49 SECTION 18 TOP-HEAVY PLAN PROVISIONS 18.1 Anything elsewhere in this Plan to the contrary notwithstanding, the provisions of this Section 18 shall apply to the Plan for any Plan Year if, on the last day of the preceding Plan Year (the “Determination Year”), either (i) the present equivalent actuarial value of the cumulative accrued normal retirement income of Key Employees exceeds 60% of the present equivalent actuarial value of the cumulative accrued normal retirement income of all Participants, or (ii) the sum of (A) the present equivalent actuarial value of the cumulative accrued normal retirement income of Key Employees under the Plan, (B) the present equivalent actuarial value of the accumulated accrued benefits of Key Employees under all other qualified defined benefit plans included in the Aggregation Group, and (C) the cumulative account balances of Key Employees under all qualified defined contribution plans included in the Aggregation Group exceeds 60% of the sum of (D) the present equivalent actuarial value of the cumulative accrued normal retirement income of all Participants under the Plan, (E) the present equivalent actuarial value of the accumulated accrued benefits of all Participants under all other qualified defined benefit plans included in the Aggregation Group, and (F) the cumulative account balances of all Participants under all qualified defined contribution plans included in the Aggregation Group. For the purpose of the foregoing sentence, the value of plan assets shall be determined as of the first day of the Determination Year, and the “equivalent actuarial value” of the cumulative accrued normal retirement income of each Participant under the Plan shall be calculated utilizing a 5% interest rate assumption and the mortality table prescribed for such Determination Year for minimum funding purposes under Section 430(h)(3) of the Code and shall be increased by the amount of the aggregate distributions, if any, made with respect to the Participant under the Plan during the five (5)-year period ending on the last day of the Determination Year (except that for Plan Years beginning on or after January 1, 2002, distributions on account of severance from employment, death or disability shall be taken into account only if made during the one (1)-year period ending on the last day of the Determination Year); and the present equivalent actuarial value of the accumulated accrued benefit of each Participant under all other qualified defined benefit plans and the cumulative account balances of each Participant under any qualified defined contribution plan shall be increased by the amount of the aggregate distributions, if any, made with respect to the Participant under such other plan during that five (5)-year period (or one (1)-year period, as applicable). The term “Aggregation Group” shall mean all plans to which the Employer contributes in which a Key Employee is a Participant and all other plans to which the Employer contributes that enable any such plan to meet the requirements of Section 401(a)(4) or Section 410 of the Code. If a Participant is not a Key Employee for any Plan Year, but was a Key Employee in a prior Plan Year, the accrued normal retirement income for such Participant shall not be taken into account. The accrued normal retirement income of any Participant or former Participant who has not during the five (5)-year period ending on the last day of the preceding Plan Year received from the Employer any compensation other than benefits under the Plan (or for determinations on or after January 1, 2002, who has not during the one (1)-year period ending on the last day of the preceding Plan Year performed any services for the Employer) shall not be taken into account. In any Plan Year for which the provisions of this Section 18 apply and thereafter, each Employee who is a Participant during that Plan Year and has completed at least three (3) Years of Service shall have a nonforfeitable right, in the event he ceases to be an Employee prior to his Normal Retirement

50 Date, otherwise than by death or early retirement, to receive for the remainder of his life (beginning at his Normal Retirement Date if he is still living) a deferred vested retirement income in an amount per month equal to his accrued normal retirement income computed as of the date he ceases to be an Employee (including benefits accrued before the provisions of this Section 18 apply). Notwithstanding the foregoing, each such Employee who has completed not less than three (3) Years of Service shall be permitted to elect, within 90 days after the first day of the Plan Year for which the provisions of this Section 18 apply, to have his nonforfeitable percentage computed in accordance with the provisions of Section 8 hereof without regard to this paragraph. 18.2 In any Plan Year for which the provisions of this Section 18 apply, if the accrued normal retirement income of any Participant who is not a Key Employee, when expressed as an equivalent actuarial value of a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning when the Participant attains age 65 (without taking into account contributions or benefits under Chapter 2 of Chapter 21 of Title II of the Social Security Act, or any other Federal or State law), is less than the Compensation from Estee Lauder not in excess of $150,000 ($200,000 for Plan Years beginning on or after January 1, 2002), for years in the Participant’s Testing Period, then the accrued normal retirement income of that Participant shall be increased to an amount equal at the last day of that Plan Year to such Applicable Percentage of the Participant’s average Compensation from the Employer for years in the Participant’s Testing Period. 18.3 In any Plan Year for which the provisions of this Section 18 apply, the Compensation from the Employer of each Participant taken into account under the Plan shall not exceed the first $150,000 ($200,000 for Plan Years beginning on or after January 1, 2002) (or such other figure as shall result from such annual cost-of-living adjustments as the Secretary of the Treasury or his delegate shall make pursuant to Section 401(a)(17)(B) of the Code). 18.4 In any Plan Year commencing prior to January 1, 2000 for which the provisions of this Section 18 apply, the figure “1.0” shall be substituted for the figure “1.25” as required by Section 416 of the Code for the purpose of determining an Employee’s “defined contribution plan fraction” and “defined benefit plan fraction” under Section 415(e) of the Code. 18.5 For purposes of this Section, the following definitions shall apply: (a) “Applicable Percentage” means, in respect of any Participant, the lesser of (i) 2% multiplied by the number of the Participant’s Years of Service (disregarding any Year of Service in which ended a Plan Year for which the provisions of this Section 18 were not applicable and any Year of Service completed in a Plan Year beginning before January 1, 1984) or (ii) 20%. (b) “Compensation” means, for purposes of this Section only, Compensation as defined in Section 2.10 hereof but including any special pay or remuneration reportable to the Internal Revenue Service on Form W-2 for Federal income tax purposes, but with respect to Plan Years commencing prior to January 1, 1998, “Compensation” excludes

51 contributions made by an Employer on behalf of an Employee under a “cash or deferred arrangement” described in Section 401(k) of the Code. (c) “Key Employee” means a Participant, former Participant or the contingent annuitant of any Participant who, at any time during the Plan Year or, for determinations prior to January 1, 2002, any of the four (4) preceding Plan Years, is or was (i) an officer of an Employer whose compensation from the Employer for the Plan Year exceeds (A) for determinations prior to January 1, 2002, 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends, or (B) for determinations on or after January 1, 2002, $130,000 (as adjusted to reflect increases in the cost of living as determined by the Secretary of the Treasury); (ii) solely for determinations prior to January 1, 2002, one (1) of the ten (10) employees having annual compensation from the Employer in excess of the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in the Employer; (iii) the owner of 5% or more of the outstanding stock of the Employer (or stock possessing more than 5% of the total combined voting power of all stock of the Employer); or (iv) an owner of 1% or more of the outstanding stock of the Employer (or stock possessing more than 1% of the total combined voting power of all stock of the Employer) whose Compensation from the Employer for the Plan Year is more than $150,000. Any Employee who is not a Key Employee shall be deemed a Non- Key Employee. (d) “Testing Period” means, in respect of any Participant, the period of consecutive years (not exceeding five (5)), and disregarding any Year of Service in which ended a Plan Year for which the provisions of this Section 18 were not applicable, any Year of Service completed in a Plan Year beginning before January 1, 1984, and any year that begins after the close of the last Plan Year for which the provisions of this Section 18 were applicable), during which the Participant had the greatest aggregate Compensation from the Employer.

52 SECTION 19 FUNDING-BASED LIMITATIONS 19.1 Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is less than 80 Percent, but not less than 60 Percent. Notwithstanding any other provisions of the Plan, if the Plan’s Adjusted Funding Target Attainment Percentage for a Plan Year is less than 80 percent (or would be less than 80 percent to the extent described in Section 19.1(b) below) but is not less than 60 percent, then the limitations set forth in this Section 19.1 apply. (a) (a) 50 Percent Limitation on Single Sum Payments, other Accelerated Forms of Distribution, and other Prohibited Payments. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date on or after the applicable Section 436 Measurement Date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment, unless the present value of the portion of the benefit that is being paid in a Prohibited Payment does not exceed the lesser of: (i) 50 percent of the present value of the benefit payable in the optional form of benefit that includes the Prohibited Payment; or (ii) 100 percent of the PBGC maximum benefit guarantee amount (as defined in Treasury Regulation Section 1.436-1(d)(3)(iii)(C)). The limitation set forth in this Section 19.1(a) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the Annuity Starting Date because of the application of the requirements of this Section 19.1(a), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Treasury Regulation Section 1.436-1(d)(3)(iii)(D)). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that Annuity Starting Date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in this Section 19.1(a), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan. (b) (b) Plan Amendments Increasing Liability for Benefits. No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the Adjusted Funding Target Attainment Percentage for the Plan Year is: (i) Less than 80 percent; or

53 (ii) 80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the Adjusted Funding Target Attainment Percentage. The limitation set forth in this Section 19.1(b) does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment. 19.2 Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is less than 60 Percent. Notwithstanding any other provisions of the Plan, if the Plan’s Adjusted Funding Target Attainment Percentage for a Plan Year is less than 60 percent (or would be less than 60 percent to the extent described in Section 19.2(b) below), then the limitations in this Section 19.2 apply. (a) (a) Single Sums, other Accelerated Forms of Distribution, and other Prohibited Payments Not Permitted. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date on or after the applicable Section 436 Measurement Date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment. The limitation set forth in this Section 19.2(a) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the participant. (b) (b) Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid. An Unpredictable Contingent Event Benefit with respect to an Unpredictable Contingent Event occurring during a Plan Year shall not be paid if the Adjusted Funding Target Attainment Percentage for the Plan Year is: (i) Less than 60 percent; or (ii) 60 percent or more, but would be less than 60 percent if the Adjusted Funding Target Attainment Percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the Unpredictable Contingent Event during the Plan Year is 100 percent. (c) (c) Benefit Accruals Frozen. Benefit accruals under the Plan shall cease as of the applicable Section 436 Measurement Date. In addition, if the Plan is required to cease benefit accruals under this Section 19.2(c), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits. 19.3 Limitations Applicable if the Plan Sponsor is in Bankruptcy. Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date that occurs during any period in which the Plan sponsor is a debtor in a case under title 11, United States Code, or similar Federal

54 or State law, except for payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s Adjusted Funding Target Attainment Percentage for that Plan Year is not less than 100 percent. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s Adjusted Funding Target Attainment Percentage for that Plan Year is not less than 100 percent. The limitation set forth in this Section 19.3 does not apply to any payment of a benefit which under Code Section 411(a)(11) of the Internal Revenue Code may be immediately distributed without the consent of the Participant. 19.4 Provisions Applicable After Limitations Cease to Apply. (a) (a) Resumption of Prohibited Payments. If a limitation on Prohibited Payments under Section 19.1(a), Section 19.2(a), or Section 19.3 applied to the Plan as of a Section 436 Measurement Date, but that limit no longer applies to the Plan as of a later Section 436 Measurement Date, then that limitation does not apply to benefits with Annuity Starting Dates that are on or after that later Section 436 Measurement Date. (b) (b) Resumption of Benefit Accruals. If a limitation on benefit accruals under Section 19.2(c) applied to the Plan as of a Section 436 Measurement Date, but that limitation no longer applies to the Plan as of a later Section 436 Measurement Date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later Section 436 Measurement Date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulation 29 CFR § 2530.204-2(c) and (d). (c) (c) Shutdown and Other Unpredictable Contingent Event Benefits. If an Unpredictable Contingent Event Benefit with respect to an Unpredictable Contingent Event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of Section 19.2(b), but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the Adjusted Funding Target Attainment Percentage for the Plan Year that meets the requirements of Treasury Regulation Section 1.436-1(g)(5)(ii)(B)), then that Unpredictable Contingent Event Benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to Section 19.2(b)). If the Unpredictable Contingent Event Benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit. (d) (d) Treatment of Plan Amendments That Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of Section 19.1(b) or Section 19.2(c), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the Adjusted Funding Target Attainment Percentage for the Plan Year that meets

55 the requirements of Treasury Regulation Section 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise. 19.5 Notice Requirement. See ERISA Section 101(j) for rules requiring the plan administrator of a single employer defined benefit pension plan to provide a written notice to participants and beneficiaries within 30 days after certain specified dates if the plan has become subject to a limitation described in Section 19.1(a), Section 19.2, or Section 19.3. 19.6 Methods to Avoid or Terminate Benefit Limitations. See Code Sections 436(b)(2), (c)(2), (e)(2), and (f) and Treasury Regulation Section 1.436-1(f) for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in Sections 19.1 through 19.3 for a Plan Year. In general, the methods a plan sponsor may use to avoid or terminate one or more of the benefit limitations under Sections 19.1 through 19.3 for a plan year include employer contributions and elections to increase the amount of plan assets which are taken into account in determining the Adjusted Funding Target Attainment Percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the plan. 19.7 Special Rules. (a) Rules of Operation for Periods Prior to and After Certification of Plan’s Adjusted Funding Target Attainment Percentage. (i) In General. Code Section 436(h) and Treasury Regulation Section 1.436-1(h) set forth a series of presumptions that apply: (X) before the Plan’s enrolled actuary issues a certification of the Plan’s Adjusted Funding Target Attainment Percentage for the Plan Year, and (Y) if the Plan’s enrolled actuary does not issue a certification of the Plan’s Adjusted Funding Target Attainment Percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan Year pursuant to Treasury Regulation Section 1.436-1(h)(4)(ii) but does not issue a certification of the specific Adjusted Funding Target Attainment Percentage for the Plan by the last day of the Plan Year). For any period during which a presumption under Code Section 436(h) and Treasury Regulation Section 1.436-1(h) applies to the Plan, the limitations under Sections 19.1 through 19.3 are applied to the Plan as if the Adjusted Funding Target Attainment Percentage for the Plan Year were the presumed Adjusted Funding Target Attainment Percentage determined under the rules of Code Section 436(h) and Treasury Regulations Sections 1.436-1(h)(1), (2), or (3). These presumptions are set forth in Section 19.7(a)(2) through (a)(4). (ii) Presumption of Continued Underfunding Beginning First Day of Plan Year. If a limitation under Section 19.1, 19.2, or 19.3 applied to the Plan on

56 the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the Adjusted Funding Target Attainment Percentage for the Plan for the current Plan Year, or, if earlier, the date Section 19.7(a)(3) or Section 19.7(a)(4) applies to the Plan: (A) The Adjusted Funding Target Attainment Percentage of the Plan for the current Plan Year is presumed to be the Adjusted Funding Target Attainment Percentage in effect on the last day of the preceding Plan Year; and (B) The first day of the current Plan Year is a Section 436 Measurement Date. (iii) Presumption of Underfunding Beginning First Day of 4th Month. If the Plan’s enrolled actuary has not issued a certification of the Adjusted Funding Target Attainment Percentage for the Plan Year before the first day of the 4th month of the Plan Year and the Plan’s Adjusted Funding Target Attainment Percentage for the preceding Plan Year was either at least 60 percent but less than 70 percent or at least 80 percent but less than 90 percent, or is described in Treasury Regulation Section 1.436-1(h)(2)(ii), then, commencing on the first day of the 4th month of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the Adjusted Funding Target Attainment Percentage for the Plan for the current Plan Year, or, if earlier, the date Section 19.7(a)(4) applies to the Plan: (A) The Adjusted Funding Target Attainment Percentage of the Plan for the current Plan Year is presumed to be the Adjusted Funding Target Attainment Percentage for the preceding Plan Year reduced by 10 percentage points; and (B) The first day of the 4th month of the current Plan Year is a Section 436 Measurement Date. (iv) Presumption of Underfunding On and After First Day of 10th Month. If the Plan’s enrolled actuary has not issued a certification of the Adjusted Funding Target Attainment Percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary has issued a range certification for the Plan Year pursuant to Treasury Regulation Section § 1.436-1(h)(4)(ii) but has not issued a certification of the specific Adjusted Funding Target Attainment Percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the 10th month of the current Plan Year and continuing through the end of the Plan Year: (A) The Adjusted Funding Target Attainment Percentage of the Plan for the current Plan Year is presumed to be less than 60 percent; and (B) The first day of the 10th month of the current Plan Year is a Section 436 Measurement Date.

57 (b) New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules. (i) First 5 Plan Years. The limitations in Section 19.1(b), Section 19.2(b), and Section 19.2(c) do not apply to a new Plan for the first 5 Plan Years of the Plan, determined under the rules of Code Section 436(i) and Treasury Regulation Section 1.436-1(a)(3)(i). (ii) Plan Termination. The limitations on Prohibited Payments in Section 19.1(a), Section 19.2(a), and Section 19.3 do not apply to Prohibited Payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this section of the Plan do not cease to apply as a result of termination of the Plan. (iii) Exception to Limitations on Prohibited Payments under Certain Frozen Plans. The limitations on Prohibited Payments set forth in Section 19.1(a), Section 19.2(a), and Section 19.3 do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participants. This Section 19.7(b)(3) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect. (iv) Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability. During any period in which none of the presumptions under Section 19.7(a) apply to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the Plan’s Adjusted Funding Target Attainment Percentage for the Plan Year, the limitations under Section 19.1(b) and Section 19.2 (b) shall be based on the inclusive presumed Adjusted Funding Target Attainment Percentage for the Plan, calculated in accordance with the rules of Treasury Regulation Section 1.436-1(g)(2)(iii). (c) Special Rules Under PRA 2010. (i) Payments under Social Security Leveling Options. For purposes of determining whether the limitations under Section 19.1(a) or 19.2(a) apply to payments under a social security leveling option, within the meaning of Code Section 436(j)(3)(C)(i), the Adjusted Funding Target Attainment Percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service. (ii) Limitation on Benefit Accruals. For purposes of determining whether the accrual limitation under Section 19.2(c) applies to the Plan, the Adjusted Funding Target Attainment Percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) (except as provided under section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).

58 (d) Interpretation of Provisions. The limitations imposed by this section of the Plan shall be interpreted and administered in accordance with Code Section 436 and Treasury Regulation Section 1.436-1. 19.8 Definitions. The definitions in the following Treasury Regulations apply for purposes of Sections 19.1 through 19.7: (a) Adjusted Funding Target Attainment Percentage has the meaning provided in Treasury Regulation Section 1.436-1(j)(1); (b) Annuity Starting Date has the meaning provided in Treasury Regulation Section 1.436-1(j)(2); (c) Prohibited Payment has the meaning provided in Treasury Regulation Section 1.436-1(j)(6); (d) Section 436 Measurement Date has the meaning provided in Treasury Regulation Section 1.436-1(j)(8); and (e) Unpredictable Contingent Event and Unpredictable Contingent Event Benefit have the meanings provided in Treasury Regulation Section 1.436-1(j)(9). 19.9 Effective Date. The rules in Sections 19.1 through 19.8 are effective for Plan Years beginning on or after January 1, 2008.

59 SECTION 20 EXECUTION To record the amendment and restatement of the Plan as set forth herein, the Board of Directors of Estee Lauder Inc. has adopted this restatement effective as of January 1, 2023 and authorized its execution below. By: Michael O’Hare Chairman, Estee Lauder Inc. Employee Benefits Committee Date: /s/Michael O'Hare 1/18/2023

A-1 APPENDIX A 1. Except as otherwise provided in this Appendix A, the assumptions to be used to determine an Actuarial Equivalent benefit shall be as follows: Interest Rate: 6% Mortality Table: For Participants, the 1971 TPF&C Mortality Table for male lives, set back four (4) years. For contingent annuitants, the 1971 TPF&C Mortality Table for male lives, set back two (2) years. Notwithstanding the foregoing, for Retirement Income Commencement Dates on or after May 1, 2021, the assumptions to be used to convert a single life annuity into any other form of benefit, other than a lump sum distribution or a level income annuity (Option 5 of Section 9.3), shall be either the assumptions specified above or the following assumptions, whichever set of assumptions produces the greatest benefit: Interest Rate: The “applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the fourth calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur. Mortality Table: The “applicable mortality table” (as defined under Section 417(e)(3) of the Code). 2. To the extent that (A) any Participant’s Retirement Account is to be converted into an equivalent, immediately payable, annual amount of single life annuity or an equivalent, immediately payable, annual amount of level income annuity (Option 5 of Section 9.3) and (B) the distribution of such single life annuity is to begin as of date prior to January 1, 1999, such conversion shall be done by applying an immediate conversion factor to such Participant’s Retirement Account, with such factor based upon the above specified mortality table and the Pension Benefit Guaranty Corporation (“PBGC”) immediate interest rate applicable to the month as of which the distribution of the single life annuity is otherwise to begin. To the extent that (A) any Participant’s Retirement Account is to be converted into an equivalent, immediately payable, annual amount of single life annuity or an equivalent, immediately payable, annual amount of level income annuity (Option 5 of Section 9.3) and (B) the distribution of such single life annuity is to begin as of date during calendar year 1999, such conversion shall be done by applying an immediate conversion factor to such Participant’s Retirement Account, with such factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code) and whichever of the following two (2) interest rates results in the larger single life annuity:

A-2 (i) the “applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which the distribution of the single life annuity is otherwise to begin, and (ii) such same “applicable interest rate” as in effect for the second calendar month immediately prior to the month in which falls the date as of which such distribution of the single life annuity is otherwise to begin. To the extent that (A) any Participant’s Retirement Account is to be converted into an equivalent, immediately payable, annual amount of single life annuity or an equivalent, immediately payable, annual amount of level income annuity (Option 5 of Section 9.3) and (B) the distribution of such single life annuity is to begin as of a date on or after January 1, 2000, such conversion shall be done by applying an immediate conversion factor to such Participant’s Retirement Account, with such factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code) and the “applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which the distribution of the single life annuity is otherwise to begin. Effective for distributions commencing on or after August 1, 2008, the “applicable interest rate” shall be determined as of the fourth calendar month immediately prior to the first day of such calendar quarter; provided, however, that for the one-year period beginning on August 1, 2008, the “applicable interest rate” shall be determined as of either the second or the fourth calendar month immediately prior to the first day of such calendar quarter, whichever results in the larger distribution. For purposes of this Appendix A, the “applicable mortality table” (as defined under Section 417(e)(3) of the Code) shall be the table prescribed by Revenue Ruling 95-6 for distributions on or after January 1, 1999 and prior to December 31, 2002, and the table prescribed by Revenue Ruling 2001-62 for distributions on or after December 31, 2002 and prior to January 1, 2008, and the table prescribed by Revenue Ruling 2007-67 for distributions on or after January 1, 2008 (except to the extent that sections 4 and 5 of this Appendix A permit use on or after January 1, 2008 of a table determined without giving effect to the changes in Section 417(e)(3) of the Code made by the Pension Protection Act of 2006 (“PPA 2006”)). 3. To the extent that (A) any immediately payable, lump sum distribution under the Plan is the equivalent of a single life annuity otherwise deferred to a Participant’s Normal Retirement Date and (B) such distribution is to occur as of a date prior to January 1, 1999, such Participant’s Retirement Account is converted into an annual amount of such a deferred single life annuity using a deferred conversion factor, with such factor based upon the above specified mortality table and the PBGC immediate/deferred blended interest rate (under Section 417(e)(3) of the Code, as in effect immediately prior to the enactment of Public Law 103-465) applicable to the month as of which the distribution of such lump sum benefit is otherwise to occur.

A-3 To the extent that (A) any immediately payable, lump sum distribution under the Plan is the equivalent of a single life annuity otherwise deferred to a Participant’s Normal Retirement Date and (B) such distribution is to occur as of a date during calendar year 1999, such Participant’s Retirement Account is converted into an annual amount of such a deferred single life annuity using a deferred conversion factor, with such factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code) and whichever of the following two (2) interest rates results in the larger single life annuity: (i) the “applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur, and (ii) such same “applicable interest rate” as in effect for the second calendar month immediately prior to the month in which falls the date as of which such distribution is otherwise to occur. To the extent that (A) any immediately payable, lump sum distribution under the Plan is the equivalent of a single life annuity otherwise deferred to a Participant’s Normal Retirement Date and (B) such distribution is to occur as of a date on or after January 1, 2000, such Participant’s Retirement Account is converted into an annual amount of such a deferred single life annuity using a deferred conversion factor, with such factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code) and the applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur. Effective for distributions commencing on or after August 1, 2008, the “applicable interest rate” shall be determined as of the fourth calendar month immediately prior to the first day of such calendar quarter; provided, however, that for the one-year period beginning on August 1, 2008, the “applicable interest rate” shall be determined as of either the second or the fourth calendar month immediately prior to the first day of such calendar quarter, whichever results in the larger distribution. 4. To the extent that (A) any Participant’s single life annuity otherwise payable immediately is converted into an equivalent, immediately payable lump sum distribution or an equivalent, immediately payable, annual amount of level income annuity (Option 5 of Section 9.3) and (B) the distribution of such benefit is to occur or commence as of a date prior to January 1, 1999, such conversion shall be done by applying an immediate conversion factor to the annual amount of such single life annuity, with such factor based upon the above specified mortality table and the PBGC immediate interest rate applicable to the month as of which the distribution of such lump sum benefit is otherwise to occur. To the extent that (A) any Participant’s single life annuity otherwise payable immediately is converted into an equivalent, immediately payable lump sum distribution or an equivalent, immediately payable, annual amount of level income annuity (Option 5 of Section 9.3) and (B) the distribution of such benefit is to occur or commence as of a date during calendar year 1999, such conversion shall be done by applying an immediate conversion factor to the annual amount of such single life annuity, with such factor based upon the “applicable mortality

A-4 table” (as defined under Section 417(e)(3) of the Code) and whichever of the following two (2) interest rates results in the larger single life annuity: (i) the “applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur, and (ii) such same “applicable interest rate” as in effect for the second calendar month immediately prior to the month in which falls the date as of which such distribution is otherwise to occur. To the extent that (A) any Participant’s single life annuity otherwise payable immediately is converted into an equivalent, immediately payable lump sum distribution or an equivalent, immediately payable, annual amount of level income annuity (Option 5 of Section 9.3) and (B) the distribution of such benefit is to occur or commence as of a date on or after January 1, 2000 and prior to January 1, 2008, such conversion shall be done by applying an immediate conversion factor to the annual amount of such single life annuity, with such factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code) and the “applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur. To the extent that (A) any Participant’s single life annuity otherwise payable immediately is converted into an equivalent, immediately payable lump sum distribution or an equivalent, immediately payable, annual amount of level income annuity (Option 5 of Section 9.3) and (B) the distribution of such benefit is to occur or commence as of a date on or after January 1, 2008, such conversion shall be done by applying to the annual amount of such single life annuity the immediate conversion factor specified in clause (i) or (ii) below that produces the greater lump sum benefit amount: (i) the factor based upon the “applicable mortality table” and “applicable interest rate” determined in accordance with the immediately preceding paragraph, without giving effect to the changes in Section 417(e)(3) of the Code made by PPA 2006; or (ii) the factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code as amended by PPA 2006) and the “applicable interest rate” (as defined under Section 417(e)(3) of the Code as amended by PPA 2006) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur. Effective for distributions commencing on or after August 1, 2008, the “applicable interest rate” for purposes of both clauses (i) and (ii) of this paragraph shall be determined as of the fourth calendar month immediately prior to the first day of such calendar quarter; provided, however, that for the one-year period beginning on August 1, 2008, the “applicable interest rate” shall be determined as of either the second or the fourth calendar month immediately prior to the first day of such calendar quarter, whichever results in the larger distribution. 5. Each Participant’s single life annuity otherwise deferred to such Participant’s Normal Retirement Date is, if the distribution of a lump sum benefit is otherwise to occur as of a date prior to January 1, 1999, converted into an equivalent, immediately payable lump sum distribution by using a deferred conversion factor, with such factor based upon the

A-5 above specified mortality table and the PBGC immediate/deferred blended interest rate (under Section 417(e)(3) of the Code, as in effect immediately prior to the enactment of Public Law 103-465) applicable to the month as of which the distribution of such lump sum benefit is otherwise to occur. Each Participant’s single life annuity otherwise deferred to such Participant’s Normal Retirement Date is, if the distribution of a lump sum benefit is otherwise to occur as of a date during calendar year 1999, converted into an equivalent, immediately payable lump sum distribution by using a deferred conversion factor, with such factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code) and whichever of the following two (2) interest rates results in the larger single life annuity: (i) the “applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur, and (ii) such same “applicable interest rate” as in effect for the second calendar month immediately prior to the month in which falls the date as of which such distribution is otherwise to occur. Each Participant’s single life annuity otherwise deferred to such Participant’s Normal Retirement Date is, if the distribution of a lump sum benefit is otherwise to occur as of a date on or after January 1, 2000 and prior to January 1, 2008, converted into an equivalent, immediately payable lump sum distribution by using a deferred conversion factor, with such factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code) and the “applicable interest rate” (as defined under Section 417(e)(3) of the Code) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur. Each Participant’s single life annuity otherwise deferred to such Participant’s Normal Retirement Date shall be, if the distribution of a lump sum benefit is otherwise to occur as of a date on or after January 1, 2008, converted into an equivalent, immediately payable lump sum distribution by using the deferred conversion factor specified in clause (i) or (ii) below that produces the greater lump sum benefit amount: (i) the factor based upon the “applicable mortality table” and “applicable interest rate” determined in accordance with the immediately preceding paragraph, without giving effect to the changes in Section 417(e)(3) of the Code made by PPA 2006; or (ii) the factor based upon the “applicable mortality table” (as defined under Section 417(e)(3) of the Code as amended by PPA 2006) and the “applicable interest rate” (as defined under Section 417(e)(3) of the Code as amended by PPA 2006) as in effect for the second calendar month immediately prior to the first day of the calendar quarter in which falls the date as of which such distribution is otherwise to occur. Effective for distributions commencing on or after August 1, 2008, the “applicable interest rate” for purposes of both clauses (i) and (ii) of this paragraph shall be determined as of the fourth calendar month immediately prior to the first day of such calendar quarter; provided, however, that for the one- year period beginning on August 1, 2008, the “applicable interest rate” shall be determined as of either the second or the fourth calendar month immediately prior to the first day of such calendar quarter, whichever results in the larger distribution.

A-6 6. If and to the extent it becomes necessary to correct for a failure to commence a Participant’s or Beneficiary’s Plan distribution on the date required under the terms of the Plan, and such correction includes the payment of a lump sum (a “make-up payment”) equal to the missed payment or payments plus an adjustment for interest from the date the missed payment or payments would have been made to the date of the actual make-up payment, such interest shall be calculated using an interest rate of: (i) 6% per annum, for failures to commence a Participant’s or Beneficiary’s distribution by the Required Beginning Date or such other commencement date required under Section 10.2 of the Plan and Section 401(a)(9) of the Code; or (ii) 5% per annum, for all other failures.

B-1 APPENDIX B In order to receive the benefits described in Section 5.5 of the Plan, a Participant must have been a participant under a Prior Plan on December 31, 1990 and must satisfy the requirements set forth below that correspond to his termination of employment date. Termination of Employment Date Requirements 1. After December 31, 1990 and prior to July 1, 1991 1. Age 50 with 10 Years of Service on December 31, 1990; age 55 with 10 Years of Service on his termination of employment date 2. After June 30, 1991 and prior to January 1, 1993 2. Age 55 with 10 Years of Service on his termination of employment date 3. After December 31, 1992 3. Age 50 with 5 Years of Service, or any age and 10 Years of Service, as of January 1, 1993

C-1 APPENDIX C ADDITIONAL EARLY RETIREMENT BENEFITS SECTION 1.1 ELIGIBILITY FOR ADDITIONAL BENEFITS A. Any Participant employed in the United States by an Employer, or on sick leave or long-term disability under the Employer’s Long-Term Disability Plan, may elect to retire on August 1, 1991 (such designated date of retirement hereinafter referred to in this Appendix C as the “Retirement Day”) and be eligible to receive the additional benefits (“Additional Benefits”) set forth under this Appendix C, provided that (i) on or before July 31, 1991 such Participant shall have attained at least age 55 and completed at least ten Years of Service under the Plan (including periods of disability in which no Years of Service were credited), (ii) the document entitled “Special Retirement Option Agreement,” which includes a General Release in favor of the Employer, is signed, witnessed and dated no earlier than July 8, 1991 but no later than July 18, 1991 in strict accordance with the instructions contained therein, and (iii) such Participant shall have made an election to retire on such other forms as the Employer may require during the period commencing 45 days after such Participant receives the “Special Retirement Option Agreement” from the Employer but ending no later than July 31, 1991. Participants who previously retired on or after January 1, 1991 and before August 1, 1991 and who were employed in the United States by the Employer shall also be eligible for the Additional Benefits under this Appendix C, provided the preceding requirements in clauses (i)- (iii) hereof are satisfied. B. Notwithstanding the provisions of paragraph A hereof, any individual whose active employment with an Employer ceased by mutual agreement on or before May 17, 1991 shall not be eligible for any benefits under this Appendix C. C. Notwithstanding the provisions of paragraph A above, any individual who is classified by an Employer as a Corporate Department Head or President of a division shall not be eligible for the Additional Benefits under this Appendix C. SECTION 1.2 ADDITIONAL BENEFITS Each Participant eligible for Additional Benefits under this Appendix C to the Plan who elects to retire on the Retirement Day shall be entitled to the following: A. The Additional Benefits shall be equal to the benefit determined, under Section 5.5 of the Plan, by increasing the Participant’s age as of August 1, 1991, by five (5) years and Years of Service as of August 1, 1991, by five (5) years. The Additional Benefits shall be added to the regular pension benefit determined under Section 5.5 of the Plan. B. The reduction contained in Section 5.5 of the Plan, which applies to the early commencement of a Participant’s benefits prior to age 62, shall be applied after increasing the Participant’s age by five (5) years as provided under paragraph A above.

C-2 C. The Additional Benefits provided under this Appendix C to the Plan shall be payable in the form applicable to the Participant in accordance with the provisions of Section 9 of the Plan. D. Participants who (i) retired on or after January 1, 1991 and prior to August 1, 1991, (ii) are receiving retirement benefits under the Plan prior to August 1, 1991, and (iii) are eligible under Section 1.1 A hereof, shall have the amount of their retirement benefits recomputed under this Appendix C from the date of their previous retirement and paid in accordance with the form of benefit previously elected under Section 9 of the Plan. No changes to the form of benefit previously elected shall be permitted; however, the Additional Benefits payable for the period of time from the date of the previous retirement to July 31, 1991 shall be paid in the form of a lump sum distribution at the time prescribed under paragraph E hereof. In no event shall Additional Benefits be paid to Participants who retired before January 1, 1991. E. If a Participant elects the Additional Benefits provided under this Appendix C to the Plan, such Participant’s retirement benefits shall be payable commencing in the first month following the month in which the Retirement Day occurs.

D-1 APPENDIX D ADDITIONAL EARLY RETIREMENT BENEFITS SECTION 1.1 ELIGIBILITY FOR ADDITIONAL BENEFITS A. Any Participant employed in the Commonwealth of Puerto Rico by the Estee Lauder Hemisphere Division of Clinique (the “Employer”), or on sick leave or long- term disability under the Employer’s Long-Term Disability Plan, may elect to retire on December 1, 1991 (such designated date of retirement hereinafter referred to in this Appendix D as the “Retirement Day”) and be eligible to receive the additional benefits (“Additional Benefits”) set forth under this Appendix D, provided that (i) on or before November 30, 1991 such Participant shall have attained at least age 55 and completed at least ten (10) Years of Service under the Plan (including periods of disability in which no Years of Service were credited), (ii) the document entitled “Special Retirement Option Agreement and General Release,” which includes a General Release in favor of the Employer, is signed, witnessed and dated no earlier than November 4, 1991 but no later than November 14, 1991 in strict accordance with the instructions contained therein, and (iii) such Participant shall have made an election to retire on such other forms as the Employer may require during the period commencing 45 days after such Participant receives the “Special Retirement Option Agreement” from the Employer but ending no later than November 30, 1991. Participants who previously retired on or after January 1, 1991 and before December 1, 1991 and who were employed in the Commonwealth of Puerto Rico by the Employer shall also be eligible for the Additional Benefits under this Appendix D, provided the preceding requirements in clauses (i)-(iii) hereof are satisfied. B. Notwithstanding the provisions of paragraph A hereof, any individual whose active employment with the Employer ceased by mutual agreement on or before September 19, 1991 shall not be eligible for any benefits under this Appendix D. C. Notwithstanding the provisions of paragraph A above, any individual who is classified by the Employer as a Corporate Department Head or President of a division shall not be eligible for the Additional Benefits under this Appendix D. SECTION 1.2 ADDITIONAL BENEFITS Each Participant eligible for Additional Benefits under this Appendix D to the Plan who elects to retire on the Retirement Day shall be entitled to the following: A. The Additional Benefits shall be equal to the benefit determined, under Section 5.5 of the Plan, by increasing the Participant’s age as of December 1, 1991, by five (5) years and Years of Service as of December 1, 1991, by five (5) years. The Additional Benefits shall be added to the regular pension benefit determined under Section 5.5 of the Plan. B. The reduction contained in Section 5.5 of the Plan, which applies to the early commencement of a Participant’s benefits, shall be applied after increasing the Participant’s age by five (5) years as provided under paragraph A above.

D-2 C. The Additional Benefits provided under this Appendix D to the Plan shall be payable in the form applicable to the Participant in accordance with the provisions of Section 9 of the Plan. D. Participants who (i) retired on or after January 1, 1991 and prior to December 1, 1991, (ii) are receiving retirement benefits under the Plan prior to December 1, 1991, and (iii) are eligible under Section 1.1 A hereof, shall have the amount of their retirement benefits recomputed under this Appendix D from the date of their previous retirement and paid in accordance with the form of benefit previously elected under Section 8 of the Plan. No changes to the form of benefit previously elected shall be permitted; however, the Additional Benefits payable for the period of time from the date of the previous retirement to November 30, 1991 shall be paid in the form of a lump sum distribution at the time prescribed under paragraph E hereof. In no event shall Additional Benefits be paid to Participants who retired before January 1, 1991. E. If a Participant elects the Additional Benefits provided under this Appendix D to the Plan, such Participant’s retirement benefits shall be payable commencing in the first month following the month in which the Retirement Day occurs.

E-1 APPENDIX E SPECIAL PROVISIONS GOVERNING EMPLOYEES OF WHITMAN PACKAGING CORPORATION WHO DID NOT OTHERWISE BECOME ELIGIBLE EMPLOYEES PRIOR TO JANUARY 1, 1992 SECTION 1.1 SCOPE. The provisions of this Appendix E shall apply with respect to each person who first became an employee of Whitman Packaging Corporation prior to January 1, 1992; other than any such person who, prior to that date, terminated such employment and immediately thereupon transferred to, and became an employee of, an entity which was then an Employer under the Plan as then in effect (a “Whitman Employee”). The provisions of this Appendix E shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall (except with reference to the first sentence of the preceding paragraph) be to the Plan as in effect at the time such provision is applied to a Whitman Employee, as the context shall require. The provisions of this Appendix E shall not apply with respect to (a) any person described in Appendix F or (b) any person who first becomes an employee of Whitman Packaging Corporation (“Whitman”) on or after January 1, 1992. SECTION 1.2 COMMENCEMENT OF STATUS AS A PARTICIPATING EMPLOYER Whitman shall become an Employer under the Plan on January 1, 1992. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY WHITMAN EMPLOYEES No Whitman Employee shall be permitted to become a Participant prior to January 1, 1992. The first date on or after January 1, 1992 on which any such person may become a Participant shall be governed by the otherwise applicable provisions of Section 3 of the Plan. In applying the terms of such participation eligibility provision, there shall be taken into account all of such Whitman Employee’s period of employment with Whitman on or after January 1, 1984, but only to the extent that any such period of employment would have been taken into account had Whitman otherwise been an Employer throughout such person’s entire such period of employment. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Whitman Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with Whitman on or after January 1, 1984 which would otherwise have been taken into account for such purpose had

E-2 Whitman otherwise been an Employer throughout such person’s entire such period of employment; provided, however, that there shall be taken into account for this purpose with respect to any Whitman Employee who becomes a Participant (i) who transferred from a non- exempt position to an exempt position prior to January 1, 1992, all periods of employment beginning with the date on which such Whitman Employee first became a regular, full-time employee of Whitman; (ii) who is in a non-exempt position, all periods of employment beginning on the later of (A) January 1, 1984, or (B) such Whitman Employee’s Plan Entry Date for purposes of the Whitman Packaging Corporation Money Purchase Plan. SECTION 1.5 VESTING In determining the extent to which any Whitman Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Whitman which are otherwise taken into account with respect to such employee pursuant to the provisions of Section 1.4 of this Appendix E.

F-1 APPENDIX F SPECIAL PROVISIONS GOVERNING EMPLOYEES OF WHITMAN PACKAGING CORPORATION WHO OTHERWISE BECOME ELIGIBLE EMPLOYEES PRIOR TO JANUARY 1, 1992 SECTION 1.1 SCOPE The provisions of this Appendix F shall apply with respect to each person who, prior to January 1, 1992, (a) became an employee of Whitman Packaging Corporation and (b) thereafter terminated such employment and immediately thereupon transferred to, and became an employee of an entity which was then an Employer under the Plan as then in effect (a “Transferred Whitman Employee”). The provisions of this Appendix F shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall (except with reference to the first sentence of the preceding paragraph) be to the Plan as in effect at the time such provision is applied to a Transferred Whitman Employee, as the context shall require. The provisions of this Appendix F shall not apply with respect to (a) any person subject to the provisions of Appendix E or (b) any person who first becomes an employee of Whitman Packaging Corporation (“Whitman”) on or after January 1, 1992. SECTION 1.2 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Transferred Whitman Employee for the Plan Year commencing January 1, 1992 and for each subsequent Plan Year (but not for any prior Plan Year) pursuant to the provisions of Section 5 of the Plan, but only in the case of such a person who is otherwise entitled to have an amount so credited for such Plan Year, there shall be taken into account all periods of such person’s employment with Whitman on or after January 1, 1984 which would otherwise have been taken into account for such purpose had Whitman otherwise been an Employer throughout such person’s entire such period of employment; provided, however, that there shall be taken into account for this purpose with respect to any Transferred Whitman Employee (i) who transferred from a non-exempt position to an exempt position with Whitman prior to becoming a Transferred Whitman Employee, all periods of employment beginning with the date on which such Transferred Whitman Employee first became a regular, full-time employee of Whitman; (ii) who was in a non-exempt position with Whitman prior to becoming a Transferred Whitman Employee, all periods of employment beginning on the later of (iii) January 1, 1984, or (iv) such Transferred Whitman Employee’s Plan Entry Date for purposes of the Whitman Packaging Corporation Money Purchase Plan.

F-2 SECTION 1.3 VESTING In determining the extent to which any Transferred Whitman Employee is, for the Plan Year commencing January 1, 1992 and each subsequent Plan Year, vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Whitman which are otherwise taken into account with respect to such employee pursuant to the provisions of Section 1.2 of this Appendix F. In determining the extent to which any Transferred Whitman Employee is, for any Plan Year beginning prior to January 1, 1992, vested in such aforementioned Account, such person’s prior employment with Whitman shall be taken into account only to the extent required under the provisions of Section 411 of the Code.

G-1 APPENDIX G SPECIAL PROVISIONS GOVERNING EMPLOYEES OF NORTHTEC INC. WHO DID NOT OTHERWISE BECOME ELIGIBLE EMPLOYEES PRIOR TO JANUARY 1, 1992 SECTION 1.1 SCOPE The provisions of this Appendix G shall apply with respect to each person who first became an employee of Northtec Inc. prior to January 1, 1992 at either its Trevose, Pa. or Bristol, Pa. locations; other than any such person who, prior to that date, terminated such employment and immediately thereupon transferred to, and became an employee of, an entity which was then an Employer under the Plan as then in effect (a “Northtec Employee”). The provisions of this Appendix G shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall (except with reference to the first sentence of the preceding paragraph) be to the Plan as in effect at the time such provision is applied to a Northtec Employee, as the context shall require. The provisions of this Appendix G shall not apply with respect to (a) any person described in Appendix H or (b) any person who first becomes an employee of Northtec Inc. (“Northtec”) on or after January 1, 1992. SECTION 1.2 COMMENCEMENT OF STATUS AS A PARTICIPATING EMPLOYER Northtec shall become an Employer under the Plan on January 1, 1992. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY NORTHTEC EMPLOYEES A. No Northtec Employee shall be permitted to become a Participant prior to January 1, 1992. The first date on or after January 1, 1992 on which any such person may become a Participant shall be governed by the otherwise applicable provisions of Section 2 of the 1992 Plan. B. In applying the terms of the participation eligibility provision referred to in subsection (a) of this Section 1.3 in the case of any Northtec Employee employed at the Trevose, Pa. location prior to January 1, 1992, there shall be taken into account all of such employee’s period of employment with Northtec on or after July 17, 1989, but only to the extent that any such period of employment would have been taken into account had Northtec otherwise been an Employer throughout such person’s entire such period of employment.

G-2 C. In applying the terms of the participation eligibility provision referred to in Section 1.3 in the case of any Northtec Employee employed at the Bristol, Pa. location prior to January 1, 1992, there shall be taken into account all of such employee’s period of employment with Northtec (including, for such purpose, all periods of employment on and after November 1, 1987, with Powder Masters, which formerly operated such location), but only to the extent that any such period of employment would have been taken into account had Northtec (or Powder Masters, as the case may be) otherwise been an Employer throughout such person’s entire such period of employment. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS A. In determining the amount to be credited to the Retirement Account of a Northtec Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, on behalf of any Northtec Employee employed at the Trevose, Pa. location prior to January 1, 1992, who otherwise becomes a Participant, there shall be taken into account all periods of such person’s employment with Northtec on or after July 17, 1989 which would otherwise have been taken into account for such purpose had Northtec otherwise been an Employer throughout such person’s entire such period of employment. B. In determining the amount to be credited to the Retirement Account of a Northtec Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, on behalf of any Northtec Employee employed at the Bristol, Pa. location prior to January 1, 1992, who otherwise becomes a Participant, there shall be taken into account all periods of such person’s employment with Northtec (including, for such purpose, all periods of employment on and after November 1, 1987, with Powder Masters) which would otherwise have been taken into account for such purpose had Northtec (or Powder Masters, as the case may be) otherwise been an Employer throughout such person’s entire such period of employment. C. In addition to the credits referred to in subsections (b) and (c) of this Section 1.4, each Northtec Employee who becomes a Participant on January 1, 1992 shall, as of such date, be credited with $400 for each full calendar year of employment prior to January 1, 1992, but with such calendar years being limited to the period otherwise taken into account under the foregoing provisions of this Section 1.4. SECTION 1.5 VESTING In determining the extent to which any Northtec Employee is vested in his Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Northtec which are otherwise taken into account with respect to such employee pursuant to the provisions of Section 1.4 of this Appendix G. SECTION 1.6 TRANSFER BETWEEN LOCATIONS In the case of any Northtec Employee who, prior to January 1, 1992 had been employed at both the Trevose, Pa. location and the Bristol, Pa. location, the provisions of this Appendix G shall, notwithstanding any other provision of this Appendix G to the contrary, be applied as if such person had, throughout the entire period prior to January 1, 1992, remained employed at whichever of such two locations such Northtec Employee was first employed.

H-1 APPENDIX H SPECIAL PROVISIONS GOVERNING EMPLOYEES OF NORTHTEC INC. WHO OTHERWISE BECOME ELIGIBLE EMPLOYEES PRIOR TO JANUARY 1, 1992 SECTION 1.1 SCOPE The provisions of this Appendix H shall apply with respect to each person who, prior to January 1, 1992, (a) became an employee of Northtec Inc. at either its Trevose, Pa. or Bristol, Pa. locations and (b) thereafter terminated such employment and immediately thereupon transferred to, and became an employee of an entity which was then an Employer under the Plan as then in effect (a “Transferred Northtec Employee”). The provisions of this Appendix H shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall (except with reference to the first sentence of the preceding paragraph) be to the Plan as in effect at the time such provision is applied to a Transferred Northtec Employee, as the context shall require. The provisions of this Appendix H shall not apply with respect to (a) any person subject to the provisions of Appendix G or (b) any person who first becomes an employee of Northtec Inc. (“Northtec”) on or after January 1, 1992. SECTION 1.2 CREDITS TO RETIREMENT ACCOUNTS A. In determining the amount to be credited to the Retirement Account of a Transferred Northtec Employee, who was employed at the Trevose, Pa. location prior to becoming a Transferred Northtec Employee, for the Plan Year commencing January 1, 1992 and for each subsequent Plan Year (but not for any prior Plan Year) pursuant to the provisions of Section 5 of the Plan, but only in the case of such a person who is otherwise entitled to have an amount so credited for such Plan Year, there shall be taken into account all periods of such person’s employment with Northtec on or after July 17, 1989 which would otherwise have been taken into account for such purpose had Northtec otherwise been an Employer throughout such person’s entire such period of employment. B. In determining the amount to be credited to the Retirement Account of a Transferred Northtec Employee, who was employed at the Bristol, Pa. location prior to becoming a Transferred Northtec Employee, for the Plan Year commencing January 1, 1992 and for each subsequent Plan Year (but not for any prior Plan Year) pursuant to the provisions of Section 5 of the Plan, but only in the case of such a person who is otherwise entitled to have an amount so credited for such Plan Year, there shall be taken into account all periods of such person’s employment with Northtec (including, for such purpose, all periods of employment on and after November 1, 1987, with Powder Masters) which would otherwise have been taken into account for such purpose had Northtec (or Powder Masters, as the case may be) otherwise been an Employer throughout such person’s entire such period of employment.

H-2 C. In addition to the credits referred to in subsections (b) and (c) of this Section 1.2, each Transferred Northtec Employee who was otherwise a Participant in the Plan on January 1, 1992, shall, as of such date, be credited with the greater of (a) the balance otherwise determined under the Plan as of that date, without regard to this Appendix H or (b) an amount equal to the sum of $400 multiplied by the number of such person’s full calendar years of employment prior to January 1, 1992. For this purpose, such calendar years of employment for any Transferred Northtec Employee shall be determined by taking into account all periods of employment otherwise taken into account with respect to such person under the foregoing provisions of this Section 1.2 as well as all periods otherwise recognized under the Plan without regard to this Appendix H. SECTION 1.3 VESTING In determining the extent to which any Transferred Northtec Employee is, for the Plan Year commencing January 1, 1992 and each subsequent Plan Year, vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Northtec which are otherwise taken into account with respect to such employee pursuant to the provisions of Section 1.2 of this Appendix H. In determining the extent to which any Transferred Northtec Employee is, for any Plan Year beginning prior to January 1, 1992, vested in such aforementioned Account, such person’s prior employment with Northtec shall be taken into account only to the extent required under the provisions of Section 411 of the Code. SECTION 1.4 TRANSFER BETWEEN LOCATIONS In the case of any Transferred Northtec Employee who, prior to so becoming a Transferred Northtec Employee, had been employed at both the Trevose, Pa. location and the Bristol, Pa. location, the provisions of this Appendix H shall, notwithstanding any other provisions of this Appendix H to the contrary, be applied as if such person had, throughout the entire period prior to becoming a Transferred Northtec Employee, remained employed at whichever of such two locations such person was first employed.

I-1 APPENDIX I ADDITIONAL RETIREMENT BENEFITS SECTION 1.1 ELIGIBILITY FOR ADDITIONAL BENEFITS The following Participants shall receive the additional benefits provided pursuant to this Appendix I: SECTION 1.2 ADDITIONAL BENEFITS Each Participant described in the foregoing Section 1.1 of this Appendix I shall be entitled to the following: A. The Additional Benefits shall be equal to the benefit determined, under Section 5.5 of the Plan, by increasing the Participant’s age by five (5) years and Years of Credited Service by five (5) years. The Additional Benefits shall be added to the regular pension benefit determined under Section 5.5 of the Plan. B. The reduction contained in Section 5.5 of the Plan, which applies to the early commencement of a Participant’s benefits, shall be applied after increasing the Participant’s age by five (5) years as provided under paragraph A above. C. The Additional Benefits provided under this Appendix I shall be payable in the form otherwise applicable to the Participant in accordance with the generally applicable provisions of the Plan. [XXXX] [XXXX] [XXXX] [XXXX] [XXXX] [XXXX] [XXXX]

J-1 APPENDIX J ADDITIONAL EARLY RETIREMENT BENEFITS - II SECTION 1.1 ELIGIBILITY FOR ADDITIONAL BENEFITS (1) Any Participant who is (i) employed by the Employer, (ii) on an Approved Absence (paid or unpaid) from the Employer, (iii) on sick leave or long-term disability under the Employer’s Long-Term Disability Plan with disability payments continuing on and after January 1, 1997 or (iv) receiving severance payments from the Employer that are being paid on or after January 1, 1997 (such persons being hereinafter referred to as a “Covered Employee”), may elect to retire on the first day of any month commencing on January 1, 1997 and ending on July 1, 1998 as designated by the Employer and Covered Employee in the “General Release” (such designated date of retirement hereinafter referred to in this Appendix J as the “Retirement Date”). Such Covered Employee shall be eligible to receive the benefit described in Paragraph 1.2 of this Appendix J, provided that (i) on or before December 31, 1996, such Covered Employee shall have attained at least age 50 and completed at least ten (10) Years of Service or Years of Credited Service under the Plan, (ii) on or before December 31, 1996, any such Covered Employee who was employed by Whitman Packaging Corporation has completed at least four Years of Eligibility Service under the Plan, (iii) the document entitled “Special Retirement Opportunity” is signed, witnessed and dated no earlier than November 8, 1996 in strict accordance with the instructions contained therein, and (iv) such Covered Employee shall have made an election to retire on such other forms as the Employer may require during the period commencing at least 45 days after such Covered Employee receives the “General Release” from the Employer but ending no later than June 4, 1998. Participants who previously retired on or after January 1, 1996 and before January 1, 1997 and who were employed in the United States by the Employer shall also be eligible for the benefits described in Paragraph 1.2 of this Appendix J, provided the preceding requirements in clauses (i)-(iv) hereof are satisfied (such persons are hereinafter referred to as “Retired Covered Employees”). (2) Notwithstanding the provisions of paragraph 1 above, any individual who is classified by an Employer as a Corporate Department Head or President of a division shall not be eligible for the benefit described in Paragraph 1.2 of this Appendix J. SECTION 1.2 ADDITIONAL BENEFITS (1) Each Covered Employee who elects to retire on the Retirement Date shall be entitled to his Accrued Benefit which will be calculated as if such Covered Employee was five (5) years older than his actual age as of December 31, 1996, and by increasing his Years of Service and Years of Credited Service as of December 31, 1996 (the difference between the Covered Employee’s benefit determined under this Appendix J and his benefit determined without regard to the enhancement provided under this Appendix J shall hereinafter be referred to as the “Additional Benefit”).

J-2 (2) The reduction contained in Section 5.5 of the Plan, which applies to the early commencement of a Covered Employee’s Accrued Benefit determined under the terms of the Prior Plan, shall be applied after increasing the Covered Employee’s age by five (5) years as provided under Paragraph 1.2(1) above. (3) If the Covered Employee elects to retire pursuant to the provisions of this Appendix J, such Covered Employee may elect at any time prior to the date of commencement of his benefit to receive his benefit, calculated in accordance with the provisions of the Plan and this Appendix J, in the forms of payment applicable to the Covered Employee in accordance with the provisions of Section 9 of the Plan. (4) All Retired Covered Employees who (i) retired on or after January 1, 1996 and prior to January 1, 1997 and (ii) are receiving retirement benefits under the Plan prior to January 1, 1997 shall have the amount of their retirement benefits recomputed under this Appendix J (taking into the account the provisions of paragraphs (1) and (2) hereof) from the date of their previous retirement and paid in accordance with the form of benefit previously elected under Section 9 of the Plan. No changes to the form of benefit previously elected shall be permitted. In no event shall Additional Benefits be paid to Participants who retired before January 1, 1996. (5) If a Covered Employee or Retired Covered Employee elects to receive the Additional Benefits provided under this Appendix J to the Plan, such Covered Employee’s or Retired Covered Employee’s retirement benefits shall be payable with respect to or commencing on the first month following the month in which the Retirement Date occurs. SECTION 1.3 DEFINED TERMS Except to the extent set forth above, the provisions of this Appendix J are subject to the terms and conditions of the Plan and defined terms used in this Appendix J shall have the same meaning as used in the Plan.

K-1 APPENDIX K SPECIAL PROVISIONS GOVERNING EMPLOYEES OF BOBBI BROWN PROFESSIONAL COSMETICS, INC. WHO DID NOT OTHERWISE BECOME ELIGIBLE EMPLOYEES SECTION 1.1 SCOPE The provisions of this Appendix K shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall (except with reference to the first sentence of the preceding paragraph) be to the Plan as in effect at the time such provision is applied to a Bobbi Brown Employee (as defined below), as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS A PARTICIPATING EMPLOYER Bobbi Brown Professional Cosmetics, Inc. (“Bobbi Brown”) shall become an Employer under the Plan on January 1, 1996. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY BOBBI BROWN EMPLOYEES No Bobbi Brown employee shall be permitted to become a Participant prior to January 1, 1996. Each person who (i) is employed by Bobbi Brown on January 1, 1996 and (ii) is otherwise an Employee on that date shall become a Participant on January 1, 1996. (Each person who so becomes a Participant on that date is hereafter referred to as a “Bobbi Brown Employee”.) SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Bobbi Brown Employee who becomes a Participant, pursuant to the provisions of Section 5 of the Plan, such person’s Years of Service, for such purpose, shall be determined based upon the date that such person would otherwise have, without regard to this Appendix K, first become a Participant had Bobbi Brown been an Employer throughout such person’s entire period of employment with Bobbi Brown. SECTION 1.5 VESTING In determining the extent to which any Bobbi Brown Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, such person’s Years of Service, for such purpose, shall be determined by taking into account all periods of such person’s employment with Bobbi Brown which would otherwise have been taken into account for such

K-2 purpose had Bobbi Brown otherwise been an Employer throughout such person’s entire period of employment with Bobbi Brown.

L-1 APPENDIX L SPECIAL PROVISIONS GOVERNING ESTEE LAUDER EMPLOYEES WHO WERE PREVIOUSLY EMPLOYED BY THE DONNA KARAN COMPANY WHO DID NOT OTHERWISE BECOME ELIGIBLE EMPLOYEES SECTION 1.1 SCOPE The provisions of this Appendix L shall apply with respect to each person who was an employee of The Donna Karan Company (“DK”) immediately prior to November 10, 1997 and becomes an Employee prior to December 31, 1998 (a “DK Employee”). The provisions of this Appendix L shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a DK Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF PLAN PARTICIPATION BY DK EMPLOYEES No DK Employee shall be permitted to become a Participant prior to November 10, 1997. The first date on or after November 10, 1997 on which any such person may become a Participant shall be governed by the otherwise applicable provisions of Section 3 of the Plan. In applying the terms of such participation eligibility provision, there shall be taken into account all of such DK Employee’s period of employment with DK, but only to the extent that any such period of employment would have been taken into account had DK otherwise been an Employer throughout such person’s entire period of employment with DK. SECTION 1.3 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a DK Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with DK which would otherwise have been taken into account for such purpose had DK otherwise been an Employer throughout such person’s entire such period of employment. SECTION 1.4 VESTING In determining the extent to which any DK Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with DK which are otherwise taken into account with respect to such employee pursuant to the provisions of Section 1.4 of this Appendix L.

M-1 APPENDIX M SPECIAL PROVISIONS GOVERNING CERTAIN TRANSFERRED EMPLOYEES SECTION 1.1 SCOPE The provisions of this Appendix M shall apply with respect to each person (i) who was an employee of one of the companies listed below on or after the date specified below for such company, and (ii) whose employment is subsequently transferred from such company to an Employer (each a “Transferred Employee”): Company Date Make-Up Art Cosmetics Inc. Make-UP Art Cosmetics (U.S.) Inc., FFJD, Inc. December 28, 1994 Sassaby Cosmetics, Inc. October 31, 1997 Aveda Corporation Aveda Services Inc. December 1,1997 The provisions of the Appendix M shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Transferred Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF PLAN PARTICIPATION BY TRANSFERRED EMPLOYEES The first date on which any Transferred Employee may become a Participant shall be governed by the otherwise applicable provisions of Section 3 of the Plan. In applying the terms of such participation eligibility provision, there shall be taken into account all of such Transferred Employee’s period of employment with his prior employer listed in Section 1.1 of this Appendix M (including any corporate predecessor thereof), but only to the extent that any such period of employment would have been taken into account had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

M-2 SECTION 1.3 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Transferred Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with his prior employer listed in Section 1.1 of this Appendix M (including any corporate predecessor thereof) which would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire such period of employment. SECTION 1.4 VESTING In determining the extent to which any Transferred Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with his prior employer listed in Section 1.1 of this Appendix M (including any corporate predecessor thereof) which would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

N-1 APPENDIX N PROVISIONS GOVERNING CERTAIN EMPLOYEES OF MAKE-UP ART COSMETICS INC. AND ITS AFFILIATES AND PREDECESSORS SECTION 1.1 SCOPE The provisions of this Appendix N to the Estee Lauder Inc. Retirement Growth Account Plan shall apply with respect to each person employed by Make-Up Art Cosmetics Inc., Make- Up Art Cosmetics (U.S.), Inc., FFJD, Inc., or their respective predecessors (collectively, the “MAC Companies”) on December 31, 1999 (“MAC Employee”). The provisions of this Appendix N shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a MAC Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER Make-Up Art Cosmetics Inc., Make-Up Art Cosmetics (U.S.), Inc., and FFJD, Inc. shall become Participating Employers under the Plan on January 1, 2000. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY MAC EMPLOYEES No MAC Employee shall be permitted to become a Participant prior to January 1, 2000. Each MAC Employee who is regularly scheduled to work twenty hours or more per week as of December 31, 1999, may become a Participant in the Plan on January 1, 2000, notwithstanding any otherwise applicable provisions of Section 3 of the Plan. Each other MAC Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2000, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with the MAC Companies, prior to December 31, 1999, that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by the MAC Companies on or after January 1, 2000, may become a Participant of the Plan on the first applicable entry date on or after January 1, 2000, in accordance with the provisions of Section 3 of the Plan.

N-2 SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a MAC Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with the MAC Companies that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. SECTION 1.5 VESTING In determining the extent to which any MAC Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with the MAC Companies that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

O-1 APPENDIX O ADDITIONAL EARLY RETIREMENT BENEFIT - III SECTION 1.1 ELIGIBILITY FOR ADDITIONAL BENEFITS (1) Any Participant who is a non-exempt Employee in Manufacturing, Engineering, Distribution and Quality Assurance at the Melville Complex or the Oakland, New Jersey facility and is either (i) actively employed by the Employer, or (ii) on an Approved Absence (paid or unpaid) from the Employer, (each such person being hereinafter referred to as a “Covered Employee”), may elect to retire on May 1, 2000, as designated by the Employer and Covered Employee in the “General Release” (such designated date of retirement hereinafter referred to in this Appendix O as the “Retirement Date”). Such Covered Employee shall be eligible to receive the benefit described in Section 1.2 of this Appendix O, provided that (i) on or before April 30, 2000, such Covered Employee shall have attained at least age 55 and completed at least ten (10) Years of Service or Years of Credited Service under the Plan, (ii) the document entitled “Special Retirement Opportunity” is signed, witnessed and dated no earlier than March 10, 2000, in strict accordance with the instructions contained therein and (iii) such Covered Employee shall have made an election to retire on such other forms as the Employer may require during the period commencing at least 45 days after such Covered Employee receives the “General Release” from the Employer but ending no later than April 24, 2000. Individuals who would have been Covered Employees but for the fact that they previously retired on or after January 1, 2000, and before May 1, 2000, shall also be eligible for the benefits described in Section 1.2 of this Appendix O, provided the requirements in clauses (i) and (ii) of this paragraph are satisfied (such persons are hereinafter referred to as “Retired Covered Employees”). SECTION 1.2 ADDITIONAL BENEFITS (1) Each Covered Employee who elects to retire on the Retirement Date shall be entitled to his Accrued Benefit which will be calculated as if such Covered Employee was five (5) years older than his actual age as of April 30, 2000, and by increasing by five (5) years his Years of Service and Years of Credited Service as of April 30, 2000, (the difference between the Covered Employee’s benefit determined under this Appendix O and his benefit determined without regard to the enhancement provided under this Appendix O shall hereinafter be referred to as the “Additional Benefit”). (2) The reduction contained in Section 5.5 of the Plan, which applies to the early commencement of a Covered Employee’s Accrued Benefit determined under the terms of the Prior Plan, shall be applied after increasing the Covered Employee’s age by five (5) years as provided under Section 1.2(1) above. (3) If the Covered Employee elects to retire pursuant to the provisions of this Appendix O, such Covered Employee may elect at any time prior to the date of commencement of his Additional Benefit to receive such benefit, calculated in accordance with the provisions of the Plan and this Appendix O, in any of the forms of payment applicable to the Covered Employee in

O-2 accordance with the provisions of Section 9 of the Plan. Notwithstanding the foregoing, in the case of a Covered Employee whose Additional Benefit is computed by reference to Section 5.6 of the Plan, such Covered Employee may elect to receive such Additional Benefit in the form of a lump sum distribution or any other form of payment allowed under Section 9 of the Plan. (4) If a Covered Employee elects to retire and receive the Additional Benefit provided under this Appendix O to the Plan, such Covered Employee’s retirement benefits shall be payable commencing on the first day of the first month coincident with or next following the date on which the Covered Employee retires. (5) All Retired Covered Employees shall have the amount of their retirement benefits computed under this Appendix O (taking into account the provisions of paragraphs (1) and (2) of this Section 1.2) as of May 1, 2000, and such amount shall be paid in accordance with the form of benefit previously elected under Section 9 of the Plan. No changes to the form of benefit previously elected shall be permitted except to the extent necessary to permit a Retired Covered Employee whose Additional Benefit is calculated by reference to Section 5.6 of the Plan to elect a lump sum distribution under paragraph (3) of this Section 1.2. In no event shall Additional Benefits be paid to Participants who retired prior to January 1, 2000. SECTION 1.3 DEFINED TERMS Except to the extent set forth above, the provisions of this Appendix O are subject to the terms and conditions of the Plan and capitalized terms not otherwise defined in this Appendix O shall have the same meaning as used in the Plan.

P-1 APPENDIX P PROVISIONS GOVERNING CERTAIN EMPLOYEES OF STILA COSMETICS, INC. AND ITS AFFILIATES AND PREDECESSORS SECTION 1.1 SCOPE The provisions of this Appendix P to the Estee Lauder Inc. Retirement Growth Account Plan shall apply with respect to each person employed by Stila Cosmetics, Inc. or its predecessor on December 31, 2000 (“Stila Employee”). The provisions of this Appendix P shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Stila Employee, as the context shall require. For purposes of Section 1.6 hereof, the term “Stila Employee” shall also include any other individual who became actively employed by Stila Cosmetics, Inc. on or after January 1, 2001, became a Participant in the Plan in accordance with the provisions of Section 3 of this Plan, and continued to be a Participant as of April 10, 2006. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER Stila Cosmetics, Inc., shall become a Participating Employer under the Plan on January 1, 2001. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY STILA EMPLOYEES No Stila Employee shall be permitted to become a Participant prior to January 1, 2001. Each Stila Employee who is regularly scheduled to work twenty hours or more per week as of December 31, 2000, may become a Participant in the Plan on January 1, 2001, notwithstanding any otherwise applicable provisions of Section 3 of the Plan. Each other Stila Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2001, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with the Stila, prior to December 31, 2000, that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by Stila Cosmetics, Inc. on or after January 1, 2001, may become a Participant of the Plan on the first applicable entry date on or after January 1, 2001, in accordance with the provisions of Section 3 of the Plan.

P-2 SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Stila Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with Stila that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. SECTION 1.5 VESTING In determining the extent to which any Stila Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Stila that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. SECTION 1.6 SALE OF STILA ASSETS AND OPERATIONS On April 10, 2006, the Employer sold certain assets and operations of Stila Cosmetics, Inc. to Stila Corp., an unrelated purchaser. In connection with such sale, each Stila Employee who was actively employed by Stila Cosmetics, Inc. as of April 10, 2006 shall be fully vested in his or her Accrued Benefit under the Plan.

Q-1 APPENDIX Q PROVISIONS GOVERNING CERTAIN EMPLOYEES OF AVEDA CORPORATION AND ITS AFFILIATES AND PREDECESSORS SECTION 1.1 SCOPE The provisions of this Appendix Q to the Estee Lauder Inc. Retirement Growth Account Plan shall apply with respect to each person employed by Aveda Corporation, Aveda Services Inc., Aveda Environmental Lifestyle Stores Inc. and Aveda Institute Inc. or their respective predecessors (collectively, the “Aveda Companies”) on December 31, 2001 (“Aveda Employee”). The provisions of this Appendix Q shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to an Aveda Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER Aveda Corporation, Aveda Services Inc., Aveda Environmental Lifestyle Stores Inc. and Aveda Institute Inc., shall become Participating Employers under the Plan on January 1, 2002. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY AVEDA EMPLOYEES No Aveda Employee shall be permitted to become a Participant prior to January 1, 2002. Each Aveda Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2002, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with the Aveda Companies, prior to December 31, 2001, that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by the Aveda Companies on or after January 1, 2002, may become a Participant of the Plan on the first applicable entry date on or after January 1, 2002, in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of an Aveda Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there

Q-2 shall be taken into account all periods of such person’s employment with the Aveda Companies that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. SECTION 1.5 VESTING In determining the extent to which any Aveda Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with the Aveda Companies that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

R-1 APPENDIX R PROVISIONS GOVERNING CERTAIN EMPLOYEES OF SASSABY COSMETICS INC. AND ITS AFFILIATES AND PREDECESSORS SECTION 1.1 SCOPE The provisions of this Appendix R shall apply with respect to each person employed by Sassaby Cosmetics Inc. or its predecessors (“Sassaby”) on June 30, 2002 (“Sassaby Employee”). The provisions of this Appendix R shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Sassaby Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER Sassaby Cosmetics Inc., shall become a Participating Employer under the Plan on July 1, 2002. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY SASSABY EMPLOYEES No Sassaby Employee shall be permitted to become a Participant prior to July 1, 2002. Each Sassaby Employee may become a Participant in the Plan on the first applicable entry date on or after July 1, 2002, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with Sassaby, prior to December 31, 2001, that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by Sassaby on or after July 1, 2002, may become a Participant of the Plan on the first applicable entry date on or after July 1, 2002, in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Sassaby Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with Sassaby that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

R-2 SECTION 1.5 VESTING In determining the extent to which any Sassaby Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Sassaby that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

S-1 APPENDIX S SPECIAL PROVISIONS GOVERNING TRANSFERRED EMPLOYEES OF RODAN & FIELDS LLC SECTION 1.1 SCOPE The provisions of this Appendix S shall apply with respect to each person (i) who was an employee of Rodan & Fields LLC on or after July 17, 2003, and (ii) whose employment is subsequently transferred from such company to an Employer (each a “Transferred Employee”). The provisions of the Appendix S shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Transferred Employee, as the context shall require. For purposes of Section 1.5 hereof, the term “Transferred Employee” shall also include any other individual who became actively and primarily employed in connection with the Rodan & Fields business on or after July 17, 2003, became a Participant in the Plan in accordance with the provisions of Section 3 of this Plan, and continued to be a Participant as of August 8, 2007. SECTION 1.2 COMMENCEMENT OF PLAN PARTICIPATION BY TRANSFERRED EMPLOYEES The first date on which any Transferred Employee may become a Participant shall be governed by the otherwise applicable provisions of Section 3 of the Plan. In applying the terms of such participation eligibility provision, there shall be taken into account all of such Transferred Employee’s period of employment with Rodan & Fields LLC, the prior employer (including any corporate predecessor thereof), but only to the extent that any such period of employment would have been taken into account had such prior employer otherwise been an Employer throughout such person’s entire period of employment. SECTION 1.3 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Transferred Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with his prior employer, Rodan & Fields LLC (including any corporate predecessor thereof) which would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire such period of employment.

S-2 SECTION 1.4 VESTING In determining the extent to which any Transferred Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with his prior employer, Rodan & Fields LLC (including any corporate predecessor thereof) which would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. SECTION 1.5 SALE OF RODAN & FIELDS The Retirement Accounts of Transferred Employees who were actively performing services primarily for Rodan & Fields as of August 8, 2007, and who remained employed by the purchaser of the Rodan & Fields business through December 31, 2007, shall be fully vested as of December 31, 2007.

T-1 APPENDIX T PROVISIONS GOVERNING CERTAIN EMPLOYEES OF DARPHIN LLC AND ITS AFFILIATES AND PREDECESSORS SECTION 1.1 SCOPE The provisions of this Appendix T shall apply with respect to each person employed by Darphin LLC or its predecessors (“Darphin”) on December 31, 2004 (“Darphin Employee”). The provisions of this Appendix T shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Darphin Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER Darphin LLC shall become a Participating Employer under the Plan on January 1, 2005. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY DARPHIN EMPLOYEES No Darphin Employee shall be permitted to become a Participant prior to January 1, 2005. Each Darphin Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2005, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with Darphin, prior to January 1, 2005, that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by Darphin on or after January 1, 2005, may become a Participant of the Plan on the first applicable entry date on or after January 1, 2005, in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Darphin Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with Darphin or any affiliate of Darphin (e.g., Laboratories Darphin SAS in France) that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

T-2 SECTION 1.5 VESTING In determining the extent to which any Darphin Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Darphin that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

U-1 APPENDIX U PROVISIONS GOVERNING CERTAIN EMPLOYEES OF APPLIED GENETICS INC. DERMATICS AND ITS AFFILIATES AND PREDECESSORS SECTION 1.1 SCOPE The provisions of this Appendix U shall apply with respect to each person employed by Applied Genetics Inc. Dermatics or its predecessors (“AGI”) on September 17, 2008 and whose employment is subsequently transferred from AGI to an Employer on or before April 1, 2009 (each an “AGI Employee”). The provisions of this Appendix U shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to an AGI Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF PLAN PARTICIPATION BY AGI EMPLOYEES No AGI Employee shall be permitted to become a Participant prior to the first date after September 17, 2008 that such AGI Employee became an Employee of an Employer. The first date on which any AGI Employee may become a Participant shall be governed by the otherwise applicable provisions of Section 3 of the Plan. In applying the terms of such participation eligibility provision, there shall be taken into account all of such AGI Employee’s period of employment with AGI, the prior employer (including any corporate predecessor thereof), but only to the extent that any such period of employment would have been taken into account had such prior employer otherwise been an Employer throughout such person’s entire period of employment. SECTION 1.3 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of an AGI Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall not be taken into account any periods of such person’s employment with AGI or any corporate predecessor thereof. SECTION 1.4 VESTING In determining the extent to which any AGI Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with AGI which would otherwise have been taken into

U-2 account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

V-1 APPENDIX V RETIREE MEDICAL ACCOUNT SECTION 1.1 ESTABLISHMENT OF SEPARATE ACCOUNT Effective as of June 28, 2010, the Trustee shall establish a separate account under the Trust Fund (the “Retiree Medical Account”) which shall be used to account for the payment of Retiree Medical Benefits in accordance with this Appendix V, and to account for all Employer contributions made to the Trust Fund to fund such benefits. The Trustee may, for investment purposes, commingle the assets allocated to the Retiree Medical Account with the other assets of the Trust Fund, provided that the Trustee allocates in a reasonable manner the investment income of the Trust Fund among the Retiree Medical Account and the other accounts under the Trust Fund. The Retiree Medical Account is intended to satisfy the requirements of Section 401(h) of the Code. SECTION 1.2 DEFINITIONS For purposes of this Appendix V: “Medical Plan” means either The Estee Lauder Companies Medical Plan or The Estee Lauder Companies Retiree Medical Plan, whichever is applicable to the Participant. “Medical Retiree” means a Participant who (i) on and after his or her Retirement Date is eligible to receive both payment of a retirement benefit under this Plan and coverage under the Medical Plan for himself or herself, his or her spouse and/or dependents; and (ii) is not, and has not been for any Plan Year beginning on or after January 1, 2010, a “key employee” within the meaning of Section 416(i) of the Code. “Retiree Medical Account” means the separate account established under the Trust Fund pursuant to this Appendix V. “Retiree Medical Benefits” means the sickness, accident, hospitalization and medical benefits payable to or on behalf of a Medical Retiree, his or her spouse and/or dependents on and after his Retirement Date pursuant to the Medical Plan. “Retirement Date” means the date of the Participant’s retirement in accordance with Section 4 of the Plan. All other capitalized terms not defined herein shall have the meanings assigned to such terms in Section 2 of the Plan.

V-2 SECTION 1.3 PAYMENT OF RETIREE MEDICAL BENEFITS Beginning as of January 1, 2017 and continuing until all of the assets allocated to the Retiree Medical Account have been paid (the “Payment Period”), the Trustee, as directed periodically by the Committee or its delegate, shall pay all Retiree Medical Benefits for all Medical Retirees and their spouses and/or dependents from assets allocated to the Retiree Medical Account. Such benefits shall be paid in a nondiscriminatory manner with respect to all Medical Retirees. The amount of Retiree Medical Benefits payable pursuant to this Appendix V shall be determined by the Committee or its delegate from time to time in a uniform nondiscriminatory manner but shall not exceed the benefits payable to Medical Retirees, their spouses and/or dependents pursuant to the Medical Plan. The Committee or its delegate may direct that assets allocated to the Retiree Medical Account be used to reimburse the Employer for Retiree Medical Benefits paid by the Employer during the Payment Period, provided that the Employer’s payment of such benefits and such reimbursement meet the requirements of U.S. Department of Labor Prohibited Transaction Exemption 80-26, as such exemption may be amended from time to time. The Committee may adopt such procedures as it deems necessary to effectuate compliance with such exemption. All claims for medical benefits by a Medical Retiree, his or her spouse and/or dependents shall be submitted and determined solely in accordance with the terms of the Medical Plan. Nothing in this Appendix V shall be construed to limit the authority of the plan administrator of the Medical Plan to determine the validity of claims under, and to otherwise administer, the Medical Plan. SECTION 1.4 EMPLOYER CONTRIBUTIONS The Employer shall designate, at the time it makes contributions to the Trust Fund, the amount of such contributions (if any) that are to be allocated to the Retiree Medical Account. The aggregate amount of Employer contributions allocated to the Retiree Medical Account after June 28, 2010 shall not exceed 25% of the aggregate Employer contributions made to the Trust Fund after such date (excluding Employer contributions made to fund past service credits). All Employer contributions allocated to the Retiree Medical Account shall be conditioned on their deductibility, and if such contributions are determined to be nondeductible they shall be returned to the Employer. SECTION 1.5 IMPOSSIBILITY OF DIVERSION No assets allocated to the Retiree Medical Account (including investment income allocated to such Account) shall be used for, or diverted to, any purpose other than the payment of Retiree Medical Benefits prior to the satisfaction of all liabilities payable pursuant to this Appendix V.

V-3 SECTION 1.6 FORFEITURES If any rights of a Medical Retiree, his or her spouse and/or dependents to have Retiree Medical Benefits paid from the Trust Fund shall be forfeited, all amounts forfeited shall be applied as soon as possible to reduce the Employer contributions that otherwise would be allocated to the Retiree Medical Account. SECTION 1.7 AMENDMENT AND TERMINATION The Employer reserves the right to amend the Medical Plan as it relates to Retiree Medical Benefits and no provision hereof shall preclude the Employer from making such amendment. If the Medical Plan is amended to change or eliminate the benefits payable to Medical Retirees, their spouses and/or dependents, including amendments reducing or eliminating such benefits as a result of legislation that requires governmental provision of post- retirement health care benefits or that requires an alternative procedure that largely provides for the provision of such benefits, the liabilities for Retiree Medical Benefits payable under this Appendix V shall be appropriately adjusted. Upon satisfaction of all liabilities for Retiree Medical Benefits, all amounts remaining in the Trust Fund that are allocated to the Retiree Medical Account shall be returned to the Employer.

W-1 APPENDIX W PROVISIONS GOVERNING CERTAIN EMPLOYEES OF BUMBLE AND BUMBLE, LLC, BUMBLE AND BUMBLE PRODUCTS, LLC AND THEIR PREDECESSORS SECTION 1.1 SCOPE The provisions of this Appendix W to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person employed by Bumble and Bumble, LLC or Bumble and Bumble Products, LLC (collectively, the “Bumble Companies”) on December 31, 2011 (“Bumble Employee”). The provisions of this Appendix W shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Bumble Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER Bumble and Bumble, LLC and Bumble and Bumble Products, LLC shall become Participating Employers under the Plan on January 1, 2012. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY BUMBLE EMPLOYEES No Bumble Employee shall be permitted to become a Participant prior to January 1, 2012. Each Bumble Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2012, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with the Bumble Companies prior to December 31, 2011, that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by the Bumble Companies on or after January 1, 2012, may become a Participant of the Plan on the first applicable entry date on or after January 1, 2012, in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Bumble Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with the Bumble Companies

W-2 that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment. SECTION 1.5 VESTING In determining the extent to which any Bumble Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with the Bumble Companies that would otherwise have been taken into account for such purpose had such prior employer otherwise been an Employer throughout such person’s entire period of employment.

X-1 APPENDIX X PROVISIONS GOVERNING CERTAIN EMPLOYEES OF DJF ENTERPRISES, INC. AND ITS PREDECESSORS SECTION 1.1 SCOPE The provisions of this Appendix X to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person actively employed by DJF Enterprises, Inc., doing business as Smashbox Cosmetics, on December 31, 2012 (“Smashbox Employee”). The provisions of this Appendix X shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Smashbox Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER DJF Enterprises, Inc., doing business as Smashbox Cosmetics (“Smashbox”), shall become a Participating Employer under the Plan on January 1, 2013. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY SMASHBOX EMPLOYEES No Smashbox Employee shall be permitted to become a Participant prior to January 1, 2013. Each Smashbox Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2013, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with Smashbox prior to December 31, 2012, that would otherwise have been taken into account for such purpose had Smashbox otherwise been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by Smashbox on or after January 1, 2013, may become a Participant of the Plan on the first applicable entry date on or after January 1, 2013, in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Smashbox Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with Smashbox that would otherwise have been taken into account for such purpose had Smashbox otherwise been an Employer throughout such person’s entire period of employment.

X-2 SECTION 1.5 VESTING In determining the extent to which any Smashbox Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Smashbox that would otherwise have been taken into account for such purpose had Smashbox otherwise been an Employer throughout such person’s entire period of employment.

Y-1 APPENDIX Y SPECIAL SUPPLEMENT RELATING TO CERTAIN PARTICIPANTS EMPLOYED IN PUERTO RICO The provisions of this Special Supplement to The Estee Lauder Companies Retirement Growth Account Plan (the “Plan”), relating only to certain participants, as set forth herein, are generally effective as of January 1, 2011, except as may otherwise be provided herein. SECTION 1.1 NAME AND CONSTRUCTION (1) Purpose. The purpose of this Puerto Rico Supplement is to comply with the qualification requirements of Section 1081.01(a) of the Puerto Rico Internal Revenue Code of 2011, as amended ("PR Code"). In the event of an amendment to the PR Code or enactment of a successor statute which replaces or renumbers a section of the PR Code referenced in this supplement, all such references shall automatically be renumbered or replaced, as applicable. The provisions of this supplement shall only apply to Puerto Rico Participants as defined below. (2) General Provisions. Except as provided herein, the provisions of the Plan shall apply to this Puerto Rico Supplement. Wherever a term used in the Plan is specially defined in this Puerto Rico Supplement, such definition shall apply for purposes of applying the provisions of the Plan in the context of this Puerto Rico Supplement. In addition, where the terms and provisions of the Plan and this Puerto Rico Supplement conflict, the terms and provisions of this Puerto Rico Supplement shall govern. SECTION 1.2 DEFINITIONS (1) Compensation means, for a particular Plan Year, the straight time basic salary or wages paid to an Employee by the Employer on and after the Entry Date on which the Employee first becomes eligible to participate in the Plan pursuant to Section 3, inclusive of salary reduction contributions made by an Employer on behalf of the Employee under a “cash or deferred arrangement” described in Section 401(k) of the Code or Section 1081.01 of the PR Code and pre-tax contributions made by the Employee under a "cafeteria plan" described in Section 125 of the Code or Section 1031.6 of the PR Code or (effective January 1, 2001) under an arrangement described in Section 132(f)(4) of the Code, in each case maintained by the Employer, and including bonuses, shift differential, back-up pay, overtime pay, paid time off, training and travel time pay, but excluding (i) commissions, (ii) payments in lieu of unused vacation time, sick time, holidays, seniority days or other unused paid time off, (iii) referral fees, (iv) gratuities, (v) relocation payments, (vi) special allowance payments, (vii) sign-on payments, (viii) on-call compensation, (ix) any other amounts which are not currently included in the Employee’s income for Federal income tax purposes, and (x) amounts paid under Estee Lauder’s Short-Term Disability Plan or Long-Term Disability Plan. In

Y-2 addition to other applicable limitations that may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, Compensation taken into account under the Plan for the purpose of calculating a Plan Participant’s Accrued Benefit shall not exceed the dollar limitation under Section 401(a)(17) of the Code, subject to any adjustment to reflect increases in the cost of living determined by the Secretary of the Treasury pursuant to Section 401(a)(17) of the Code. Notwithstanding the foregoing, for Participants who terminate employment on or after December 1, 2002, the annual amounts credited to their Retirement Account pursuant to Section 5 for Plan Years prior to 2002 shall be retroactively adjusted as though the $200,000 dollar limitation in effect under Section 401(a)(17) of the Code for 2002 had been in effect for such prior Plan Years (subject to the Plan’s compliance with Sections 401(a)(4) and 415 of the Code and the Treasury Regulations thereunder). Effective as of January 1, 2009, Compensation shall also include any “differential pay.” For this purpose, “differential pay” shall mean any payment which (i) is made by an Employer to an individual with respect to any period during which he or she is performing service in the uniformed services (as defined in Chapter 43, Title 38, United States Code) while on active duty for a period of more than 30 days, and (ii) represents all or a portion of the amount the individual would have received from the Employer if he or she were performing services for such Employer. Notwithstanding the exclusion of commissions from “Compensation”, commissions paid on or after April 1, 2010 to Employees of Aveda Corporation, Aveda Experience Centers Inc., Aveda Institute Inc. or Aveda Services Inc. shall be counted as “Compensation” for all purposes under the Plan. (2) Group means Estee Lauder and any other unit or organization that is related to Estee Lauder as member of a “controlled group of corporations”, within the meaning of Sections 1010.04 of the PR Code, is a member of a group of related entities which includes Estee Lauder and any participating Employer within the meaning of Section 1010.05 of the PR Code or is a member of an “affiliated service group” which includes Estee Lauder and any participating Employer within the meaning of Section 1081.01(a)(14) of the PR Code. For purposes of determining whether or not a person is an Employee and the period of employment of such person, each such unit or organization shall be included in the Group only for such period or periods during which it is a “member” of the Group. (3) Highly Compensated Participant means any PR Employee who at any time during the Plan Year is eligible to be a PR Participant in this Plan, or a participant in any other plan maintained by any member of the Group if all or a portion of the contributions to or benefits under such plan are aggregated with this Plan for purposes of Section 1081.01 of the PR Code, and if either: (a) was an officer of the sponsoring Employer; (b) owns more than five-percent (5%) of shares with voting rights or owns more than five percent (5%) of the total value of all classes of the corporation that is the sponsoring employer;

Y-3 (c) owns more than five-percent (5%) of the capital or interest in the profits of the Employer, in the case on an entity other than a corporation; and, (d) during the preceding year, received Compensation from the Employer in excess of the applicable limit for the particular taxable year under Section 414(q)(1)(B) of the Code, as adjusted by the Internal Revenue Service. (e) To determine if an employee owns more than five-percent (5%) of shares, capital stock or profits, there shall be taken into consideration the rules for the controlled group of the employer, the group of related entities and affiliated service group as defined under the PR Code. who is a PR Participant that is not a Highly Compensated Participant. (4) Non-highly Compensated Participant means any PR Employee who at any time during the Plan Year is eligible to be a PR Participant in this Plan, or a participant in any other plan maintained by any member of the Group if all or a portion of the contributions to or benefits under such plan are aggregated with this Plan for purposes of Section 1081.01 of the PR Code, and who is a PR Participant that is not a Highly Compensated Participant. (5) Puerto Rico Internal Revenue Code or PR Code means the Puerto Rico Internal Revenue Code of 2011, as amended. (6) Puerto Rico Employee. The words "Puerto Rico Employee" or "PR Employee" shall mean an Employee: (a) whose compensation is subject to Puerto Rico income taxes, and, (b) for the time in which the services are or were provided, is or was a bona fide resident of Puerto Rico. (7) Puerto Rico Participant. The words “Puerto Rico Participant” or “PR Participant” shall mean any PR Employee of a Participating Employer who has met the eligibility and participation requirements provided in the Plan at a time when he/she is a Puerto Rico Employee, or any other individual who is a former PR Employee in the Plan whose services are or were primarily provided in Puerto Rico and has an accrued benefit under the Plan. SECTION 1.3 CONTRIBUTIONS (1) Except as provided in paragraphs (a) and (b) below, and except as provided in Section 16 of the Plan, Employer contributions made under the Plan will be held for the exclusive benefit of Participants, and their joint annuitants or Beneficiaries and may not revert to the Employer.

Y-4 (a) A contribution made by the Employer under a mistake of fact may be returned to the Employer within one (1) year after it is contributed to the Plan. (b) A contribution conditioned upon its deductibility under Section 404 of the Code may be returned, to the extent the deduction is disallowed, to the Employer within one (1) year after the disallowance. All contributions to the Plan are hereby conditioned upon their deductibility. (c) For purposes of the Puerto Rico Participants, all contributions made by an Employer are conditional upon qualification of the plan under PR Code Section 1081.01(a) and upon deductibility under PR Code Section 1033.09. Notwithstanding anything in the Plan to the contrary, it shall be prohibited at any time for any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for, or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries, except that upon the direction of the Employer, any contribution made by an Employer by a mistake of fact shall be returned to an Employer within one year after the payment of the contribution; (b) any contribution shall be returned to the Employer within one year after the denial of initial qualification of the Plan under PR Code Section 1081.01(a); and (c) any contribution may be returned to the extent disallowed as a deduction under PR Code Section 1033.09 within one year after the disallowance of the deduction. The maximum contribution that may be returned to the Employer will not exceed the amount actually contributed to the Plan, or the value of such contribution on the date it is returned to the Employer, if less. SECTION 1.4 OPTIONAL FORMS OF BENEFIT (1) Direct Rollovers for PR Participants. In the event the PR Participant demonstrates to the Employer’s satisfaction that the plan contribution qualifies as a rollover contribution, a Puerto Rico Participant may elect, at the time and in the manner prescribed by the Employer, to have any portion of an eligible rollover distribution paid directly to a PR Eligible Retirement Plan specified by the distributee in a direct rollover subject to the terms and conditions set forth below. In no event, however, shall the provisions of this section be construed to provide any form of benefit, or entitle any person to a benefit, not otherwise provided under the terms of this Plan, except to the extent expressly required by this Section. For purposes of this Section 9.7: (a) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

Y-5 (I) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated Beneficiary, or for a specified period of ten (10) years or more; and, (II) any distribution to the extent such distribution is required pursuant to Section 401(a)(9) of the Code. A portion of a distribution shall not fail to be an “eligible rollover distribution” merely because the portion consists of amounts which are not includible in gross income. However, such portion may be transferred only to a qualified trust described in Section 401(a) of the Code and 1081.01(a) of the PR Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is not so includible. (b) PR Eligible Retirement Plan. A PR Eligible Retirement Plan is a qualified trust described in Section 401(a) of the Code and Section 1081.01(a) of the PR Code. (c) Distributee. A distributee includes: (1) A PR Participant; (2) a PR Participant’s surviving spouse and a PR Participant’s or former PR Participant’s spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, without regard to the interest of the spouse or former spouse; and, (3) any beneficiary who is a named beneficiary in accordance with Section 7.3 of the Plan. (d) Direct Rollover. A direct rollover is a payment by the Plan to the PR Eligible Retirement Plan specified by the distributee. (e) Partial Direct Rollover. A distributee may elect to have a portion of such an eligible rollover distribution paid to a PR Eligible Retirement Plan in a direct rollover. If a distributee elects such a partial direct rollover, the remaining portion of the eligible rollover distribution must be paid to the distributee. (f) Multiple Direct Rollovers Not Permitted. A distributee is not permitted to divide an eligible rollover distribution into separate distributions to be paid to two or more eligible retirement plans in direct rollovers. A distributee must elect that the eligible rollover distribution or portion thereof be distributed in a direct rollover payable to a single eligible retirement plan selected by the distributee.

(g) Elections For Periodic Payments. If distribution is made to a distributee in a series of periodic payments, his election to make or not to make a direct rollovemsmr with respect to one payment in a series of payments shall apply to all subsequent payments in the series unless the distributee makes a subsequent election to change his prior election.

SECTION 1.5 PAYMENT OF RETIREMENT INCOME

(1) Withholding on Distribution of Benefits

(a) A PR Participant shall be subject to withholding at source in an amount equal to ten percent (10%) on any distribution or payment other than nontaxable total distributions or loans to participants payable with respect to any PR Participant or beneficiary (such as partial distributions made after participant's separation from service and withdrawals made before the separation from service). The withholding at source shall only apply on any amount that exceeds the amounts the PR Participant has already been taxed. Notwithstanding the foregoing, in the case of distributions to a PR Participant or beneficiary in the form of an annuity or periodic payments by reason of separation from employment or to a beneficiary, there shall be deducted and withheld ten percent (10%) of the amount of distributions paid during the taxable year in excess of the amounts contributed by the participant to the plan that have been taxed to him, increased by:

Amounts not subject to withholding

Taxable Year	Pensioners under 60 years of age	Pensioners 60 years of age or older
2011	$19,500	$23,500
2012	$21,000	$25,000
2013	$23,500	$27,500
2014	$26,500	$30,500
2015 and after	$31,000	$35,000

For purposes of this Section the term "periodic payments" shall have the same meaning as defined in Section 1031.02(a)(13)(D) of the PR Code.

SECTION 1.6 MISCELLANEOUS PROVISIONS

(1) Payments to Incompetent or Minors. If any person entitled to receive any benefits from the Trust Fund is a minor or, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving any distributions, the Committee may only make a payment due to such person under the Plan to any person or entity that is appointed tutor or legal guardian by court of competent jurisdiction for the

Y-6

Y-7 benefit of the incapacitated PR Participant or beneficiary. Once a proper claim has been made to the Committee, any payments to which the minor or incapacitated PR Participant or Beneficiary is entitled will be made to the legal guardian or other person legally charged with the care of the person or of his estate. (2) Construction The Plan and all rights thereunder shall be construed, administered and enforced according to the laws of the Commonwealth of Puerto Rico to the extent such laws are not inconsistent with and/or preempted by ERISA. (3) Administrator and Trustee. The Plan Administrator and Trustee will furnish each other such information relating to the Plan and Trust as may be required under the PR Code and its regulations, or as required by any form adopted by the Puerto Rico Treasury Department, or under ERISA and its regulations, or as required by any form adopted by the US and PR Labor Departments. SECTION 1.7 LIMITATION ACCORDING TO UNITED STATES AND PUERTO RICO TREASURY DEPARTMENT REQUIREMENTS The purpose of this Section is to conform the Plan to the requirements of Section 1.401(a)(4)-5(b) of the Income Tax Regulations and to the PR Code. (1). If a benefit becomes or is payable for a Plan Year to a Participant who is among the 25 highest paid "highly compensated employees" or "highly compensated former employees" (each as defined in Section 414(q) of the Code and regu1ations and rulings issued thereunder) for a Plan Year, such benefit cannot exceed an amount equal to the payments that would be made during the Plan Year on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and any other benefits under the Plan; provided, however, that this Section shall not apply if (i) benefits that would be payable to such a Participant are less than 1% of the total value of current liabilities under the Plan, or (ii) the assets of the Trust Fund exceed, immediately after payment of a benefit to such a Participant, 11O% of the value of current liabilities under the Plan, (For purposes of this Section, the value of current liabilities shall be as defined in Section 412(1)(7) of the Code.) For purposes of applicable PR Code requirements only, a PR Participant shall be considered a “Highly Compensated Employee” if either: (a) was an officer of the participating Employer; (b) owns more than five-percent (5%) of shares with voting rights or owns more than five percent (5%) of the total value of all classes of the entity that is the participating Employer; (c) owns more than five-percent (5%) of the capital or interest in the profits of the Employer, in the case on an entity other than a corporation; and,

Y-8 (d) during the preceding year, received Compensation from the Employer in excess of the applicable limit for the particular taxable year under Section 414(q)(1)(B) of the Code, as adjusted by the Internal Revenue Service. (e) To determine if an employee owns more than five-percent (5%) of shares, capital stock or profits, there shall be taken into consideration the rules for the controlled group of the employer, the group of related entities and affiliated service group as defined under the PR Code.

Z-1 APPENDIX Z PROVISIONS GOVERNING CERTAIN EMPLOYEES OF GLAMGLOW LLC SECTION 1.1 SCOPE The provisions of this Appendix Z to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person employed by GlamGlow LLC ("GlamGlow") on December 31, 2015 ("GlamGlow Employee"). The provisions of this Appendix Z shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a GlamGlow Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER GlamGlow shall become a participating Employer under the Plan on January 1, 2016. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY GLAMGLOW EMPLOYEES No GlamGlow Employee shall be permitted to become a Participant prior to January I, 2016. Each GlamGlow Employee may become a Participant in the Plan on the first applicable Entry Date on or after January 1, 2016, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person's employment with GlamGlow that would otherwise have been taken into account for such purpose had GlamGlow been an Employer throughout such person's entire period of employment. Any other individual who becomes actively employed by GlamGlow on or after January 1, 2016 may become a Participant in the Plan on or after January 1, 2016 in accordance with the provisions of Section 3 of the Plan.

Z-2 SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a GlamGlow Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person's employment by GlamGlow that would otherwise have been taken into account for such purpose had GlamGlow been an Employer throughout such person's entire period of employment. SECTION 1.5 VESTING In determining the extent to which any GlamGlow Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person's employment with GlamGlow that would otherwise have been taken into account for such purpose had GlamGlow been an Employer throughout such person's entire period of employment.

AA-1 APPENDIX AA PROVISIONS GOVERNING CERTAIN EMPLOYEES OF BY KILIAN INC AND EDITIONS DE PARFUMS LCC SECTION 1.1 SCOPE The provisions of this Appendix AA to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person actively employed by By Kilian Inc (“Kilian”) and Editions de Parfums LLC (“Parfums”) on June 30, 2017 (“Appendix AA Employee”). The provisions of this Appendix AA shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to an Appendix AA Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER Kilian and Parfums shall each become a Participating Employer under the Plan on July 1, 2017. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY APPENDIX AA EMPLOYEES No Appendix AA Employee shall be permitted to become a Participant prior to July 1, 2017. Each Appendix AA Employee may become a Participant in the Plan on the first applicable Entry Date on or after July 1, 2017, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with either Kilian or Parfums that would otherwise have been taken into account for such purpose had the applicable company been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by either Kilian or Parfums on or after July 1, 2017 may become a Participant in the Plan on or after July 1, 2017 in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of an Appendix AA Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment by either Kilian or Parfums that would otherwise have been taken into account for such purpose had such company been an Employer throughout such person’s entire period of employment.

AA-2 SECTION 1.5 VESTING In determining the extent to which any Appendix AA Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with either Kilian or Parfums that would otherwise have been taken into account for such purpose had such company been an Employer throughout such person’s entire period of employment.

BB-1 APPENDIX BB PROVISIONS GOVERNING CERTAIN EMPLOYEES OF LE LABO HOLDING LLC SECTION 1.1 SCOPE The provisions of this Appendix BB to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person actively employed by Le Labo Holding LLC on December 31, 2017 (“Le Labo Employee”). The provisions of this Appendix BB shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Le Labo Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS PARTICIPATING EMPLOYER Le Labo Holding LLC (“Le Labo”), shall become an Employer under the Plan on January 1, 2018. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY LE LABO EMPLOYEES No Le Labo Employee shall be permitted to become a Participant prior to January 1, 2018. Each Le Labo Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2018, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with Le Labo that would otherwise have been taken into account for such purpose had Le Labo been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by Le Labo on or after January 1, 2018, may become a Participant in the Plan in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Le Labo Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with Le Labo that would otherwise have been taken into account for such purpose had Le Labo been an Employer throughout such person’s entire period of employment.

BB-2 SECTION 1.5 VESTING In determining the extent to which any Le Labo Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Le Labo that would otherwise have been taken into account for such purpose had Le Labo been an Employer throughout such person’s entire period of employment.

CC-1 APPENDIX CC PROVISIONS GOVERNING CERTAIN EMPLOYEES OF ALZHEIMER’S DRUG DISCOVERY FOUNDATION SECTION 1.1 SCOPE The provisions of this Appendix CC to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person actively employed by Alzheimer’s Drug Discovery Foundation (“ADDF”) on January 1, 2020 (an “ADDF Employee”). The provisions of this Appendix CC shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to an ADDF Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS EMPLOYER ADDF shall become an Employer under the Plan on January 1, 2020. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY ADDF EMPLOYEES No ADDF Employee shall be permitted to become a Participant prior to January 1, 2020. Each ADDF Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2020, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with ADDF that would otherwise have been taken into account for such purpose had ADDF been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by ADDF on or after January 1, 2020, may become a Participant in the Plan in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of an ADDF Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with ADDF that would otherwise have been taken into account for such purpose had ADDF been an Employer throughout such person’s entire period of employment.

CC-2 SECTION 1.5 VESTING In determining the extent to which any ADDF Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with ADDF that would otherwise have been taken into account for such purpose had ADDF been an Employer throughout such person’s entire period of employment. SECTION 1.6 CESSATION OF STATUS AS EMPLOYER ADDF shall withdraw from and shall cease to be an Employer under the Plan effective as of May 31, 2022, and all Plan benefit accruals for ADDF Employees shall cease as of such date. Without limiting the foregoing, (a) Each ADDF Employee who has become a Participant in the Plan shall cease to be eligible for Retirement Account credits under Section 5.2 of the Plan after May 31, 2022 (eligibility for such credits for Plan Years beginning prior to such date shall be determined in accordance with the otherwise applicable provisions of the Plan), but shall remain eligible for Retirement Account credits under Section 5.4 of the Plan based on the Periodic Adjustment Percentage until the last date as of which a Retirement Account balance is maintained for such Participant. (b) For all purposes under the Plan, each ADDF Employee shall be treated as having terminated employment with the Employer as of May 31, 2022 or, if earlier, the date the ADDF Employee terminated employment with ADDF. (c) This Plan shall remain responsible for the payment of all Plan benefits accrued on behalf of ADDF Employees, which benefits shall be payable in accordance with the applicable provisions of the Plan. For Plan valuation purposes, such benefits shall be assigned to the same Group as includes Estee Lauder.

DD-1 APPENDIX DD PROVISIONS GOVERNING CERTAIN EMPLOYEES OF TOO FACED COSMETICS HOLDINGS, LLC SECTION 1.1 SCOPE The provisions of this Appendix DD to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person actively employed by Too Faced Cosmetics Holdings, LLC (“Too Faced”) on January 1, 2021 (a “Too Faced Employee”). The provisions of this Appendix DD shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Too Faced Employee, as the context shall require. SECTION 1.2 COMMENCEMENT OF STATUS AS EMPLOYER Too Faced shall become an Employer under the Plan on January 1, 2021. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY TOO FACED EMPLOYEES No Too Faced Employee shall be permitted to become a Participant prior to January 1, 2021. Each Too Faced Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2021, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with Too Faced that would otherwise have been taken into account for such purpose had Too Faced been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by Too Faced after January 1, 2021, may become a Participant in the Plan in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Too Faced Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with Too Faced that would otherwise have been taken into account for such purpose had Too Faced been an Employer throughout such person’s entire period of employment.

DD-2 SECTION 1.5 VESTING In determining the extent to which any Too Faced Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Too Faced that would otherwise have been taken into account for such purpose had Too Faced been an Employer throughout such person’s entire period of employment.

EE-1 APPENDIX EE PROVISIONS GOVERNING CERTAIN EMPLOYEES OF HAVE & BE USA, INC. SECTION 1.1 SCOPE The provisions of this Appendix EE to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person actively employed by Have & Be USA, Inc. on January 1, 2023 (a “Have & Be Employee”). The provisions of this Appendix EE shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a Have & Be Employee, as the context shall require. COMMENCEMENT OF STATUS AS EMPLOYER Have & Be USA, Inc. (“Have & Be”) shall become an Employer under the Plan on January 1, 2023. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY HAVE & BE EMPLOYEES No Have & Be Employee shall be permitted to become a Participant prior to January 1, 2023. Each Have & Be Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2023, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with Have & Be that would otherwise have been taken into account for such purpose had Have & Be been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by Have & Be after January 1, 2023, may become a Participant in the Plan in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a Have & Be Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with Have & Be that would otherwise have been taken into account for such purpose had Have & Be been an Employer throughout such person’s entire period of employment.

EE-2 SECTION 1.5 VESTING In determining the extent to which any Have & Be Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with Have & Be that would otherwise have been taken into account for such purpose had Have & Be been an Employer throughout such person’s entire period of employment.